UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21829

BBH TRUST

On behalf of the following series:

BBH Limited Duration Fund

BBH Core Select

BBH Global Core Select

BBH International Equity Fund

BBH Intermediate Municipal Bond Fund

(Exact name of registrant as specified in charter)

140 Broadway, New York, NY 10005

(Address of principal executive offices) (Zip Code)

Corporation Services Company

2711 Centerville Road, Suite 400, Wilmington, DE 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 575-1265

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1. Report to Stockholders.

Annual Report

OCTOBER 31, 2015

BBH Limited Duration Fund

BBH LIMITED DURATION FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2015

For the year ended October 31, the Fund’s I-class returned 0.30% net of all fees and expenses. BBH Limited Duration Fund’s (the “Fund”) benchmark, the Barcap 1-3 year Treasury Index1, returned 0.80% over the same period. While the Fund remains ahead of its benchmark for longer periods, the one year result is a disappointing one. It reflects both the underperformance of credit instruments this year and the effect of maintaining very low interest rate exposure. However, we are pleased that the diversification of our Fund has mitigated the credit headwinds. With the Treasury yield considerably higher, and short interest rates moving up substantially over the past few months, we are cautiously optimistic going forward.

The BBH Limited Duration Fund seeks to provide maximum total return, consistent with preservation of capital and prudent investment management. The approach we have taken with the Fund, since inception of the strategy, is to purchase a portfolio of credit instruments, ranging from floating rate to ten years maturity, and hedge most of the rate duration out of the portfolio. We wait for good value, seeking durable credits at attractive yields, and do not try to time market cycles. The Citi Investment Grade (Treasury Rate-Hedged) index2 also purchases rate-hedged credit, except with a simple index basket of investment grade corporate bonds. As you can see in the exhibit nearby, this index returned -2.87% for the year ended October, reflecting the poor returns to credit over the last few quarters. We have avoided much of this potential downside, which we attribute primarily to our investment in non-corporate credit, such as Asset-Backed Securities (“ABS”) and Commercial Mortgage-Backed Securities (“CMBS”) and Loans, all of which outperformed corporate credit quite handily.

1	The Barclays Capital U.S. 1-3 Year Treasury Bond Index (“BCTSY”) measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years. The BCTSY is a short term index. Investments cannot be made in an index.
2	The Corporate Investment Grade (Treasury Rate-Hedged) Index is a U.S. Dollar-denominated index that measures the rate-hedged performance of investment-grade corporate debt.
2

BBH LIMITED DURATION FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

With 6 successive quarters of negative returns, this bear market in credit is already 20 months old. Historically, credit bear markets like this have tended to fully reverse within two-to-three years. This is visible in the accompanying chart comparing the markets of the early 2000s and 2011 to the pullback started last year, based on the cumulative “Excess Returns”3 (returns compared to similar duration Treasuries) of bonds rated BBB/Baa (“Triple-B”). There is no guarantee history will repeat itself, but it often rhymes. These bear market episodes have tended to last about two years.

The Fund maintained duration of about 6 months throughout the year, which is approximately 25% of the index duration. Treasuries enjoyed positive returns over the year, scaling with duration. Our shorter position, while benefiting us now in the fourth quarter of 2015, cost us about 0.69% over the year.

3	Excess return is defined as the investment return of a credit sector in excess of comparable duration U.S. Treasuries.
FINANCIAL STATEMENTS OCTOBER 31, 2015	3

BBH LIMITED DURATION FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

Credit instruments of all types produced negative excess returns over the fiscal year. We present these results below, roughly in order of credit quality (top to bottom). High yield and Triple-B-rated securities underperformed Treasuries by over 4 percent, with the exception of loans. Even Single-A securities underperformed by over a percentage point. There was almost no place to hide in corporate credit. Fortunately, we had increasingly been emphasizing purchases in other parts of the credit universe.

In 2014, we were finding less and less value in corporate bonds, so the majority of our purchases over the following year were ABS and CMBS, growing to approximately half of the portfolio during the year. Structured Products (ABS, CMBS and Mortgage-Backed Securities) are almost entirely domestic in risk exposure, and involve consumer or commercial loan or lease collateral. They are, therefore, fairly far removed from the most troubled spots in the corporate bond market — energy, commodities, and emerging market demand. We have developed a highly diversified portfolio of older and newer ABS types, including everything from traditional car loans and credit cards, to small-ticket equipment, airplanes, shipping containers, and, in two holdings, portfolios of drug patent royalties. In each security, there is substantial credit enhancement, consisting of over-collateralization, subordination/equity, and retention of additional interest proceeds, which will absorb loss increases first and mitigate downside risk. We aim to buy ABS with enough credit enhancement, in our judgment, to help protect us from even depression-level losses.

Credit Quality letter ratings are provided by Standard and Poor's (www.standardpoors.com) and Moody's (www.moodys.com) which are independent third parties. In order to be more conservative, when ratings differ, the lower rating is used. Quality ratings reflect the credit quality of the underlying issues in the fund portfolio and not of the fund itself. Information obtained from third parties is believed to be reliable, but cannot be guaranteed. Issuers with credit ratings of AA or better are considered to be of high credit quality, with little risk of issuer failure. Issuers with credit ratings of BBB or better are considered to be of good credit quality, with adequate capacity to meet financial commitments. Issuers with credit ratings below BBB are considered speculative in nature and are vulnerable to the possibility of issuer failure or business interruption.

4

BBH LIMITED DURATION FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

Our portfolio of CMBS is about half office property and half hotel and retail properties. This has been an area of terrific opportunity, as a huge wave of refinancing has been depressing prices and keeping yields high. As this refinancing wave is digested over the next 18 months or so, we expect spreads to compress in this sector. Rising commercial real estate values have helped to steadily reduce leverage in our CMBS holdings.

Even in corporate exposures, we have been pleased with the performance of almost every industry. Our entire negative return comes down to energy and consumer products. In energy exploration and services, an exposure of less than two percent cost us a disproportionately large 0.3% in return. One of our exposures in particular, to two drilling vessel-secured transactions with Odebrecht Oil & Gas, is marked well below 50% of par, and cost the fund 0.25% in performance over the year. As a direct result of oil prices experiencing a record drop, exploration activity has dropped precipitously. All of these companies are negotiating with creditors now, as volumes are not sufficient to meet covenanted debt service. In general, creditors seem to be taking a reasonable approach, attempting to build a bridge to a time when oil prices are a bit higher rather than attempting to liquidate assets in this environment. We have deliberately taken senior and/or secured creditor positions in our energy investments. For that reason, we view current prices for our bonds as far below expected recovery value in time.

Sectors such as utilities and pipelines have widened as well, since their profit margins also have some commodity price exposure. Global consumer companies have also taken significant profit hits to exchange rate changes, particularly companies with a large presence in emerging markets. This is both a current performance drag and an opportunity for us, as few of these companies face material credit deterioration, even given a prolonged period of lower oil prices and emerging markets demand. We’ve invested in senior secured debt of a few electricity generation credits over the last year, at floating yields greater than five percent. All of these have very limited price exposure to fossil fuels, and enjoy large, stable, contractual relationships with utilities to which they are essential.

FINANCIAL STATEMENTS OCTOBER 31, 2015	5

BBH LIMITED DURATION FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

It was a year that left a few marks, but we are pleased with the returns to our shareholders, as well as the much broader opportunity set in which we are investing. The I-Class SEC yield4 increased from 0.96% to 2.17% (0.86% to 1.99% for Class N) from 10/31/2014 to 10/30/2015. We believe that a credit orientation brings much greater returns in the long run. We continue to invest only where we find long-term value, rather than projecting price movements, looking for durable credits when they are available at attractive yields. As ever, we are available to answer your questions, and we wish you and your families a joyous and prosperous 2016.

We are honored with your confidence and the privilege of preserving and enhancing your capital.

Past performance is no guarantee of future results.

4	SEC yield is a calculation based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the price per share on the last day of the reported period.
6

BBH LIMITED DURATION FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

Growth of $10,000 Invested in BBH Limited Duration

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2015 as compared to the BCTSY.

The annualized gross expense ratios as in the March 2, 2015 prospectus for Class N and Class I shares were 0.48% and 0.29%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Capital U.S. 1-3 Year Treasury Bond Index (“BCTSY”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BCTSY is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.
FINANCIAL STATEMENTS OCTOBER 31, 2015	7

BBH LIMITED DURATION FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Limited Duration Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Limited Duration Fund, a series of the BBH Trust (the “Fund”) as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, agent banks, and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Limited Duration Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2015

8

BBH LIMITED DURATION FUND
PORTFOLIO ALLOCATION
October 31, 2015

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Asset Backed Securities	$1,949,309,342	41.4%
Commercial Mortgage Backed Securities	619,578,534	13.2
Corporate Bonds	1,138,466,236	24.2
Loan Participations and Assignments	302,469,366	6.4
Municipal Bonds	239,813,183	5.1
U.S. Government Agency Obligations	174,849,299	3.7
U.S. Inflation Linked Debt	10,486,624	0.2
U.S. Treasury Notes	30,002,340	0.6
Certificates of Deposit	75,000,000	1.6
Time Deposits	70,000,000	1.5
U.S. Treasury Bills	25,199,385	0.5
Cash and Other Assets in Excess of Liabilities	75,323,405	1.6
NET ASSETS	$4,710,497,714	100.0%

All data as of October 31, 2015. The Fund's sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	9

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	ASSET BACKED SECURITIES (41.4%)
$31,019,048	AIM Aviation Finance, Ltd. 2015-1A1	02	/15/40	4.213%	$31,064,025
5,294,666	Aircraft Lease Securitisation, Ltd.
	2007-1A1,2	05	/10/32	0.459	5,268,193
12,690,000	Ally Master Owner Trust 2012-5	09	/15/19	1.540	12,685,443
11,909,154	Alterna Funding I LLC 2014-1A1	02	/15/21	1.639	11,868,186
12,208,463	AmeriCredit Automobile Receivables
	Trust 2012-3	05	/08/18	2.420	12,269,017
11,300,000	AmeriCredit Automobile Receivables
	Trust 2013-3	06	/10/19	2.380	11,416,630
4,980,554	Ascentium Equipment Receivables LLC
	2014-1A1	01	/10/17	1.040	4,978,085
20,000,000	Ascentium Equipment Receivables LLC
	2015-1A1	07	/10/17	1.150	19,961,806
21,083,333	Avis Budget Rental Car Funding
	AESOP LLC 2010-5A1	03	/20/17	3.150	21,186,779
3,950,581	AXIS Equipment Finance Receivables II
	LLC 2013-1A1	03	/20/17	1.750	3,947,276
26,942,630	AXIS Equipment Finance Receivables III
	LLC 2015-1A1	03	/20/20	1.900	26,909,703
13,934,199	BCC Funding VIII LLC 2014-1A1	06	/20/20	1.794	13,886,266
50,310,000	BCC Funding X LLC 2015-1[1]	10	/20/20	2.224	50,504,619
4,300,000	Capital Auto Receivables Asset Trust
	2013-1	10	/22/18	1.740	4,308,081
8,030,000	Capital Auto Receivables Asset Trust
	2013-2	10	/22/18	1.960	8,063,206
2,820,000	Capital Auto Receivables Asset Trust
	2013-2	04	/22/19	2.660	2,849,643
18,140,000	Capital Auto Receivables Asset Trust
	2013-2[1]	01	/20/22	4.060	18,511,250
13,260,000	Capital Auto Receivables Asset Trust
	2013-3	10	/22/18	2.790	13,439,901
38,740,000	Carlyle Global Market Strategies
	Commodities Funding, Ltd.
	2014-1A1,2,3	10	/15/21	2.221	38,739,140

The accompanying notes are an integral part of these financial statements.

10

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$32,539,035	Cazenovia Creek Funding I LLC
	2015-1A1	12	/10/23	2.000%	$32,594,351
2,055,281	CCG Receivables Trust 2013-1[1]	08	/14/20	1.050	2,055,241
12,973,974	CCG Receivables Trust 2014-1[1]	11	/15/21	1.060	12,946,248
5,177,950	Chesapeake Funding LLC 2011-2A1,2	04	/07/24	1.444	5,178,711
778,651	Chesapeake Funding LLC 2012-1A1,2	11	/07/23	0.944	775,566
3,890,350	Chesapeake Funding LLC 2012-2A1,2	05	/07/24	0.644	3,888,391
31,391,760	Chesterfield Financial Holdings LLC
	2014-1A1	12	/15/34	4.500	31,544,763
12,780,000	CIT Equipment Collateral 2014-VT1[1]	10	/21/19	1.500	12,739,105
38,080,000	Citibank Credit Card Issuance Trust
	2014-A8	04	/09/20	1.730	38,431,105
4,076,858	Credit Acceptance Auto Loan Trust
	2013-1A1	10	/15/20	1.210	4,075,166
7,530,000	Credit Acceptance Auto Loan Trust
	2013-2A1	10	/15/21	2.260	7,527,727
10,040,000	Credit Acceptance Auto Loan Trust
	2014-1A1	10	/15/21	1.550	10,012,417
11,160,000	Credit Acceptance Auto Loan Trust
	2014-1A1	04	/15/22	2.290	11,160,843
2,720,000	Credit Acceptance Auto Loan Trust
	2014-2A1	09	/15/22	2.670	2,732,145
10,890,000	Credit Acceptance Auto Loan Trust
	2015-1A1	01	/17/23	2.610	10,907,322
7,070,064	Direct Capital Funding V LLC 2013-2[1]	08	/20/18	1.730	7,078,035
40,760,000	Drive Auto Receivables Trust 2015-BA1	07	/15/21	2.760	40,530,970
14,490,000	Eagle I, Ltd. 2014-1A1	12	/15/39	4.310	14,676,018
38,239,619	ECAF I Ltd. 2015-1A1	06	/15/40	3.473	38,239,619
21,831,250	Emerald Aviation Finance, Ltd. 2013-1[1]	10	/15/38	4.650	22,312,411
51,830,000	Engs Commercial Finance Trust
	2015-1A1	10	/22/21	2.310	51,920,531
14,875	Exeter Automobile Receivables Trust
	2013-1A1	10	/16/17	1.290	14,873
537,336	Exeter Automobile Receivables Trust
	2013-2A1	11	/15/17	1.490	537,288

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	11

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$4,331,369	Exeter Automobile Receivables Trust
	2014-2A1	08	/15/18	1.060%	$4,319,722
24,561,784	FNA Trust 2014-1A1	12	/10/22	1.296	24,573,083
4,470,000	Ford Credit Auto Owner Trust 2012-B	02	/15/18	2.080	4,510,311
4,000,000	Ford Credit Auto Owner Trust 2013-C	01	/15/20	2.500	4,068,981
14,500,000	Ford Credit Auto Owner Trust/Ford
	Credit 2014-2[1]	04	/15/26	2.310	14,613,512
18,456,054	Foursight Capital Automobile Receivables
	Trust 2014-1[1]	03	/23/20	2.110	18,430,952
31,176,842	Foursight Capital Automobile Receivables
	Trust 2015-1[1]	01	/15/21	2.340	31,225,322
10,891,516	FRS I LLC 2013-1A1	04	/15/43	1.800	10,817,487
13,527,656	Global Container Assets, Ltd. 2013-1A1	11	/05/28	2.200	13,516,681
36,566,667	Global Container Assets, Ltd. 2015-1A1	02	/05/30	2.100	36,504,090
16,510,000	GMF Floorplan Owner Revolving Trust
	2015-1[1]	05	/15/20	1.650	16,455,302
6,525,000	GMF Floorplan Owner Revolving Trust
	2015-1[1]	05	/15/20	1.970	6,538,489
10,730,000	GMF Floorplan Owner Revolving Trust
	2015-1[1]	05	/15/20	2.220	10,731,792
32,660,000	Hertz Vehicle Financing LLC 2011-1A1	03	/25/18	3.290	33,349,005
17,750,000	Hyundai Auto Receivables Trust 2013-B	02	/15/19	1.710	17,843,624
3,738,449	Leaf II Receivables Funding LLC 2013-1[1]	10	/15/16	1.330	3,737,769
8,972,000	Leaf II Receivables Funding LLC 2013-1[1]	09	/15/21	1.980	8,985,942
4,470,000	M&T Bank Auto Receivables Trust
	2013-1A1	03	/15/19	2.160	4,486,017
7,162,818	MCA Fund I Holding LLC 2014-1[1,2]	08	/15/24	2.321	7,165,888
761,218	MMAF Equipment Finance LLC 2009-AA1	01	/15/30	3.510	762,587
13,449,048	MMAF Equipment Finance LLC 2012-AA1	10	/10/18	1.350	13,459,670
8,943,587	Motor, Plc. 2014-1A1,2	08	/25/21	0.677	8,942,792
18,011,560	Nations Equipment Finance Funding II
	LLC 2014-1A1	07	/20/18	1.558	17,916,319
3,140,000	Nationstar Agency Advance Funding
	Trust 2013-T2A1	02	/18/48	1.892	3,104,173

The accompanying notes are an integral part of these financial statements.

12

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$1,853,515	Navitas Equipment Receivables LLC
	2013-1[1]	11	/15/16	1.950%	$1,853,561
23,903,000	Navitas Equipment Receivables LLC
	2015-1[1]	11	/15/18	2.120	23,950,409
51,030,000	NCF Dealer Floorplan Master Trust
	2014-1A1,2	10	/20/20	1.674	50,651,465
16,658,775	New Mexico State Educational Assistance
	Foundation 2013-1[2]	01	/02/25	0.893	16,049,063
29,756,713	Newstar Commercial Lease Funding
	LLC 2015-1A1	04	/15/19	3.270	29,680,687
12,796,676	Newtek Small Business Loan Trust
	2010-1[1,2]	02	/25/41	2.497	12,796,676
49,190,000	NextGear Floorplan Master Owner Trust
	2014-1A1	10	/15/19	1.920	49,002,552
22,470,000	NextGear Floorplan Master Owner
	Trust 2015-1A1	07	/15/19	1.800	22,429,961
13,740,000	NextGear Floorplan Master Owner
	Trust 2015-1A1,2	07	/15/19	1.946	13,740,342
17,300,000	Nordstrom Private Label Credit Card
	Master Note Trust 2011-1A1	11	/15/19	2.280	17,480,740
29,760,000	NRZ Advance Receivables Trust Advance
	Receivables Backed 2015-T2[1]	08	/17/48	3.302	29,755,536
9,200,000	Ocwen Master Advance Receivables
	Trust 2015-1[1]	09	/17/46	2.537	9,200,000
15,000,000	OneMain Financial Issuance Trust
	2014-1A1	06	/18/24	2.430	15,001,705
15,230,000	OneMain Financial Issuance Trust
	2014-2A1	09	/18/24	3.020	15,217,816
26,190,000	OneMain Financial Issuance Trust
	2015-1A1	03	/18/26	3.850	26,680,801
20,010,000	Oxford Finance Funding Trust 2014-1A1	12	/15/22	3.475	19,945,418
5,660,449	PFS Tax Lien Trust 2014-1[1]	04	/15/16	1.440	5,658,106
50,000,000	Progreso Receivables Funding LLC
	2015-B1	07	/28/20	3.000	50,052,905

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	13

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$53,872,895	ReadyCap Lending Small Business Loan
	Trust 2015-1[2]	12	/25/38	1.447%	$53,568,465
12,340,000	Santander Drive Auto Receivables Trust
	2013-2	03	/15/19	1.950	12,405,345
5,990,000	Santander Drive Auto Receivables Trust
	2013-4	01	/15/20	3.250	6,099,022
10,980,000	Santander Drive Auto Receivables
	Trust 2015-3	04	/15/20	2.070	11,007,502
22,790,000	Santander Drive Auto Receivables
	Trust 2015-3	01	/15/21	2.740	22,744,611
23,790,000	Shenton Aircraft Investment I, Ltd.
	2015-1A1	10	/15/42	4.750	23,790,000
9,296,388	SMART Trust 2012-1USA[1]	12	/14/17	2.010	9,370,759
253,218	SMART Trust 2012-2USA[1]	10	/14/16	1.590	253,380
670,446	SMART Trust 2012-4US	03	/14/17	0.970	670,043
4,070,498	SMART Trust 2013-2US	01	/14/17	0.830	4,069,276
3,630,000	SMART Trust 2013-2US	02	/14/19	1.180	3,612,576
13,420,000	SMART Trust 2015-1US	09	/14/18	1.500	13,450,415
2,634,699	SNAAC Auto Receivables Trust
	2014-1A1	09	/17/18	1.030	2,634,281
33,210,000	Spirit Master Funding LLC 2014-4A1	01	/20/45	3.501	33,162,533
9,900,000	Spirit Master Funding VII LLC 2013-1A1	12	/20/43	3.887	10,187,279
16,075,941	Springleaf Funding Trust 2013-AA1	09	/15/21	2.580	16,101,905
9,000,000	Springleaf Funding Trust 2014-AA1	12	/15/22	2.410	8,995,144
17,398,431	STORE Master Funding LLC 2013-1A1	03	/20/43	4.160	17,989,233
12,429,052	STORE Master Funding LLC 2013-2A1	07	/20/43	4.370	12,948,318
20,780,684	STORE Master Funding LLC 2013-3A1	11	/20/43	4.240	21,511,973
4,449,698	TAL Advantage V LLC 2014-2A1	05	/20/39	1.700	4,426,495
21,527,500	TAL Advantage V LLC 2014-3A1	11	/21/39	3.270	21,484,863
37,044,000	Textainer Marine Containers, Ltd.
	2014-1A1	10	/20/39	3.270	36,461,465
11,530,000	Trade MAPS 1, Ltd. 2013-1A1,2	12	/10/18	1.445	11,501,025
49,760,000	Trafigura Securitisation Finance, Plc.
	2014-1A1,2	10	/15/21	1.146	49,775,650

The accompanying notes are an integral part of these financial statements.

14

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	ASSET BACKED SECURITIES (continued)
$18,330,000	Turquoise Card Backed Securities, Plc.
	2012-1A1,2	06	/17/19	0.996%	$18,408,452
6,737,305	Utah State Board of Regents 2011-1[2]	05	/01/29	1.150	6,747,479
11,064,022	Westlake Automobile Receivables
	Trust 2014-2A1	10	/16/17	0.970	11,061,734
41,711,977	Westlake Automobile Receivables
	Trust 2015-1A1	03	/15/18	1.170	41,686,504
10,600,000	Westlake Automobile Receivables
	Trust 2015-1A1	11	/16/20	2.290	10,521,106
21,340,000	Westlake Automobile Receivables
	Trust 2015-2A1	01	/15/21	2.450	21,142,594
32,510,000	World Financial Network Credit Card
	Master Trust 2014-C	08	/16/21	1.540	32,576,567
	Total Asset Backed Securities
	(Identified cost $1,945,101,361)				1,949,309,342

	COMMERCIAL MORTGAGE BACKED
	SECURITIES (13.2%)
15,540,000	Aventura Mall Trust 2013-AVM[1,2]	12	/05/32	3.867	15,970,366
13,860,000	BBCMS Trust 2015-RRI[1,2]	05	/15/32	2.246	13,668,921
31,807,000	BB-UBS Trust 2012-TFT[1,2]	06	/05/30	3.584	31,150,061
6,349,000	BHMS Mortgage Trust 2014-ATLS[1,2]	07	/05/33	2.644	6,301,399
32,018,000	BHMS Mortgage Trust 2014-ATLS[1,2]	07	/05/33	4.847	32,564,429
12,240,000	BLCP Hotel Trust 2014-CLRN[1,2]	08	/15/29	2.146	12,065,381
14,860,000	Boca Hotel Portfolio Trust 2013-BOCA[1,2]	08	/15/26	1.946	14,832,988
30,106,000	BXHTL Mortgage Trust 2015-JWRZ[1,2]	05	/15/29	2.346	29,766,669
28,190,000	Carefree Portfolio Trust 2014-CARE[1,2]	11	/15/19	2.596	28,339,773
42,795,000	CDGJ Commercial Mortgage Trust
	2014-BXCH[1,2]	12	/15/27	2.696	42,151,937
10,500,000	CGBAM Commercial Mortgage Trust
	2014-HD1,2	02	/15/31	1.396	10,401,344
7,457,000	CGBAM Commercial Mortgage Trust
	2014-HD1,2	02	/15/31	1.796	7,386,933
31,329,000	CG-CCRE Commercial Mortgage
	Trust 2014-FL2[1,2]	11	/15/31	3.096	31,425,199

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	15

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED
	SECURITIES (continued)
$7,510,000	Citigroup Commercial Mortgage
	Trust 2013-SMP[1]	01	/12/30	2.435%	$7,585,174
2,085,000	Citigroup Commercial Mortgage
	Trust 2013-SMP[1]	01	/12/30	2.738	2,104,961
24,520,000	Citigroup Commercial Mortgage
	Trust 2014-388G1,2	06	/15/33	1.946	24,089,331
20,676,812	Commercial Mortgage Pass Through
	Certificates 2013-GAM[1]	02	/10/28	1.705	20,386,493
9,690,000	Commercial Mortgage Pass Through
	Certificates 2013-GAM[1,2]	02	/10/28	3.531	9,620,936
11,004,713	Commercial Mortgage Pass Through
	Certificates 2013-SFS[1]	04	/12/35	1.873	10,713,829
42,990,000	Commercial Mortgage Pass Through
	Certificates 2014-KYO[1,2]	06	/11/27	1.846	42,440,553
22,660,000	Commercial Mortgage Pass Through
	Certificates 2014-TWC[1,2]	02	/13/32	1.057	22,488,273
14,950,000	EQTY 2014-INNS Mortgage Trust[1,2]	05	/08/31	1.795	14,674,183
16,539,771	GTP Cellular Sites LLC[1]	03	/15/42	3.721	16,626,535
9,696,976	Hilton USA Trust 2013-HLF[1,2]	11	/05/30	1.694	9,624,638
14,850,958	Hilton USA Trust 2013-HLF[1,2]	11	/05/30	2.094	14,740,182
9,410,000	Hyatt Hotel Portfolio Trust 2015-HYT[1,2]	11	/15/29	2.294	9,441,769
5,780,000	JP Morgan Chase Commercial Mortgage
	Securities Corp. 2011-PLSD[1]	11	/13/28	3.364	5,894,824
5,600,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2014-BXH[1,2]	04	/15/27	1.446	5,592,950
10,250,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2014-BXH[1,2]	04	/15/27	1.846	10,234,733
14,860,000	SBA Tower Trust[1]	12	/15/42	2.933	15,035,375
40,700,000	SBA Tower Trust[1]	04	/15/43	2.240	40,288,523
15,700,000	Unison Ground Lease Funding LLC[1]	04	/15/40	5.349	16,396,320
14,500,000	Wells Fargo Commercial Mortgage Trust
	2014-TISH[1,2]	02	/15/27	2.046	14,243,438
20,108,443	WFCG Commercial Mortgage Trust
	2015-BXRP[1,2]	11	/15/29	1.318	19,981,305

The accompanying notes are an integral part of these financial statements.

16

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	COMMERCIAL MORTGAGE BACKED
	SECURITIES (continued)
$11,468,922	WFCG Commercial Mortgage Trust
	2015-BXRP[1,2]	11	/15/29	1.668%	$11,348,809
	Total Commercial Mortgage Backed Securities
	(Identified cost $623,598,455)				619,578,534

	CORPORATE BONDS (24.2%)
	BANKS (4.2%)
44,000,000	BAC San Jose DPR Funding, Ltd.[1,3]	11	/15/21	4.500	43,006,462
42,443,700	Citigroup Capital XIII[2,4]	10	/30/40	6.692	43,122,799
26,315,000	Commonwealth Bank of Australia[1,2]	03	/12/18	0.736	26,166,189
3,163,335	FNBC 1993-A Pass Through Trust	01	/05/18	8.080	3,309,029
24,760,000	Mitsubishi UFJ Trust & Banking Corp.[1]	10	/16/17	1.600	24,671,533
12,955,000	Royal Bank of Scotland, Plc.	03	/16/16	4.375	13,118,881
19,980,000	Svenska Handelsbanken AB	04	/04/17	2.875	20,352,407
23,285,000	Westpac Banking Corp.	12	/01/17	1.500	23,241,410
					196,988,710
	COMMERCIAL SERVICES (0.5%)
19,863,000	Experian Finance, Plc.[1]	06	/15/17	2.375	19,937,963
3,250,000	Western Union Co.	08	/22/18	3.650	3,362,424
					23,300,387
	COSMETICS/PERSONAL CARE (0.3%)
19,745,000	Avon Products, Inc.	03	/15/20	6.350	16,042,813

	DIVERSIFIED FINANCIAL SERVICES (6.5%)
11,881,764	AA Aircraft Financing 2013-1 LLC[1]	11	/01/19	3.596	12,000,582
8,119,820	Ahold Lease Series 2001-A-1 Pass
	Through Trust	01	/02/20	7.820	8,728,807
7,365,000	Air Lease Corp.	04	/01/17	5.625	7,703,569
15,950,000	Air Lease Corp.	09	/04/18	2.625	15,885,721
6,300,000	Alliance Data Systems Corp.[1]	12	/01/17	5.250	6,489,000
5,000,000	Alliance Data Systems Corp.[1]	04	/01/20	6.375	5,162,500
22,705,000	Athene Global Funding[1]	10	/23/18	2.875	22,456,698
24,815,000	Caisse Centrale Desjardins[1]	09	/12/17	1.550	24,766,412
19,213,710	CIC Central America Card
	Receivables, Ltd.[3]	11	/05/20	4.500	19,346,570

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	17

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	CORPORATE BONDS (continued)
	DIVERSIFIED FINANCIAL
	SERVICES (continued)
$10,500,000	CIC Receivables Master Trust[3]	10	/07/21	4.890%	$10,587,415
3,000,000	Credit Acceptance Corp.	02	/15/21	6.125	3,000,000
23,730,000	Denali Borrower LLC[1]	10	/15/20	5.625	25,242,787
12,118,836	Doric Nimrod Air Alpha 2013-1 Pass
	Through Trust[1]	05	/30/25	5.250	12,603,589
6,212,142	Doric Nimrod Air Finance Alpha, Ltd.
	2012-1 (Class A) Pass Through Trust[1]	11	/30/24	5.125	6,437,624
49,455,000	Drawbridge Special Opportunities
	Fund LP1	08	/01/21	5.000	48,465,900
5,346,352	LS Power Funding Corp.	12	/30/16	8.080	5,552,171
5,875,000	Morgan Stanley Capital Trust III[4]	03	/01/33	6.250	6,086,500
8,922,925	Morgan Stanley Capital Trust VIII[4]	04	/15/67	6.450	9,112,091
16,349,000	Murray Street Investment Trust I	03	/09/17	4.647	16,999,069
38,284,000	Seven & Seven, Ltd.[1,2]	09/11/19		1.539	38,238,251
					304,865,256
	ELECTRIC (1.1%)
25,715,000	Korea East-West Power Co., Ltd.[1]	11	/27/18	2.625	26,121,425
22,150,000	TransAlta Corp.	06	/03/17	1.900	21,877,245
5,580,000	TransAlta Corp.	05	/15/18	6.650	5,906,793
					53,905,463
	HEALTHCARE-PRODUCTS (0.5%)
15,995,000	Mallinckrodt International Finance S.A.	04	/15/18	3.500	15,495,156
10,000,000	Mallinckrodt International Finance
	S.A./Mallinckrodt CB LLC[1]	04/15/20		4.875	9,587,500
					25,082,656
	HEALTHCARE-SERVICES (0.2%)
10,460,000	HCA, Inc.	03	/15/19	3.750	10,643,050

The accompanying notes are an integral part of these financial statements.

18

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date	Interest Rate	Value
	CORPORATE BONDS (continued)
	INSURANCE (1.3%)
$17,985,000	Fairfax Financial Holdings, Ltd.[1]	05/15/21	5.800%	$19,009,875
11,050,000	Vitality Re IV, Ltd.[1,2]	01/09/18	2.750	11,136,190
33,100,000	Vitality Re V, Ltd.[1,2]	01/07/20	1.750	32,894,780
				63,040,845
	INTERNET (0.5%)
20,335,000	Expedia, Inc.	08/15/20	5.950	22,537,708
	INVESTMENT COMPANIES (1.7%)
28,840,000	Ares Capital Corp.	01/15/20	3.875	29,541,100
27,645,000	FS Investment Corp.	01/15/20	4.250	27,938,065
21,515,000	PennantPark Investment Corp.	10/01/19	4.500	21,631,783
				79,110,948
	MEDIA (0.6%)
7,140,000	Scripps Networks Interactive, Inc.	11/15/19	2.750	7,027,267
21,000,000	TEGNA, Inc.	10/15/19	5.125	21,892,500
				28,919,767
	OIL & GAS (1.3%)
7,120,000	Korea National Oil Corp.[1]	04/03/17	3.125	7,282,706
16,935,000	Korea National Oil Corp.[1]	01/23/19	2.750	17,186,637
22,513,100	Odebrecht Drilling Norbe VIII/IX, Ltd.[1]	06/30/22	6.350	11,031,419
10,873,200	Odebrecht Offshore Drilling
	Finance, Ltd.[1]	10/01/23	6.750	3,637,085
4,140,000	Petrobras Global Finance BV	05/20/16	2.000	4,079,970
21,825,000	Petrobras Global Finance BV2	01/15/19	2.461	17,562,578
				60,780,395

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	19

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	CORPORATE BONDS (continued)
	OIL & GAS SERVICES (0.7%)
$35,228,000	Freeport-McMoran Oil & Gas LLC.	11	/15/20	6.500%	$31,925,375
	PHARMACEUTICALS (0.9%)
22,355,000	AbbVie, Inc.	05	/14/18	1.800	22,372,929
9,000,000	AbbVie, Inc.	05	/14/20	2.500	8,898,822
9,445,000	Pfizer, Inc.	03	/30/17	6.050	10,111,524
					41,383,275
	PIPELINES (0.3%)
15,065,000	Enbridge Energy Partners LP	10/15/20		4.375	15,259,459
	REAL ESTATE (1.5%)
18,035,000	Prologis International Funding II SA1	02	/15/20	4.875	19,140,221
17,000,000	RXR Realty[3]	10	/01/20	5.400	16,865,878
32,965,000	Vonovia Finance BV1	10/02/17		3.200	33,522,043
					69,528,142
	REAL ESTATE INVESTMENT TRUSTS (1.4%)
15,400,000	Digital Delta Holdings LLC[1]	10	/01/20	3.400	15,477,724
5,670,000	Scentre Group Trust 1/Scentre
	Group Trust 2[1]	11	/05/19	2.375	5,609,654
25,330,000	Select Income REIT	02	/01/22	4.150	24,953,267
22,000,000	Senior Housing Properties Trust	05	/01/19	3.250	22,067,386
					68,108,031
	TELECOMMUNICATIONS (0.6%)
26,570,000	BellSouth Corp.[1]	04/26/21		4.821	27,043,956
	Total Corporate Bonds
	(Identified cost $1,167,479,109)				1,138,466,236

The accompanying notes are an integral part of these financial statements.

20

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	LOAN PARTICIPATIONS AND
	ASSIGNMENTS (6.4%)
$12,853,417	Aria Energy Operating LLC[2]	05	/27/22	5.000%	$12,339,280
28,841,324	Astoria Energy LLC Term B2	12	/24/21	5.000	28,648,952
20,000,000	Charter Communications Operating LLC
	(CCO Safari LLC) Term H2	08	/24/21	3.250	19,950,000
3,000,000	Charter Communications Operating LLC
	(CCO Safari LLC) Term I2	01	/24/23	3.500	2,995,770
11,337,500	Dell International LLC Term B2[2]	04	/29/20	4.000	11,331,151
10,825,848	Dell International LLC Term C2	10	/29/18	3.750	10,812,315
44,844,330	Delos Finance S.a.r.l2	03	/06/21	3.500	44,816,526
40,000,000	Express Scripts Holding Company
	(Express Scripts, Inc.) [2]	04	/28/17	1.313	39,825,200
20,000,000	Freeport-McMorRan Copper & Gold, Inc.
	(PT Freeport Indonesia) [2]	05	/31/18	1.940	17,900,000
20,829,174	HCA, Inc. Term B5[2]	03	/31/17	2.938	20,824,383
14,755,349	Mallinckrodt International Term B2	03	/19/21	3.250	13,986,891
1,980,000	Mallinckrodt International Term B1[2]	03	/19/21	3.500	1,892,662
8,076,022	RPI Finance Trust Term B3[2]	11	/09/18	3.250	8,067,946
45,058,021	RPI Finance Trust Term B4[2]	11	/09/20	3.500	44,900,318
605,381	SS&C European Holdings S.a.r.l
	Term B2[2]	07	/08/22	4.000	606,895
3,912,556	SS&C Technologies, Inc. Term B1[2]	07	/08/22	4.000	3,922,338
19,722,699	TPF II Power LLC Term B2	10/02/21		5.500	19,648,739
	Total Loan Participations and Assignments
	(Identified cost $305,653,275)				302,469,366
	MUNICIPAL BONDS (5.1%)
14,250,000	Baylor Health Care System,
	Revenue Bonds[2]	11	/15/25	0.180	13,420,693
20,670,000	Chicago Transit Authority,
	Revenue Bonds	06	/01/20	5.000	22,843,450
8,700,000	City of Portland, Oregon, General
	Obligation Bonds[2]	06	/01/19	0.105	8,378,004

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	21

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	MUNICIPAL BONDS (continued)
$2,850,000	City of Portland, Oregon, General
	Obligation Bonds[2]	06	/01/19	0.135%	$2,744,502
8,000,000	Michigan Finance Authority,
	Revenue Bonds	05	/01/16	3.000	8,088,560
16,105,000	Michigan Finance Authority,
	Revenue Bonds	05	/01/17	5.000	17,016,865
8,850,000	Michigan Finance Authority,
	Revenue Bonds	05	/01/18	5.000	9,666,236
5,000,000	New Jersey Economic Development
	Authority, Revenue Bonds[2]	02	/01/17	0.910	4,936,350
20,940,000	New Jersey Economic Development
	Authority, Revenue Bonds, NPFG[5]	02	/15/17	0.000	20,330,227
28,005,000	New Jersey Economic Development
	Authority, Revenue Bonds, AGM[5]	02	/15/18	0.000	26,189,996
4,360,000	New Jersey Economic Development
	Authority, Revenue Bonds	06	/15/20	5.000	4,715,384
27,815,000	New Jersey Economic Development
	Authority, Revenue Bonds, XLCA[5]	07	/01/20	0.000	22,703,437
2,350,000	New Jersey State Turnpike Authority,
	Revenue Bonds, AMBAC	01	/01/16	4.252	2,364,218
3,600,000	New York State Energy Research &
	Development Authority,
	Revenue Bonds, NPFG[2]	12	/01/20	0.137	3,409,596
7,140,000	Pennsylvania Industrial Development
	Authority, Revenue Bonds[1]	07	/01/21	2.967	7,132,217
2,375,000	School District of Philadelphia, General
	Obligation Bonds	09	/01/16	1.787	2,380,700
3,445,000	School District of Philadelphia, General
	Obligation Bonds	09	/01/17	2.009	3,433,115
2,330,000	School District of Philadelphia, General
	Obligation Bonds	09	/01/18	2.512	2,339,786
27,090,000	State of Illinois, General
	Obligation Bonds	03	/01/16	4.961	27,412,371
7,110,000	State of Illinois, General
	Obligation Bonds, AGM	03	/01/18	5.200	7,482,208

The accompanying notes are an integral part of these financial statements.

22

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	MUNICIPAL BONDS (continued)
$17,300,000	State of Illinois, General
	Obligation Bonds	07	/01/21	6.200%	$18,597,500
16,650,000	Tobacco Settlement Financing Corp.,
	Revenue Bonds[5]	06/01/41		0.000	4,227,768
	Total Municipal Bonds
	(Identified cost $240,445,598)				239,813,183
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS (3.7%)
25,000,000	Fannie Mae Discount Notes[5]	12	/23/15	0.000	24,995,306
25,000,000	Federal Home Loan Bank Discount
	Notes[5]	11	/18/15	0.000	24,998,690
25,000,000	Federal Home Loan Bank Discount
	Notes[5]	12	/01/15	0.000	24,997,708
30,000,000	Federal Home Loan Bank Discount
	Notes[5]	01	/14/16	0.000	29,994,510
35,000,000	Federal Home Loan Bank Discount
	Notes[5]	02	/26/16	0.000	34,986,455
231,868	Federal Home Loan Mortgage Corp.
	(FHLMC) Non Gold Guaranteed[2]	04	/01/36	2.385	246,813
117,054	Federal Home Loan Mortgage Corp.
	(FHLMC) Non Gold Guaranteed[2]	12	/01/36	2.115	123,854
72,667	Federal Home Loan Mortgage Corp.
	(FHLMC) Non Gold Guaranteed[2]	01	/01/37	2.330	77,053
160,311	Federal Home Loan Mortgage Corp.
	(FHLMC) Non Gold Guaranteed[2]	02	/01/37	2.446	171,261
14,303,194	Federal National Mortgage Association
	(FNMA)	07	/01/35	5.000	15,822,403
989,832	Federal National Mortgage Association
	(FNMA)	11	/01/35	5.500	1,115,371
102,347	Federal National Mortgage Association
	(FNMA)[2]	07	/01/36	2.731	109,084
210,316	Federal National Mortgage Association
	(FNMA)[2]	09	/01/36	2.447	223,169

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	23

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS (continued)
$165,540	Federal National Mortgage Association
	(FNMA)[2]	01/01/37		2.451%	$176,946
855,855	Federal National Mortgage Association
	(FNMA)	08/01/37		5.500	963,638
9,593,674	Federal National Mortgage Association
	(FNMA)	08/01/37		5.500	10,826,299
4,372,612	Federal National Mortgage Association
	(FNMA)	06/01/40		6.500	4,997,775
22,228	Government National Mortgage
	Association (GNMA)[2]	08/20/29		1.625	22,964
	Total U.S. Government Agency Obligations
	(Identified cost $173,673,005)				174,849,299
	U.S. INFLATION LINKED DEBT (0.2%)
10,492,500	U.S. Treasury Inflation Indexed Note	04	/15/17	0.125	10,486,624
	Total U.S. Inflation Linked Debt
	(Identified cost $10,739,252)				10,486,624
	U.S. TREASURY NOTE (0.6%)
30,000,000	U.S. Treasury Note	11	/30/15	0.250	30,002,340
	Total U.S. Treasury Note
	(Identified cost $30,004,531)				30,002,340
	CERTIFICATES OF DEPOSIT (1.6%)
75,000,000	DNB Bank ASA	11	/10/15	0.270	75,000,000
	Total Certificates of Deposit
	(Identified cost $75,000,000)				75,000,000
	TIME DEPOSITS (1.5%)
70,000,000	Wells Fargo	11	/02/15	0.090	70,000,000
	Total Time Deposits
	(Identified cost $70,000,000)				70,000,000

The accompanying notes are an integral part of these financial statements.

24

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	U.S. TREASURY BILLS (0.5%)
$10,200,000	U.S. Treasury Bill[5,6]	11	/05/15	0.000%	$10,199,912
15,000,000	U.S Treasury Bill[5]	11/12/15		0.000	14,999,473
	Total U.S. Treasury Bills
	(Identified cost $25,199,385)				25,199,385

TOTAL INVESTMENTS (Identified cost $4,666,893,971)[7]				98.4%	$4,635,174,309
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES				1.6%	75,323,405

NET ASSETS				100.0%	$4,710,497,714

1	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities owned at October 31, 2015 was $2,817,460,492 or 59.81% of net assets. Unless otherwise noted, these securities are not considered illiquid.
2	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2015 coupon or interest rate.
3	The Fund's Investment Adviser has deemed this security to be illiquid based upon the SEC definition of an illiquid security.
4	Trust preferred security.
5	Security issued with zero coupon. Income is recognized through accretion of discount.
6	All or a portion of this security is held at the broker as collateral for open futures contracts.
7	The aggregate cost for federal income tax purposes is $4,667,878,995, the aggregate gross unrealized appreciation is $22,460,024 and the aggregate gross unrealized depreciation is $55,164,710 resulting in net unrealized depreciation of $32,704,686.

Abbreviations:

AGM – Assured Guaranty Municipal Corp.

AMBAC – AMBAC Financial Group, Inc.

FHLMC – Federal Home Loan Mortgage Corporation.

FNMA – Federal National Mortgage Association.

GNMA – Government National Mortgage Association.

NPFG – National Public Finance Guarantee Corporation.

XLCA – XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	25

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Fair Value Measurements

The Fund is required to disclose information regarding the fair value measurements of the Fund's assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund's own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser's perceived risk of that instrument.

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

The accompanying notes are an integral part of these financial statements.

26

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity, certain corporate debt securities and asset backed securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund's investments by the above fair value hierarchy levels as of October 31, 2015.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2015
Asset Backed Securities	$—	$1,888,574,989	$60,734,353	$1,949,309,342
Commercial Mortgage
Backed Securities	—	619,578,534	—	619,578,534
Corporate Bonds	58,321,390	1,080,144,846	—	1,138,466,236
Loan Participations and
Assignments	—	302,469,366	—	302,469,366
Municipal Bonds	—	239,813,183	—	239,813,183
U.S. Government
Agency Obligations	—	174,849,299	—	174,849,299
U.S. Inflation Linked Debt	—	10,486,624	—	10,486,624
U.S. Treasury Notes	—	30,002,340	—	30,002,340
Certificates of Deposit	—	75,000,000	—	75,000,000
Time Deposits	—	70,000,000	—	70,000,000
U.S. Treasury Bills	—	25,199,385	—	25,199,385
Total Investments, at value	$58,321,390	$4,516,118,566	$60,734,353	$4,635,174,309

Other Financial Instruments, at value
Financial Futures Contracts	$1,258,765	$—	$—	$1,258,765
Other Financial Instruments,
at value	$1,258,765	$—	$—	$1,258,765

*	The Fund's policy is to disclose transfers between levels based on valuations at the end of the reporting period.

There were no transfers between Levels 1, 2 or 3 as of October 31, 2015.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	27

BBH LIMITED DURATION FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2015:

Asset backed Securities
Balance as of October 31, 2014	$9,344,313
Purchases	63,539,360
Sales / Paydowns	(12,308,601)
Realized gains (losses)	72,325
Change in unrealized appreciation (depreciation)	80,887
Amortization	6,069
Balance as of October 31, 2015	$60,734,353

The Fund's investments classified as Level 3 were valued utilizing broker quotes.

The accompanying notes are an integral part of these financial statements.

28

BBH LIMITED DURATION FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

ASSETS:
Investments in securities, at value (Identified cost $4,666,893,971)	$4,635,174,309
Cash	3,773,763
Receivables for:
Investments sold	68,176,861
Interest	15,944,053
Shares sold	5,130,195
Futures variation margin on open contracts	227,167
Prepaid assets	43,596
Total Assets	4,728,469,944
LIABILITIES:
Payables for:
Shares redeemed	16,173,106
Investment advisory and administrative fees	1,050,440
Shareholder servicing fees	423,471
Professional fees	66,963
Custody and fund accounting fees	61,651
Distributor fees	5,616
Transfer agent fees	2,643
Periodic distributions	1,236
Board of Trustees' fees	950
Accrued expenses and other liabilities	186,154
Total Liabilities	17,972,230
NET ASSETS	$4,710,497,714
Net Assets Consist of:
Paid-in capital	$4,782,457,528
Undistributed net investment income	505,783
Accumulated net realized loss on investments in securities
and futures contracts	(42,004,700)
Net unrealized appreciation/(depreciation) on investments in
securities and futures contracts	(30,460,897)
Net Assets	$4,710,497,714
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($2,557,473,605 ÷ 252,108,967 shares outstanding)	$10.14
CLASS I SHARES
($2,153,024,109 ÷ 212,270,429 shares outstanding)	$10.14

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	29

BBH LIMITED DURATION FUND
STATEMENT OF OPERATIONS
For the year ended October 31, 2015

NET INVESTMENT INCOME:
Income:
Dividends	$3,502,474
Interest and other income	110,596,658
Total Income	114,099,132
Expenses:
Investment advisory and administrative fees	13,323,867
Shareholder servicing fees	5,275,703
Custody and fund accounting fees	400,366
Professional fees	82,148
Distributor fees	71,267
Board of Trustees' fees	63,085
Transfer agent fees	26,842
Miscellaneous expenses	318,507
Total Expenses	19,561,785
Expense offset arrangement	(14,248)
Net Expenses	19,547,537
Net Investment Income	94,551,595
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments in securities	(7,150,832)
Net realized loss on futures contracts	(34,260,541)
Net realized loss on investments in securities and futures contracts	(41,411,373)
Net change in unrealized appreciation/(depreciation) on investments
in securities	(47,865,541)
Net change in unrealized appreciation/(depreciation) on
futures contracts	6,872,049
Net change in unrealized appreciation/(depreciation) on
investments in securities and futures contracts	(40,993,492)
Net Realized and Unrealized Loss	(82,404,865)
Net Increase in Net Assets Resulting from Operations	$12,146,730

The accompanying notes are an integral part of these financial statements.

30

BBH LIMITED DURATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$94,551,595	$62,774,496
Net realized loss on investments in securities
and futures contracts	(41,411,373)	(20,355,575)
Net change in unrealized appreciation/(depreciation)
on investments in securities and futures contracts	(40,993,492)	13,816,265
Net increase in net assets resulting
from operations	12,146,730	56,235,186

Dividends and distributions declared:
From net investment income:
Class N	(46,344,802)	(33,449,587)
Class I	(47,959,131)	(30,303,899)
From net realized gains:
Class N	—	(7,552,495)
Class I	—	(4,638,860)
Total dividends and distributions declared	(94,303,933)	(75,944,841)
Share transactions:
Proceeds from sales of shares*	2,179,033,729	3,599,294,308
Net asset value of shares issued to shareholders for
reinvestment of dividends and distributions	92,942,518	74,634,169
Cost of shares redeemed*	(2,651,777,342)	(2,099,546,354)
Net increase (decrease) in net assets resulting
from share transactions	(379,801,095)	1,574,382,123
Total increase (decrease) in net assets	(461,958,298)	1,554,672,468
NET ASSETS:
Beginning of year	5,172,456,012	3,617,783,544
End of year (including undistributed net investment
income of $505,783 and $405,409, respectively)	$4,710,497,714	$5,172,456,012

*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	31

BBH LIMITED DURATION FUND
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.31	$10.35	$10.44	$10.34	$10.46
Income from investment operations:
Net investment income[1]	0.18	0.14	0.15	0.18	0.17
Net realized and unrealized gain (loss)	(0.17)	(0.01)	(0.06)	0.14	(0.12)
Total income from investment operations	0.01	0.13	0.09	0.32	0.05
Less dividends and distributions:
From net investment income	(0.18)	(0.14)	(0.15)	(0.18)	(0.17)
From net realized gains	—	(0.03)	(0.03)	(0.04)	—
Total dividends and distributions	(0.18)	(0.17)	(0.18)	(0.22)	(0.17)
Short-term redemption fees[1]	—	—	—	—	0.00 [2]
Net asset value, end of year	$10.14	$10.31	$10.35	$10.44	$10.34
Total return	0.10%	1.32%	0.82%	3.13%	0.52%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$2,557	$2,625	$2,170	$1,776	$1,336
Ratio of expenses to average net assets
before reductions	0.48%	0.48%	0.49%	0.50%	0.49%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets
after reductions	0.48%	0.48%	0.49%	0.50%	0.49%
Ratio of net investment income to average
net assets	1.75%	1.36%	1.44%	1.75%	1.66%
Portfolio turnover rate	46%	35%	48%	38%	28%

1	Calculated using average shares outstanding for the year.
2	Less than $0.01.
3	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

32

BBH LIMITED DURATION FUND
FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.31	$10.35	$10.44	$10.34	$10.46
Income from investment operations:
Net investment income[1]	0.20	0.16	0.17	0.20	0.19
Net realized and unrealized gain (loss)	(0.17)	(0.01)	(0.06)	0.14	(0.12)
Total income from investment operations	0.03	0.15	0.11	0.34	0.07
Less dividends and distributions:
From net investment income	(0.20)	(0.16)	(0.17)	(0.20)	(0.19)
From net realized gains	—	(0.03)	(0.03)	(0.04)	—
Total dividends and distributions	(0.20)	(0.19)	(0.20)	(0.24)	(0.19)
Short-term redemption fees[1]	—	—	—	—	0.00 [2]
Net asset value, end of year	$10.14	$10.31	$10.35	$10.44	$10.34
Total return	0.30%	1.52%	1.01%	3.31%	0.67%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$2,153	$2,547	$1,448	$1,165	$825
Ratio of expenses to average net assets
before reductions	0.28%	0.29%	0.29%	0.31%	0.33%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets
after reductions	0.28%	0.29%	0.29%	0.31%	0.33%
Ratio of net investment income to average
net assets	1.94%	1.56%	1.63%	1.93%	1.82%
Portfolio turnover rate	46%	35%	48%	38%	28%

1	Calculated using average shares outstanding for the year.
2	Less than $0.01.
3	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	33

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on December 22, 2000. The Fund offers Class N and Class I shares. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2015, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund's financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. Bonds and other fixed income securities, including restricted securities (other than short-term obligations but including listed issues) are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, on the basis of valuations furnished by a pricing service, use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Future contracts held by the Fund are valued daily at the official settlement price of the exchange on which it is traded.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Investment income is recorded net of any foreign taxes withheld where
34

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

recovery of such tax is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Financial Futures Contracts. The Fund may enter into open futures contracts in order to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund. The contractual amount of the futures contracts represents the investment the Fund has in a particular contract and does not necessarily represent the amounts potentially subject to risk of loss. Trading in futures contracts involves, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The measurement of risk associated with futures contracts is meaningful only when all related and offsetting transactions are considered. Gains and losses are realized upon the expiration or closing of the futures contracts.

The following futures contracts were open at October 31, 2015:

Description	Number of Contracts	Expiration Date	Market Value	Notional Amount	Unrealized Gain/(Loss)
Contracts to Sell:
U.S. Treasury
2-Year Notes	3,300	December 2015	$721,565,625	$721,931,484	$365,859
U.S. Treasury
5-Year Notes	6,930	December 2015	830,029,925	831,068,289	1,038,364
U.S. Treasury
10-Year Notes	425	December 2015	54,267,187	54,121,729	(145,458)
					$1,258,765

Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in economically hedged security values and/or interest rates, and potential losses in excess of the Fund's initial investment.

For the year ended October 31, 2015, the average monthly number of open futures contracts was 10,441. The range of monthly notional values was $1,236,001,563 to $1,660,426,438.

FINANCIAL STATEMENTS OCTOBER 31, 2015	35

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

Fair Values of Derivative Instruments as of October 31, 2015

Derivatives not accounted for as economically hedging instruments under authoritative guidance for derivatives instruments and hedging activities:

	Asset Derivatives			Liability Derivatives
Risk	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts.	$1,404,223	*	Net unrealized appreciation/(depreciation) on investments in securities and futures contracts.	$145,458	*
Total		$1,404,223			$145,458

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

Interest Rate Risk
Net Realized Gain/(Loss) on Derivatives
Futures Contracts	$(34,260,541)
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	$6,872,049

E.	Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security, which is the case for the Fund. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the investment adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored. Information regarding Rule 144A Securities is included at the end of the Portfolio of Investments.
36

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

F.	Loan Participations and Assignments. The Fund may invest in loan participations and assignments, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some loan participations and assignments may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund does not have unfunded commitments at year end. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual loan participations and assignments on a daily basis.

FINANCIAL STATEMENTS OCTOBER 31, 2015	37

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

G.	Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund's tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $46,344,802 and $47,959,131 to Class N and Class I shareholders, respectively, during the year ended October 31, 2015.
38

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2015:	$94,303,933	$—	$94,303,933	—	$94,303,933
2014:	68,745,792	7,199,049	75,944,841	—	75,944,841

As of October 31, 2015 and 2014, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2015:	$1,490,762	—	$1,490,762	$(40,745,890)	$(2,243,789)	$(30,460,897)	$(71,959,814)
2014:	405,409	—	405,409	(6,353,632)	5,613,017	10,532,595	10,197,389

The Fund had $40,745,890 of post-December 22, 2010 net capital loss carryforwards as of October 31, 2015, of which $12,156,488 and $28,589,402, is attributable to short-term and long-term capital losses, respectively.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and paydowns on fixed income securities.

To the extent future capital gains are offset by capital loss carryforwards; such gains will not be distributed.

I.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
FINANCIAL STATEMENTS OCTOBER 31, 2015	39

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund's investment advisory fee is calculated daily and paid monthly at an annual rate equivalent to 0.30% per annum on the first $1,000,000,000 of net assets and 0.25% per annum on all net assets over $1,000,000,000. For the year ended October 31, 2015, the Fund incurred $13,323,867 for services under the Agreement.
B.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.20% of Class N shares' average daily net assets. For the year ended October 31, 2015, Class N shares of the Fund incurred $5,275,703 in shareholder servicing fees.
C.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund's cash and investments and calculates the Fund's daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.004% of the Fund's net asset value. For the year ended October 31, 2015, the Fund incurred $400,366 in custody and fund accounting fees. These fees for the Fund were reduced by $14,248 as a result of an expense offset arrangement with the Fund's custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund's expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2015, was $77.
D.	Board of Trustees' Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2015, the Fund incurred $63,085 in independent Trustee compensation and reimbursements.
4.	Investment Transactions. For the year ended October 31, 2015, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $2,349,110,214 and $1,999,592,235, respectively.
40

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:
	For the year ended October 31, 2015		For the year ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	101,437,734	$1,038,660,135	153,543,127	$1,589,143,242
Shares issued in connection
with reinvestments of
dividends	4,501,309	46,026,061	3,932,624	40,681,922
Shares redeemed	(108,447,428)	(1,109,707,589)	(112,489,232)	(1,163,755,345)
Net increase (decrease)	(2,508,385)	$(25,021,393)	44,986,519	$466,069,819
Class I
Shares sold	111,233,476	$1,140,373,594	194,284,497	$2,010,151,066
Shares issued in connection
with reinvestments of
dividends	4,588,432	46,916,457	3,283,135	33,952,247
Shares redeemed	(150,695,776)	(1,542,069,753)	(90,393,823)	(935,791,009)
Net increase (decrease)	(34,873,868)	$(354,779,702)	107,173,809	$1,108,312,304

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2015 and 2014. Specifically:

During the fiscal year 2015, 28,878,575 shares of Class N were exchanged for 28,878,575 shares of Class I valued at $295,882,171 and 29,229,862 shares of Class I were exchanged for 29,229,862 shares of Class N valued at $298,536,754.

During the fiscal year 2014, 49,545,898 shares of Class N were exchanged for 49,545,898 shares of Class I valued at $512,210,892 and 13,938,919 shares of Class I were exchanged for 13,938,919 shares of Class N valued at $144,170,320.

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund's prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to failure of a counterparty to a

FINANCIAL STATEMENTS OCTOBER 31, 2015	41

BBH LIMITED DURATION FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), financial performance or leverage of the issuer (issuer risk), difficulty in being able to purchase or sell a security (liquidity risk), or certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund's use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The Fund invests in asset-backed and mortgage-backed securities (mortgage-backed securities risk) which are subject to the risk that borrowers may default on the obligations that underlie these securities. In addition, these securities may be paid off sooner (prepayment risk) or later than expected which may increase the volatility of securities during periods of fluctuating interest rates. The Fund may invest in bonds issued by foreign governments which may be unable or unwilling to make interest payments and/or repay the principal owed (sovereign debt risk). The Fund's investments in certain U.S. government agency securities may not be backed by the U.S. Treasury and may be supported only by the credit of the issuer (U.S. government agency securities risk). The Fund's use of borrowing, in reverse repurchase agreements and investment in some derivatives, involves leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's securities and may cause the Fund to be more volatile (leverage risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; local, regional or political, social or economic instability; and currency and interest rate and price fluctuations (market risk). The Fund's shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund's shareholders (shareholder concentration risk). The extent of the Fund's exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund's Statement of Assets and Liabilities.

Please refer to the Fund's prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2015 through the date the financial statements were issued and determined that there were none that would require recognition or additional disclosure in the financial statements.
42

BBH LIMITED DURATION FUND
DISCLOSURE OF FUND EXPENSES
October 31, 2015 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FINANCIAL STATEMENTS OCTOBER 31, 2015	43

BBH LIMITED DURATION FUND
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2015 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period May 1, 2015 to October 31, 2015[1]
Class N
Actual	$1,000	$997	$2.42
Hypothetical[2]	$1,000	$1,023	$2.45

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period May 1, 2015 to October 31, 2015[1]
Class I
Actual	$1,000	$998	$1.41
Hypothetical[2]	$1,000	$1,024	$1.43

1	Expenses are equal to the Fund's annualized expense ratio of 0.48% and 0.28% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
2	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.
44

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST
October 31, 2015 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager's management of the Fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund's performance and thus improve BBH's chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund's net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

FINANCIAL STATEMENTS OCTOBER 31, 2015	45

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST (continued)
October 31, 2015 (unaudited)

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time, BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients' accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund's investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund's Board of Trustees. When determining an asset's “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser's Code of Ethics.

46

BBH LIMITED DURATION FUND
CONFLICTS OF INTEREST (continued)
October 31, 2015 (unaudited)

With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers' compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund's operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust's chief compliance officer on areas of potential conflict.

FINANCIAL STATEMENTS OCTOBER 31, 2015	47

BBH LIMITED DURATION FUND
ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2015 (unaudited)

The qualified investment income (QII) percentage for the year ended October 31, 2015 was 76.09%. In January 2016, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

48

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND
(unaudited)

Information pertaining to the Trustees and executive officers of the BBH Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006- 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.

Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.

Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.

John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in 2012).	6	Trustee, Bridge Builder Trust (8 Funds) Director, Teton Advisors, Inc. (a registered investment adviser).

FINANCIAL STATEMENTS OCTOBER 31, 2015	49

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND
(unaudited)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd. (2001 to April 2011).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.

50

TRUSTEES AND OFFICERS OF BBH LIMITED DURATION FUND
(unaudited)

OFFICERS

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Partner of BBH&Co. since 1995; joined BBH&Co. in 1977.
Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Date: June 28, 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director and Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).
Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.
Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.
James D. Kerr 50 Post Office Square Boston, MA 02110 Birth Date: January 5, 1983	Assistant Secretary	Since 2015	Associate and Investor Services Assistant Counsel since 2014;
joined BBH&Co. in 2013; Assistant District Attorney, Middlesex
County, Massachusetts (October 2011 to September 2013);
Judicial Law Clerk, Massachusetts Court of Appeals (September
2010 to September 2011).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust's By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.
FINANCIAL STATEMENTS OCTOBER 31, 2015	51

Administrator	Investment Adviser
Brown Brothers Harriman & Co.	Brown Brothers Harriman
140 Broadway	Mutual Fund Advisory
New York, NY 10005	Department
140 Broadway
Distributor	New York, NY 10005
Alps Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265

To obtain information or make shareholder inquiries:
By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2015

BBH Core Select

BBH CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2015

BBH Core Select Class N (the “Fund” or “Core Select”) rose by 3.47%, net of fees, during its fiscal year ending October 31, 2015. During the same twelve month period, the S&P 500 Index1 (“S&P 500”) returned 5.20%. For the five years ending October 31, 2015, Core Select has returned 12.41% per year while the S&P 500 has increased by 14.33%.

Core Select seeks to provide shareholders with long term growth of capital. Fundamental business analysis and a valuation framework that is based on intrinsic value2 are the key elements underlying each Core Select investment. We look for companies that offer all, or most, of the following business and financial attributes: (i) essential products and services, (ii) loyal customers, (iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. We believe businesses possessing these traits are favorably positioned for varying economic and market environments. In addition, we seek to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. Pursuant to our goal of not losing money on any single investment, we explicitly identify key risks outside of company management’s control so that we can fully consider the range of potential outcomes for each business. When a company meets our investment criteria and desired risk profile, we will consider establishing a position if its market price is below 75% of our estimate of intrinsic value per share. We maintain a buy-and-own approach with holding periods often reaching 3-5 years or longer. We will typically sell an investment if it appreciates to a level near our estimate of intrinsic value. Our long-term performance goals are not driven by benchmark comparisons, but instead are focused on the achievement of attractive absolute returns over full market cycles.

Equities rose modestly in fiscal 2015 despite having experienced a substantial interim pullback that occurred in the latter part of the year. While economic activity remains subdued in the developed world and there have been meaningful decelerations in many emerging markets, financial asset performance has been resilient and valuation levels have generally remained high. We continue to believe that the major source of this divergence primarily relates to easy monetary conditions worldwide, which have encouraged a broad pursuit of yield and capital gains among investors, but at the same time have also created an accumulation of price risk, in our view. Fiscal 2015 also showed a significant narrowing of

[1]	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.
[2]	We prepare proprietary financial models for each Core Select company in order to determine an estimate of intrinsic value. Discounted cash flow analysis is the primary quantitative model used in our research process. We supplement our discounted cash flow work with other quantitative analyses, such as economic profit models, internal rate of return models, and free cash flow multiples.

2

BBH CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

market leadership, as demonstrated by the fact that the entirety of the year’s advance in the S&P 500 Index level equated to the collective contribution of less than 10 of its constituent companies. Given these factors, we maintain our view that not only could further market upside be limited, but downside risks should also be carefully weighed. For Core Select, we will continue to be guided by our fundamental principles and our valuation discipline with the goal of maintaining a quantitative and qualitative margin of safety3 in each of our holdings.

During fiscal 2015 we made a new investment in Discovery Communications Inc., a global leader in non-fiction and science-based TV programming. We believe the Company’s key strengths include i) its strong positioning in desirable content categories, ii) its appeal to engaged affinity groups that are valuable to advertisers, and iii) its expansive international business, where pay TV penetration is growing. Despite a changing industry landscape, our view is that Discovery can create long-term value through solid growth in free cash flow and a shareholder-friendly capital return policy.

We exited three positions during the fiscal year: Target Corp., Baxter International and California Resources Corp., the latter of which we had received as a spin-out from Occidental Petroleum. Target had achieved our intrinsic value estimate as the Company recovered from a challenging period. Shares of Baxter International rose sharply after the Company spun out its biosciences business into a separate company called Baxalta. We exited our position in Baxter and directed additional capital to Baxalta. As a standalone entity, California Resources Corp. did not meet the investment criteria that we employ in the energy sector.

Our largest positive contributors in fiscal 2015 were Chubb Corp., Comcast Corp., Progressive Corp., Alphabet Inc. (the parent company of Google) and Target Corp. Chubb, which has agreed to be acquired by ACE Ltd. in a cash and stock deal initially valued at $125 per Chubb share, has been a strong contributor over the nine years we have held it. Comcast maintained its track record of operational execution and intelligent capital allocation. Progressive and Alphabet posted consistently stronger earnings results and benefited from positive shifts in investor sentiment relative to the prior year.

The Fund’s largest detractors in fiscal 2015 were Southwestern Energy, Qualcomm Inc. and Schlumberger NV. Southwestern Energy and Schlumberger, along with our other energy industry holdings, have been sharply impacted by a sustained period of oil and gas commodity price weakness. Southwestern has been particularly pressured as investors have been skeptical about the Company’s ability to generate sufficient cash flows to fund growth in its low-cost acreage while also supporting a balance sheet that carries a substantially higher debt burden than it did a year ago. While we anticipate continued challenges in the natural gas market for at least the near term, our longer-term view remains positive and we believe that

[3]	A margin of safety exists when we believe there is a significant discount to intrinsic value at the time of purchase —we aim to purchase at 75% of our estimate to intrinsic value or less.

FINANCIAL STATEMENTS OCTOBER 31, 2015	3

BBH CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

Southwestern can execute its strategy and meet its debt obligations. Schlumberger’s revenues have been hurt by lower levels of upstream oil and gas activity and meaningful price concessions on oilfield services, but we have been pleased with the offsetting cost actions that Management has undertaken, and we believe the Company’s industry position remains very strong. Qualcomm faced headwinds during the year both in its chip business, where price pressures have escalated and a major customer moved to an in-house solution, as well as its licensing business, in which regulatory challenges in China and Korea and non-compliance by certain parties have clouded the outlook for this high-margin source of revenue. Despite these setbacks, we do not believe that Qualcomm’s vital role in the global wireless ecosystem or its top-caliber engineering and intellectual property position have been diminished. Moreover, we believe the secular growth opportunities in wireless technology remain compelling.

As of October 31, 2015, Core Select held positions in 31 companies, with approximately 45% of the assets in the ten largest holdings. The Fund ended the fiscal year trading at roughly 82% of our weighted average underlying intrinsic value estimates. With generally high valuation levels persisting throughout much of fiscal 2015, our portfolio purchases and additions were outweighed by trims and sales. As such, the Fund’s cash and cash equivalents position increased modestly to 9% as of the end of the year.

The Core Select investment team remains focused on the careful and patient application of our investment criteria and valuation requirements. Our bottom-up research work emphasizes business quality, industry structures, growth opportunities, management skill and corporate culture. We use absolute, not relative methods to estimate companies’ intrinsic values, and we use the movement of market prices around these intrinsic value estimates to construct and manage a concentrated portfolio of high-quality businesses that have the potential to create sustained shareholder value over many years. We do not aspire to generate short-term relative outperformance compared to market benchmarks, but instead operate with the objective of delivering attractive compounding over full market cycles by participating in rising markets and protecting capital during challenging periods.

The Fund is ‘non-diversified’ and may assume large positions in a small number of issuers which can increase the potential for greater price fluctuation.

Purchase and sale information provided should not be considered as a recommendation to purchase or sell a particular security and that there is no assurance, as of the date of publication, that the securities purchased remain in a fund’s portfolio or that securities sold have not been repurchased.

4

BBH CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

Growth of $10,000 Invested in BBH Core Select

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2015 as compared to the S&P 500.

The annualized gross expense ratios as in the March 2, 2015 prospectus for Class N and Retail Class shares were 1.07% and 1.40%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in an index.

FINANCIAL STATEMENTS OCTOBER 31, 2015	5

BBH CORE SELECT
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Core Select:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Core Select, a series of the BBH Trust (the “Fund”) as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Core Select as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2015

6

BBH CORE SELECT
PORTFOLIO ALLOCATION
October 31, 2015

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Basic Materials	$202,350,049	3.9%
Communications	829,712,261	15.8
Consumer Cyclical	306,023,040	5.8
Consumer Non-Cyclical	1,131,460,615	21.5
Energy	441,152,987	8.4
Financials	1,098,276,488	20.9
Industrials	78,107,420	1.5
Technology	690,905,307	13.2
Repurchase Agreements	123,000,000	2.3
U.S. Treasury Bills	349,955,200	6.7
Liabilities in Excess of Other Assets	(805,995)	(0.0)
NET ASSETS	$5,250,137,372	100.0%

All data as of October 31, 2015. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	7

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS
October 31, 2015

Shares		Value
	COMMON STOCKS (91.0%)
	BASIC MATERIALS (3.9%)
1,458,163	Celanese Corp. (Series A)	$103,602,481
888,897	Praxair, Inc.	98,747,568
	Total Basic Materials	202,350,049

	COMMUNICATIONS (15.8%)
159,016	Alphabet, Inc. (Class A)[1]	117,256,808
275,646	Alphabet, Inc. (Class C)[1]	195,931,933
5,350,125	Comcast Corp. (Class A)	335,024,828
5,473,800	Discovery Communications, Inc. (Class C)[1]	150,638,976
1,106,083	eBay, Inc.[1]	30,859,716
	Total Communications	829,712,261

	CONSUMER CYCLICAL (5.8%)
2,035,351	Bed, Bath & Beyond, Inc.[1]	121,367,980
4,230,934	Liberty Interactive Corp. QVC Group (Class A)[1]	115,800,663
1,202,907	Wal-Mart Stores, Inc.	68,854,397
	Total Consumer Cyclical	306,023,040

	CONSUMER NON-CYCLICAL (21.5%)
3,188,124	Baxalta, Inc.	109,862,753
832,934	DENTSPLY International, Inc.	50,684,034
1,231,989	Diageo, Plc. ADR	141,777,294
442,329	Henry Schein, Inc.[1]	67,105,733
2,627,222	Nestle SA ADR	200,246,861
2,422,391	Novartis AG ADR	219,056,818
2,206,883	PayPal Holdings, Inc.[1]	79,469,857
1,942,994	Unilever NV (NY Shares)	87,395,870
4,088,849	Zoetis, Inc.	175,861,395
	Total Consumer Non-Cyclical	1,131,460,615

The accompanying notes are an integral part of these financial statements.

8

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Shares		Value
	COMMON STOCKS (continued)
	ENERGY (8.4%)
1,995,568	EOG Resources, Inc.	$171,319,513
1,337,414	Occidental Petroleum Corp.	99,690,840
1,561,928	Schlumberger, Ltd.	122,080,292
4,353,473	Southwestern Energy Co.[1]	48,062,342
	Total Energy	441,152,987

	FINANCIALS (20.9%)
1,495	Berkshire Hathaway, Inc. (Class A)[1]	305,871,020
867,349	Chubb Corp.	112,191,593
5,173,121	Progressive Corp.	171,385,499
6,054,787	US Bancorp	255,390,915
4,681,150	Wells Fargo & Co.	253,437,461
	Total Financials	1,098,276,488

	INDUSTRIALS (1.5%)
1,452,891	Waste Management, Inc.	78,107,420
	Total Industrials	78,107,420

	TECHNOLOGY (13.2%)
4,314,481	Microsoft Corp.	227,114,280
7,035,889	Oracle Corp.	273,273,929
3,206,279	QUALCOMM, Inc.	190,517,098
	Total Technology	690,905,307
	Total Common Stocks (Identified cost $3,392,418,306)	4,777,988,167

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	9

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date	Interest Rate	Value
	REPURCHASE AGREEMENTS (2.3%)
$123,000,000	National Australia Bank (Agreement dated
	10/30/15 collateralized by U.S. Treasury
	Note 1.375%, due 06/30/18, original par
	$123,805,000, valued at $125,460,000)	11/02/15	0.070%	$123,000,000
	Total Repurchase Agreements
	(Identified cost $123,000,000)			123,000,000

	U.S. TREASURY BILLS (6.7%)
350,000,000	U.S. Treasury Bill[2]	01/07/16	0.000	349,955,200
	Total U.S. Treasury Bills
	(Identified cost $349,958,934)			349,955,200
TOTAL INVESTMENTS (Identified cost $3,865,377,240)[3]			100.0%	$5,250,943,367
LIABILITIES IN EXCESS OF OTHER ASSETS			(0.0)%	(805,995)
NET ASSETS			100.0%	$5,250,137,372

[1]	Non-income producing security.
[2]	Security issued with a zero coupon. Income is recognized through accretion of discount.
[3]	The aggregate cost for federal income tax purposes is $3,865,788,481, the aggregate gross unrealized appreciation is $1,490,158,850 and the aggregate gross unrealized depreciation is $105,003,964, resulting in net unrealized appreciation of $1,385,154,886.

Abbreviations:

ADR – American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

10

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	11

BBH CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2015.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2015
Basic Materials	$202,350,049	$—	$—	$202,350,049
Communications	829,712,261	—	—	829,712,261
Consumer Cyclical	306,023,040	—	—	306,023,040
Consumer Non-Cyclical	1,131,460,615	—	—	1,131,460,615
Energy	441,152,987	—	—	441,152,987
Financials	1,098,276,488	—	—	1,098,276,488
Industrials	78,107,420	—	—	78,107,420
Technology	690,905,307	—	—	690,905,307
Repurchase Agreements	—	123,000,000	—	123,000,000
U.S. Treasury Bills	—	349,955,200	—	349,955,200
Investments, at value	$4,777,988,167	$472,955,200	$—	$5,250,943,367

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period.

There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2015.

The accompanying notes are an integral part of these financial statements.

12

BBH CORE SELECT
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

ASSETS:
Investments in securities, at value (Identified cost $3,742,377,240)	$5,127,943,367
Repurchase agreements (Identified cost $123,000,000)	123,000,000
Cash	2,431,493
Receivables for:
Dividends	3,867,458
Shares sold	951,666
Investment advisory and administrative fees waiver reimbursement	286,180
Interest	478
Prepaid assets	48,732
Total Assets	5,258,529,374
LIABILITIES:
Payables for:
Investment advisory and administrative fees	3,498,521
Shares redeemed	3,292,959
Shareholder servicing fees	1,093,288
Professional fees	70,563
Distributors fees	64,791
Custody and fund accounting fees	53,000
Transfer agent fees	28,166
Board of Trustees’ fees	950
Accrued expenses and other liabilities	289,764
Total Liabilities	8,392,002
NET ASSETS	$5,250,137,372
Net Assets Consist of:
Paid-in capital	$3,498,524,253
Undistributed net investment income	23,272,490
Accumulated net realized gain on investments in securities	342,774,502
Net unrealized appreciation/(depreciation) on investments in securities	1,385,566,127
Net Assets	$5,250,137,372
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($4,969,866,425 ÷ 218,114,894 shares outstanding)	$22.79
RETAIL CLASS SHARES
($280,270,947 ÷ 19,125,797 shares outstanding)	$14.65

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	13

BBH CORE SELECT
STATEMENT OF OPERATIONS
For the year ended October 31, 2015

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $3,353,984)	$87,770,470
Interest and other income	434,928
Total Income	88,205,398
Expenses:
Investment advisory and administrative fees	46,277,199
Shareholder servicing fees	14,461,625
Distributors fees	1,040,557
Transfer agent fees	390,280
Custody and fund accounting fees	337,652
Professional fees	82,293
Board of Trustees’ fees	63,909
Miscellaneous expenses	653,383
Total Expenses	63,306,898
Investment advisory and administrative fees waiver	(4,490,370)
Expense offset arrangement	(4,914)
Net Expenses	58,811,614
Net Investment Income	29,393,784
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	395,381,395
Net change in unrealized appreciation/(depreciation)
on investments in securities	(225,720,467)
Net Realized and Unrealized Gain	169,660,928
Net Increase in Net Assets Resulting from Operations	$199,054,712

The accompanying notes are an integral part of these financial statements.

14

BBH CORE SELECT
STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2015	2014
INCREASE IN NET ASSETS:
Operations:
Net investment income	$29,393,784	$39,586,992
Net realized gain on investments in securities	395,381,395	98,627,332
Net change in unrealized appreciation/(depreciation)
on investments in securities	(225,720,467)	379,135,499
Net increase in net assets resulting from operations	199,054,712	517,349,823
Dividends and distributions declared:
From net investment income:
Class N	(36,725,174)	(27,057,658)
Retail Class	(2,814,050)	(1,711,179)
From net realized gains:
Class N	(89,273,564)	(112,946,824)
Retail Class	(9,365,888)	(10,987,737)
Total dividends and distributions declared	(138,178,676)	(152,703,398)
Share transactions:
Proceeds from sales of shares	2,175,445,135 *	1,074,403,293
Net asset value of shares issued to shareholders for
reinvestment of dividends and distributions	111,485,040	118,110,394
Proceeds from short-term redemption fees	11,858	17,440
Cost of shares redeemed	(3,314,063,614)*	(1,352,916,979)
Net decrease in net assets resulting
from share transactions	(1,027,121,581)	(160,385,852)
Total increase (decrease) in net assets	(966,245,545)	204,260,573
NET ASSETS:
Beginning of year	6,216,382,917	6,012,122,344
End of year (including undistributed net investment
income of $23,272,490 and $33,434,756, respectively)	$5,250,137,372	$6,216,382,917

*	Includes share exchanges. See Note 6 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	15

BBH CORE SELECT
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$22.52	$21.21	$17.46	$15.07	$13.91
Income from investment operations:
Net investment income[1]	0.12	0.14	0.13	0.10	0.12
Net realized and unrealized gain	0.64	1.70	3.95	2.54	1.15
Total income from investment operations	0.76	1.84	4.08	2.64	1.27
Less dividends and distributions:
From net investment income	(0.14)	(0.10)	(0.10)	(0.07)	(0.07)
From net realized gains	(0.35)	(0.43)	(0.23)	(0.18)	(0.04)
Total dividends and distributions	(0.49)	(0.53)	(0.33)	(0.25)	(0.11)
Short-term redemption fees[1,2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$22.79	$22.52	$21.21	$17.46	$15.07
Total return	3.47%	8.90%	23.78%	17.86%	9.19%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$4,970	$5,816	$5,645	$3,049	$809
Ratio of expenses to average net assets
before reductions	1.07%	1.07%	1.09%	1.12%	1.14%
Fee waiver	0.07%[3]	0.07%[3]	0.09%[3]	0.12%[3]	0.13%[3]
Expense offset arrangement	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.01%
Ratio of expenses to average net assets
after reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average
net assets	0.53%	0.66%	0.65%	0.63%	0.85%
Portfolio turnover rate	8%	8%	12%	14%	17%

[1]	Calculated using average shares outstanding for the year.
[2]	Less than $0.01.
[3]	The ratio of expenses to average net assets for the fiscal years ended October 31, 2015, 2014, 2013, 2012 and 2011, reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.00%. The agreement is effective for the period beginning on July 14, 2010 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2016. For the fiscal years ended October 31, 2015, 2014, 2013, 2012 and 2011, the waived fees were $3,938,986, $4,238,260, $3,983,262, $1,853,202 and $793,607, respectively.
[4]	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

16

BBH CORE SELECT
FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Retail Class share outstanding throughout each period.

	For the years ended October 31,				For the period from March 25, 2011 (commencement of operations) to
	2015	2014	2013	2012	October 31, 2011
Net asset value, beginning of period	$14.66	$13.99	$11.61	$10.11	$10.00
Income from investment operations:
Net investment income[1]	0.03	0.06	0.06	0.05	0.02
Net realized and unrealized gain	0.42	1.11	2.60	1.69	0.09
Total income from investment
operations	0.45	1.17	2.66	1.74	0.11
Less dividends and distributions:
From net investment income	(0.11)	(0.07)	(0.05)	(0.06)	—
From net realized gains	(0.35)	(0.43)	(0.23)	(0.18)	—
Total dividends and distributions	(0.46)	(0.50)	(0.28)	(0.24)	—
Short-term redemption fees[1,2]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$14.65	$14.66	$13.99	$11.61	$10.11
Total return	3.14%	8.63%	23.42%	17.64%	1.10%
Ratios/Supplemental data:
Net assets, end of period (in millions)	$280	$400	$367	$267	$185
Ratio of expenses to average net assets
before reductions	1.39%	1.40%	1.42%	1.43%	1.59%[3]
Fee waiver	0.14%[4]	0.15%[4]	0.17%[4]	0.18%[4]	0.33%[3,4]
Expense offset arrangement	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.01%[3]
Ratio of expenses to average net assets
after reductions	1.25%	1.25%	1.25%	1.25%	1.25%[3]
Ratio of net investment income to
average net assets	0.24%	0.40%	0.44%	0.50%	0.37%[3]
Portfolio turnover rate	8%	8%	12%	14%	17%[6]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Annualized.
[4]	The ratio of expenses to average net assets for the fiscal years ended October 31, 2015, 2014, 2013, 2012 and period ended October 31, 2011, reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.25%. The agreement is effective for the period beginning on July 14, 2010 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2016. For the fiscal years ended October 31, 2015, 2014, 2013, 2012 and period ended October 31, 2011, the waived fees were $551,384, $577,948, $568,410, $633,118 and $133,178, respectively.
[5]	Less than 0.01%.
[6]	Represents Fund portfolio turnover for twelve months ended October 31, 2011.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	17

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on November 2, 1998. The Fund offers Class N and Retail Class shares. On October 1, 2010, the Board established a new class of shares designated as “Retail Class”, which commenced operations on March 25, 2011. Class N and Retail Class shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Retail Class shares automatically convert to any other share class of the Fund. Effective November 30, 2012, subject to certain exceptions, the Fund closed to new investors. See the Fund’s prospectus for details. As of October 31, 2015, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investments Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board; (4) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

18

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

The Fund’s repurchase agreements as of October 31, 2015 are shown on a gross basis and the required disclosures under Accounting Standards Update (“ASU”) 2013-01 are shown in the Portfolio of Investments. Repurchase agreements are subject to credit risks.

E.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary

FINANCIAL STATEMENTS OCTOBER 31, 2015	19

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

F.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $125,998,738 and $12,179,938 to Class N shares and Retail Class shareholders, respectively, during the year ended October 31, 2015. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2015:	$57,953,050	$80,225,626	$138,178,676	—	$138,178,676
2014:	57,474,808	95,228,590	152,703,398	—	152,703,398

As of October 31, 2015 and 2014, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed Ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2015:	$23,272,490	$343,185,744	$366,458,234	—	$(411,242)	$1,385,566,127	$1,751,613,119
2014:	51,831,756	80,208,174	132,039,930	—	(1,024,321)	1,611,286,594	1,742,302,203

20

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

The Fund did not have a net capital loss carryforward at October 31, 2015.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards, if any; such gains will not be distributed.

G.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Recent Accounting Pronouncements. On June 12, 2014, the FASB issued ASU 2014-11, “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”, which changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. It also requires enhanced disclosures about repurchase agreements and other similar transactions. The accounting changes and disclosure guidance are effective for public entities for the first interim or annual period beginning after December 15, 2014. Early adoption is not permitted for public companies. Management has determined that there is no impact to the Fund’s financial statements.
4.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.80% of the Fund’s average daily net assets. For the year ended October 31, 2015, the Fund incurred $46,277,199 under the Agreement.

FINANCIAL STATEMENTS OCTOBER 31, 2015	21

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

B.	Investment Advisory and Administrative Fee Waivers. Effective July 14, 2010, the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.00%. The agreement will terminate on March 1, 2016, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2015, the Investment Adviser waived fees in the amount of $3,938,986 and $551,384 for Class N and Retail Class, respectively.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.25% of Class N and Retail Class shares’ average daily net assets. For the year ended October 31, 2015, the Fund incurred shareholder servicing fees in the amount of $13,503,105 and $958,520 for Class N and Retail Class, respectively.
D.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost the shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, it is anticipated that total operating expenses for Retail Class shares will be 1.25% of the average daily net assets. For the year ended October 31, 2015, Retail Class shares of the Fund incurred $958,737 for Distribution (12b-1) Fees.
E.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2015, the Fund incurred $337,652 in custody and fund accounting fees. These fees for the Fund were reduced by $4,914 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2015, was $88.

22

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2015, the Fund incurred $63,909 in independent Trustee compensation and reimbursements.
5.	Investment Transactions. For the year ended October 31, 2015, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $389,438,240 and $1,561,475,087, respectively.
6.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest at no par value. Transactions in Class N and Retail Class shares were as follows:
	For the year ended October 31, 2015		For the year ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	57,924,227	$1,271,498,929	43,745,874	$954,633,344
Shares issued in connection
with reinvestments of
dividends	4,555,895	100,047,448	5,140,430	106,355,485
Proceeds from short-term
redemption fees	N/A	8,714	N/A	14,641
Shares redeemed	(102,635,558)	(2,286,971,325)	(56,691,028)	(1,235,840,473)
Net decrease	(40,155,436)	$(915,416,234)	(7,804,724)	$(174,837,003)
Retail Class
Shares sold	64,100,288	$903,946,206	8,464,231	$119,769,949
Shares issued in connection
with reinvestments of
dividends	807,739	11,437,592	870,734	11,754,909
Proceeds from short-term
redemption fees	N/A	3,144	N/A	2,799
Shares redeemed	(73,108,125)	(1,027,092,289)	(8,266,193)	(117,076,506)
Net increase (decrease)	(8,200,098)	$(111,705,347)	1,068,772	$14,451,151

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2015 and 2014. Specifically:

During the fiscal year 2015, 39,275,044 shares of Class N were exchanged for 61,032,526 shares of Retail Class valued at $859,337,967 and 61,037,155 shares of Retail Class were exchanged for 39,264,327 shares of Class N valued at $850,861,449.

During the fiscal year 2014, 28,132 shares of Retail Class were exchanged for 18,323 shares of Class N valued at $409,264.

FINANCIAL STATEMENTS OCTOBER 31, 2015	23

BBH CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

7.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2015 through the date the financial statements were issued. The Board recently approved changes to the shareholder servicing fees and the investment advisory and administration fees agreements. Effective November 1, 2015, the shareholder servicing fees were reduced from 0.25% to 0.20% of Class N and Retail Class shares’ average daily net assets. The investment advisory and administration fees were changed from a flat rate of 0.80% per annum to 0.80% per annum on the first $3,000,000,000 of the Fund’s net assets and 0.75% per annum on the Fund’s net assets over $3,000,000,000. The fees will continue to be calculated daily and paid monthly. There were no other subsequent events that would require recognition or additional disclosure in the financial statements.

24

BBH CORE SELECT
DISCLOSURE OF FUND EXPENSES
October 31, 2015 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FINANCIAL STATEMENTS OCTOBER 31, 2015	25

BBH CORE SELECT
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2015 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period May 1, 2015 to October 31, 2015[1]
Class N
Actual	$1,000	$1,000	$5.04
Hypothetical[2]	$1,000	$1,020	$5.09

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period May 1, 2015 to October 31, 2015[1]
Retail Class
Actual	$1,000	$998	$6.30
Hypothetical[2]	$1,000	$1,019	$6.36

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.00% and 1.25% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expense ratio for each class of shares is subtracted from the assumed return before expenses.

26

BBH CORE SELECT
DISCLOSURE OF ADVISOR SELECTION
October 31, 2015 (unaudited)

Investment Advisory and Administrative Services Agreement Approval

The Board, a majority of which is comprised of Independent Trustees, held an in-person meeting on September 23, 2015 (the “Meeting”), to consider an amendment to the fee schedule of the Investment Advisory and Administrative Services Agreement (the “Agreement”) between the Trust and BBH, as a separately identifiable department (“Investment Adviser”), with respect to the Fund. Specifically, the Investment Adviser proposed to amend the fee schedule to the Agreement in order to institute a graduated investment advisory fee for the Fund. Under the amendment, for assets above the $3 billion asset level, the Fund would be charged an investment advisory fee of 0.75%, or 5 basis points lower than the 0.80% charged on net assets up to $3 billion. The Board had previously reviewed and approved an investment advisory fee of 0.80% of the Fund’s average daily net assets under the Agreement.

In approving the amendment to the Agreement’s fee schedule with respect to the Fund, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreement were fair and reasonable and that it had received sufficient information to make an informed business decision with respect to the Agreement. In reaching this decision, the Board considered all factors it believed relevant, including: (i) the nature, extent and quality of the Investment Adviser’s services; (ii) the investment performance of the Fund; (iii) the Investment Adviser’s cost and profits realized in providing its services, including any “fall-out” benefits; and (iv) the extent to which shareholders realized economies of scale as the Fund grows larger, as well as fee structures of comparable investment companies.

The following is a summary of the Board’s, including the Independent Trustees, considerations in making its determination to approve the amendment to the Agreement. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the amendments to the Agreement, and individual Trustees may have given different weight to various factors. At the Meeting, the Board reviewed these factors with Fund counsel and met in executive session outside the presence of Fund management.

The Board noted that there were no proposed changes to the scope of services to be provided by the Investment Adviser pursuant to the Agreement. The Board further noted that at the Meeting, and over the course of its regular meetings throughout the year, it received reports on the status of these services, including with respect to: supervision of operations and compliance and regulatory filings; disclosures to Fund shareholders; general oversight of service providers; policies and practices followed by BBH and the Investment Adviser as well as the standards applied in seeking best execution; and policies and practices regarding soft dollars. The Board also took into consideration and remained satisfied with the qualifications and expertise of the Fund’s portfolio management team. The Board noted that it was satisfied with the nature, extent and quality of services historically provided by the Investment Adviser to the Fund and its shareholders.

FINANCIAL STATEMENTS OCTOBER 31, 2015	27

BBH CORE SELECT
DISCLOSURE OF ADVISOR SELECTION (continued)
October 31, 2015 (unaudited)

The Board received a presentation at the Meeting with respect to investment performance and noted the Fund’s strong absolute performance, historically, over the 3-year, 5-year, and since-inception periods, and satisfactory performance, both in absolute terms and relative to its benchmark, over the more recent 3-month, year-to-date, and 1-year periods. In evaluating the performance of the Fund, the Board considered the risk expectations for the Fund as well as the level of Fund performance in the context of its review.

With respect to the fees payable under the Agreement and the costs of services to be provided by the Adviser, the Board recalled its previous analysis of a report compiled by an independent third party regarding the Fund’s comparison to similar competitor funds in the market with respect to fees and expenses and performance. The Board also considered that the fee waiver arrangement would remain in place for the Fund and considered the actual fee rates, after taking into account the waiver. With respect to profitability and the fall-out benefits to be realized by the Investment Adviser, the Board noted that, at its December 3, 2014 Meeting, it reviewed the Investment Adviser and BBH’s profitability data for the Fund for the nine-months ended September 30, 2013, and for the prior four years. The Board concluded that the investment advisory and administration fee, as amended, appeared to be reasonable in light of the services rendered and was the result of arm’s length negotiations.

The Board considered the extent to which economies of scale would be realized at various asset levels as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board noted that the imposition of breakpoints in the amounts and manner proposed by the Adviser would serve to pass economies of scale to shareholders by regulating the profitability of the Adviser with respect to the Fund.

The Board concluded that based on the information provided at this Meeting, and at previous meetings of the Board, the amendments to the Agreement’s fee schedule seemed fair and reasonable in relation to the services performed and it was unanimously approved.

28

BBH CORE SELECT
CONFLICTS OF INTEREST
October 31, 2015 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does

FINANCIAL STATEMENTS OCTOBER 31, 2015	29

BBH CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2015 (unaudited)

not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time, BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary

30

BBH CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2015 (unaudited)

investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price, generally, may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

FINANCIAL STATEMENTS OCTOBER 31, 2015	31

BBH CORE SELECT
ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2015 (unaudited)

BBH Core Select (the “Fund”) hereby designates $80,225,626 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $57,953,050 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2015. In January 2016, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

100% of the ordinary income dividends paid by the Fund during the year ended October 31, 2015 qualifies for the dividends received deduction available to corporate shareholders.

32

TRUSTEES AND OFFICERS OF BBH CORE SELECT
(unaudited)

Information pertaining to the Trustees and executive officers of the BBH Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006- 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.

Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.

Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.

John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in 2012).	6	Trustee, Bridge Builder Trust (8 Funds). Director, Teton Advisors, Inc. (a registered investment adviser).

FINANCIAL STATEMENTS OCTOBER 31, 2015	33

TRUSTEES AND OFFICERS OF BBH CORE SELECT
(unaudited)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd. (2001 to April 2011).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.

34

TRUSTEES AND OFFICERS OF BBH CORE SELECT
(unaudited)

OFFICERS

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Partner of BBH&Co. since 1995; joined BBH&Co. in 1977.

Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Date: June 28, 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director and Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).

Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

James D. Kerr 50 Post Office Square Boston, MA 02110 Birth Date: January 5, 1983	Assistant Secretary	Since 2015	Associate and Investor Services Assistant Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011 to September 2013); Judicial Law Clerk, Massachusetts Court of Appeals (September 2010 to September 2011).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

FINANCIAL STATEMENTS OCTOBER 31, 2015	35

Administrator Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	Investment Adviser Brown Brothers Harriman Mutual Fund Advisory Department 140 Broadway New York, NY 10005
Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
(800) 575-1265

To obtain information or make shareholder inquiries:

By telephone: By E-mail send your request to: On the internet:	Call 1-800-575-1265 bbhfunds@bbh.com www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2015

BBH Global Core Select

BBH GLOBAL CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2015

BBH Global Core Select Class N (“Global Core Select” or “the Fund”) rose by 3.27%, net of fees, during its fiscal year ending October 31, 2015. During the same twelve month period, the MSCI World Index1 (“MSCI World”) returned 1.77%. From inception through October 31, 2015, Global Core Select has returned 6.20% per year while the MSCI World has returned 9.02%.

Global Core Select seeks to provide shareholders with long-term growth of capital. Fundamental business analysis and a valuation framework based on intrinsic value2 are the key elements underlying each Global Core Select investment. We look for companies that offer all, or most, of the following business and financial attributes: (i) essential products and services, (ii) loyal customers, (iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. We believe businesses possessing these traits are favorably positioned for varying economic and market environments. In addition, we seek to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. Pursuant to our goal of not losing money on any single investment, we explicitly identify key risks outside of company management’s control so that we can fully consider the range of potential outcomes for each business. When a company meets our investment criteria and desired risk profile, we will consider establishing a position if its market price reaches 75% or less of our intrinsic value estimate. We maintain a buy-and-own approach with holding periods often reaching 3-5 years or longer. We will typically sell an investment if it appreciates to a level near our estimate of intrinsic value. Our long-term performance goals are not driven by benchmark comparisons, but instead are focused on the achievement of attractive absolute returns over full market cycles.

Fiscal year 2015 saw increased market volatility with the MSCI World index reaching an all-time high in May before sharply declining in August and September, and subsequently recovering in October to end the year with a modest gain. Market movement was dominated by (i) the dramatic decline in energy and other commodity prices, (ii) a sluggish recovery in Europe and modest economic growth in the U.S., (iii) a strong U.S. dollar and steep declines in certain emerging market currencies, and (iv) a slowdown in China which is compounding ongoing economic challenges in many emerging markets with economic ties to that country. 2015 was also another year of aggressive monetary intervention by most central banks. In our view, seven years of unrelenting monetary stimulus has artificially boosted the values of most financial assets. Accordingly, we are cautious regarding equity valuations and we expect that the normalization of monetary policies could lead to unanticipated market dislocations. In our view, our investment approach, with its focus on minimizing both business risk and price risk by applying demanding qualitative business criteria and insisting on a discount to intrinsic value, is particularly appropriate for the current market environment.

1 MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

2 We prepare proprietary financial models for each Core Select company in order to determine an estimate of intrinsic value. Discounted cash flow analysis is the primary quantitative model used in our research process. We supplement our discounted cash flow work with other quantitative analyses, such as economic profit models, internal rate of return models, and free cash flow multiples.

2

BBH GLOBAL CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

During fiscal 2015 we added four new companies to the Global Core Select portfolio: Davide Campari-Milano, the family-controlled Italian premium spirits company; Discovery Communications, a global leader in non-fiction video programming; PayPal, a leading provider of secure, reliable online transaction payments; and Aggreko, a leading global provider of temporary power services. We believe these companies possess very strong competitive positions in attractive end markets and are run by operationally savvy management teams focused on long-term value creation.

We exited positions in seven companies during the fiscal year, including small positions in two businesses that were spun-off from existing portfolio companies. We sold Target and Baxter International after their share prices rose and reached our estimates of intrinsic value. We exited our investment in Pearson after a nearly three-year holding period with a positive return. Pearson’s digital transformation was taking longer than we had anticipated, and we became increasingly concerned about structural changes in the education industry. We trimmed our position in Solera Holdings after management made several expensive acquisitions in an effort to expand the company’s addressable market. Subsequently, management announced it was exploring a possible sale of the company and we sold our remaining position as the shares responded positively. We exited our investment in TGS Nopec Geophysical, which provides seismic data to the energy industry, because TGS’s shares had held up surprisingly well despite the sharp declines in energy prices and related declines in exploration activity. We reinvested the TGS proceeds in other energy investments trading at a greater discount to intrinsic value. We exited our small position in Indivior, which had been spun-off by Reckitt Benckiser, as the shares appreciated significantly from the spin-off level. Lastly, we sold our shares in California Resources Corp, a spin-off from Occidental Petroleum, after the price recovered from a post-spin sell-off.

Our largest positive contributors in fiscal 2015 were Alphabet (formerly known as Google), Davide Campari-Milano, and Microsoft. Google changed its name to Alphabet and announced a new holding company structure intended to improve transparency for both the core search and ancillary businesses. We believe the company remains well positioned to benefit from the continuing secular shift of advertising dollars to online and mobile and the shares have responded favorably to strong sales growth combined with evidence that management is taking a more disciplined approach to operating and capital expenditures. Campari has been performing well relative to what we believe were very low investor expectations when we started purchasing shares in December 2014, and we believe the company is poised to improve its operating performance over time as management begins to leverage significant investments in its brand portfolio and distribution. Microsoft is demonstrating strong progress in its transformation from a product-centric model towards a focus on cloud services and platforms. This shift is becoming increasingly recognized by the market and has driven strong share price performance.

The largest detractors from the Fund’s performance in fiscal 2015 were Qualcomm and our two Canadian energy exploration and production companies, ARC Resources and Vermilion Energy. Qualcomm faced headwinds during the year in both its chip business, where price pressures have escalated and a major customer moved to an in-house solution, and its licensing business, in which regulatory challenges in China and Korea and non-compliance by certain parties have clouded the outlook for this high-margin source of revenue. Despite these setbacks, we do not believe Qualcomm’s vital role in the global wireless ecosystem or its top-caliber engineering and intellectual property position have been diminished. Moreover, we believe the secular growth opportunities in wireless technology remain compelling. The

FINANCIAL STATEMENTS OCTOBER 31, 2015	3

BBH GLOBAL CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

sharp declines and persistent weakness in oil and gas prices have weighed on the operating results of ARC Resources and Vermilion. Fortunately, however, both companies have strong balance sheets, are positioned at the low end of the cost curve, are managed by strong capital allocators, and are well positioned to withstand an extended period of low energy prices.

As of October 31, 2015, Global Core Select held positions in 33 companies, with approximately 45% of the assets in the ten largest holdings. The Fund ended the fiscal year trading at approximately 82% of our underlying intrinsic value estimates on a weighted-average basis, which is where the Fund started the fiscal year. While we are always looking to reduce the Fund’s price-to-intrinsic value ratio by having our intrinsic values increase due to organic growth or by exiting positions near intrinsic value and buying new positions trading at a large discount, this fiscal year we lowered the dollar-denominated intrinsic value estimates for several of our portfolio companies due to significant changes in foreign exchange rates and the sharp declines in energy prices. Since our trims and exits exceeded our additions and new purchases in fiscal 2015, our cash and cash equivalents position increased to approximately 10% at the end of the fiscal year.

The Global Core Select investment team remains focused on the careful and patient application of our investment criteria and valuation requirements in all markets around the world. Our bottom-up research work emphasizes business quality, industry structures, growth opportunities, management skill and corporate culture. We use absolute, not relative methods to estimate companies’ intrinsic values, and we use the movement of market prices around these intrinsic value estimates to construct and manage a concentrated portfolio of high-quality businesses that have the potential to create substantial shareholder value over many years.

Purchase and sale information provided should not be considered as a recommendation to purchase or sell a particular security and that there is no assurance, as of the date of publication, that the securities purchased remain in a fund's portfolio or that securities sold have not been repurchased.

4

BBH GLOBAL CORE SELECT
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

Growth of $10,000 Invested in BBH Global Core Select

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception, (March 28, 2013) to October 31, 2015 as compared to the MSCI World Index.

The annualized gross expense ratios as in the March 2, 2015 prospectus for Class N and Retail Class shares were 1.32% and 3.36%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

1 The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI World Index has been adjusted to reflect reinvestment of dividends on securities. The MSCI World Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in an index.

FINANCIAL STATEMENTS OCTOBER 31, 2015	5

BBH GLOBAL CORE SELECT
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Global Core Select:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Global Core Select, a series of the BBH Trust (the “Fund”) as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Global Core Select as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2015

6

BBH GLOBAL CORE SELECT
PORTFOLIO ALLOCATION
October 31, 2015

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Canada	$5,776,188	4.2%
Curaçao	2,469,856	1.8
France	7,560,240	5.5
Germany	5,903,075	4.3
Italy	3,832,811	2.8
Netherlands	2,272,319	1.7
Sweden	4,985,529	3.7
Switzerland	11,375,537	8.4
United Kingdom	13,969,848	10.3
United States	64,933,366	47.7
Repurchase Agreements	6,500,000	4.8
Cash and Other Assets in Excess of Liabilities	6,519,706	4.8
NET ASSETS	$136,098,475	100.0%

All data as of October 31, 2015. The BBH Global Core Select Fund’s (the “Fund”) country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is based on the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	7

BBH GLOBAL CORE SELECT
PORTFOLIO ALLOCATION (continued)
October 31, 2015

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Basic Materials	$12,700,612	9.3%
Communications	18,464,112	13.6
Consumer Cyclical	8,180,965	6.0
Consumer Non-Cyclical	42,003,555	30.9
Energy	12,592,623	9.2
Financials	10,936,065	8.0
Technology	18,200,837	13.4
Repurchase Agreements	6,500,000	4.8
Cash and Other Assets in Excess of Liabilities	6,519,706	4.8
NET ASSETS	$136,098,475	100.0%

All data as of October 31, 2015. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

8

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS
October 31, 2015

Shares		Value
	COMMON STOCKS (90.4%)
	CANADA (4.2%)
	ENERGY
81,750	ARC Resources, Ltd.	$1,206,014
74,300	Vermilion Energy, Inc.	2,615,765
		3,821,779
	FINANCIALS
27,350	Intact Financial Corp.	1,954,409
	Total Canada	5,776,188

	CURAÇAO (1.8%)
	ENERGY
31,600	Schlumberger, Ltd.	2,469,856
	Total Curaçao	2,469,856

	FRANCE (5.5%)
	COMMUNICATIONS
61,370	JCDecaux S.A.	2,508,057
	CONSUMER NON-CYCLICAL
49,900	Sanofi	5,052,183
	Total France	7,560,240

	GERMANY (4.3%)
	BASIC MATERIALS
33,300	Brenntag AG	2,020,584
91,800	Fuchs Petrolub AG	3,810,242
1,500	Fuchs Petrolub AG (Preference Shares)	72,249
	Total Germany	5,903,075

	ITALY (2.8%)
	CONSUMER NON-CYCLICAL
446,450	Davide Campari-Milano SpA (Loyalty Shares)	3,832,811
	Total Italy	3,832,811

	NETHERLANDS (1.7%)
	CONSUMER NON-CYCLICAL
50,200	Unilever NV	2,272,319
	Total Netherlands	2,272,319

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	9

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Shares		Value
	COMMON STOCKS (continued)
	SWEDEN (3.7%)
	ENERGY
262,675	Lundin Petroleum AB1	$3,824,396
	FINANCIALS
85,100	Svenska Handelsbanken AB (Class A)	1,161,133
	Total Sweden	4,985,529

	SWITZERLAND (8.4%)
	CONSUMER NON-CYCLICAL
70,325	Nestle SA	5,389,270
65,775	Novartis AG	5,986,267
	Total Switzerland	11,375,537

	UNITED KINGDOM (10.3%)
	COMMUNICATIONS
66,325	Nielsen Holdings, Plc.	3,151,101
	CONSUMER NON-CYCLICAL
208,600	Aggreko, Plc.	2,943,337
187,125	Diageo, Plc.	5,420,565
25,100	Reckitt Benckiser Group, Plc.	2,454,845
		10,818,747
	Total United Kingdom	13,969,848
	UNITED STATES (47.7%)
	BASIC MATERIALS
45,600	Celanese Corp. (Series A)	3,239,880
32,025	Praxair, Inc.	3,557,657
		6,797,537
	COMMUNICATIONS
2,155	Alphabet, Inc. (Class A)[1]	1,589,075
9,023	Alphabet, Inc. (Class C)[1]	6,413,639
174,500	Discovery Communications, Inc. (Class C)[1]	4,802,240
		12,804,954
	CONSUMER CYCLICAL
63,150	Bed, Bath & Beyond, Inc.[1]	3,765,634
86,900	Sally Beauty Holdings, Inc.[1]	2,043,019
41,445	Wal-Mart Stores, Inc.	2,372,312
		8,180,965

The accompanying notes are an integral part of these financial statements.

10

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Shares		Value
	COMMON STOCKS (continued)
	UNITED STATES (continued)
	CONSUMER NON-CYCLICAL
63,800	Baxalta, Inc.	$2,198,548
47,800	PayPal Holdings, Inc.[1]	1,721,278
110,024	Zoetis, Inc.	4,732,132
		8,651,958
	ENERGY
33,225	Occidental Petroleum Corp.	2,476,592
	FINANCIALS
144,450	Wells Fargo & Co.	7,820,523
	TECHNOLOGY
114,775	Microsoft Corp.	6,041,756
180,225	Oracle Corp.	6,999,939
86,825	QUALCOMM, Inc.	5,159,142
		18,200,837
	Total United States	64,933,366
	Total Common Stocks (Identified cost $111,661,246)	123,078,769

Principal Amount		Maturity Date	Interest Rate
	REPURCHASE AGREEMENTS (4.8%)
$6,500,000	National Australia Bank (Agreement dated
	10/30/2015 collateralized by U.S. Treasury
	Note 1.375%, due 06/30/18, original par
	$6,545,000, valued at $6,630,000)	11/02/15	0.070%	6,500,000
	Total Repurchase Agreements
	(Identified cost $6,500,000)			6,500,000
TOTAL INVESTMENTS (Identified cost $118,161,246)[2]			95.2%	$129,578,769
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			4.8%	6,519,706
NET ASSETS			100.0%	$136,098,475

[1]	Non-income producing security.
[2]	The aggregate cost for federal income tax purposes is $119,062,478, the aggregate gross unrealized appreciation is $20,236,301 and the aggregate gross unrealized depreciation is $9,720,010, resulting in net unrealized appreciation of $10,516,291.

The Fund’s country diversification is based on the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	11

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

The accompanying notes are an integral part of these financial statements.

12

BBH GLOBAL CORE SELECT
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations, listed equities and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2015.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2015
Basic Materials	$6,797,537	$5,903,075	$—	$12,700,612
Communications	15,956,055	2,508,057	—	18,464,112
Consumer Cyclical	8,180,965	—	—	8,180,965
Consumer Non-Cyclical	8,651,958	33,351,597	—	42,003,555
Energy	8,768,227	3,824,396	—	12,592,623
Financials	9,774,932	1,161,133	—	10,936,065
Technology	18,200,837	—	—	18,200,837
Repurchase Agreements	—	6,500,000	—	6,500,000
Investments, at value	$76,330,511	$53,248,258	$—	$129,578,769

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period.

There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2015.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	13

BBH GLOBAL CORE SELECT
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

ASSETS:
Investments in securities, at value (Identified cost $111,661,246)	$123,078,769
Repurchase agreements (Identified cost $6,500,000)	6,500,000
Cash	6,554,642
Foreign currency at value (Identified cost $434,894)	435,932
Receivables for:
Dividends	232,103
Shares sold	50,000
Investment advisory and administrative fees waiver reimbursement	2,768
Interest	25
Prepaid assets	1,173
Total Assets	136,855,412
LIABILITIES:
Payables for:
Investments purchased	428,723
Shares redeemed	114,102
Investment advisory and administrative fees	107,536
Professional fees	55,263
Shareholder servicing fees	16,979
Custody and fund accounting fees	5,906
Transfer agent fees	2,498
Distributors fees	1,995
Board of Trustees’ fees	950
Accrued expenses and other liabilities	22,985
Total Liabilities	756,937
NET ASSETS	$136,098,475
Net Assets Consist of:
Paid-in capital	$124,328,764
Undistributed net investment income	572,705
Accumulated net realized gain on investments in securities and foreign
exchange transactions	(203,983)
Net unrealized appreciation/(depreciation) on investments in securities
and foreign currency translations	11,400,989
Net Assets	$136,098,475
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($132,406,566 ÷ 11,645,192 shares outstanding)	$11.37
RETAIL CLASS SHARES
($3,691,909 ÷ 326,341 shares outstanding)	$11.31

The accompanying notes are an integral part of these financial statements.

14

BBH GLOBAL CORE SELECT
STATEMENT OF OPERATIONS
For the year ended October 31, 2015

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $236,223)	$2,501,755
Interest and other income	7,755
Total Income	2,509,510
Expenses:
Investment advisory and administrative fees	1,322,786
Shareholder servicing fees	208,861
Professional fees	66,519
Board of Trustees’ fees	59,472
Custody and fund accounting fees	33,696
Transfer agent fees	27,342
Distributors fees	26,227
Miscellaneous expenses	125,143
Total Expenses	1,870,046
Investment advisory and administrative fees waiver	(115,698)
Expense offset arrangement	(6,983)
Net Expenses	1,747,365
Net Investment Income	762,145
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	168,879
Net realized loss on foreign exchange transactions	(67,483)
Net realized gain on investments in securities and foreign exchange
transactions and translations	101,396
Net change in unrealized appreciation/(depreciation) on investments in
securities	2,423,101
Net change in unrealized appreciation/(depreciation) on foreign
currency translations	(204)
Net change in unrealized appreciation/(depreciation) on investments
in securities and foreign currency translations	2,422,897
Net Realized and Unrealized Gain	2,524,293
Net Increase in Net Assets Resulting from Operations	$3,286,438

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	15

BBH GLOBAL CORE SELECT
STATEMENTS OF CHANGES IN NET ASSETS
October 31, 2015

	For the years ended October 31,
	2015	2014
INCREASE IN NET ASSETS:
Operations:
Net investment income	$762,145	$1,380,798
Net realized gain on investments in securities and
foreign exchange transactions and translations	101,396	1,381,711
Net change in unrealized appreciation/(depreciation)
on investments in securities and foreign currency
translations	2,422,897	2,913,514
Net increase in net assets resulting from
operations	3,286,438	5,676,023
Dividends and distributions declared:
From net investment income:
Class N	(1,402,150)	(202,109)
Retail Class	(27,140)	(1,387)
From net realized gains:
Class N	(1,446,840)	(272,366)
Retail Class	(28,597)	(5,097)
Total dividends and distributions declared	(2,904,727)	(480,959)
Share transactions:
Proceeds from sales of shares	37,114,739	90,631,256
Net asset value of shares issued to shareholders for
reinvestment of dividends and distributions	2,765,427	465,412
Proceeds from short-term redemption fees	—	22,617
Cost of shares redeemed	(33,059,963)	(57,344,474)
Net increase in net assets resulting from
share transactions	6,820,203	33,774,811
Total increase in net assets	7,201,914	38,969,875
NET ASSETS:
Beginning of year	128,896,561	89,926,686
End of year (including undistributed net investment
income of $572,705 and $1,308,016, respectively)	$136,098,475	$128,896,561

The accompanying notes are an integral part of these financial statements.

16

BBH GLOBAL CORE SELECT
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each period.

	For the years ended October 31,		For the period from March 28, 2013 (commencement of operations) to October 31,
	2015	2014	2013
Net asset value, beginning of period	$11.27	$10.99	$10.00
Income from investment operations:
Net investment income[1]	0.06	0.12	0.03
Net realized and unrealized gain	0.30	0.21	0.96
Total income from investment operations	0.36	0.33	0.99
Less dividends and distributions:
From net investment income	(0.13)	(0.02)	—
From net realized gains	(0.13)	(0.03)	—
Total dividends and distributions	(0.26)	(0.05)	—
Short-term redemption fees[1]	—	0.00 [2]	—
Net asset value, end of period	$11.37	$11.27	$10.99
Total return	3.27%	3.01%	9.90%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$132	$127	$88
Ratio of expenses to average net assets
before reductions	1.31%	1.32%	1.87%[4]
Fee waiver	0.05%[5]	0.07%[5]	0.61%[4,5]
Expense offset arrangement	0.01%	0.00%[6]	0.01%[4]
Ratio of expenses to average net assets after
reductions	1.25%	1.25%	1.25%[4]
Ratio of net investment income to average
net assets	0.55%	1.01%	0.50%[4]
Portfolio turnover rate	31%	40%	6%[7]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets for the fiscal years ended October 31, 2015 and 2014 and the period ended October 31, 2013 reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.25%. The agreement is effective for the period beginning on March 28, 2013 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2016. For the fiscal years ended October 31, 2015 and 2014 and the period ended October 31, 2013, the waived fees were $74,640, $90,671 and $152,928 respectively.
[6]	Less than 0.01%.
[7]	Represents Fund portfolio turnover for the period ended October 31, 2013.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	17

BBH GLOBAL CORE SELECT
FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Retail Class share outstanding throughout each period.

	For the years ended October 31,		For the period from April 2, 2013 (commencement of operations) to October 31,
	2015	2014	2013
Net asset value, beginning of period	$11.24	$10.98	$10.00
Income from investment operations:
Net investment income[1]	0.03	0.07	0.00 [2]
Net realized and unrealized gain	0.29	0.22	0.98
Total income from investment operations	0.32	0.29	0.98
Less dividends and distributions:
From net investment income	(0.12)	(0.01)	—
From net realized gains	(0.13)	(0.03)	—
Total dividends and distributions	(0.25)	(0.04)	—
Short-term redemption fees[1]	—	0.01	0.00 [2]
Net asset value, end of period	$11.31	$11.24	$10.98
Total return	2.98%	2.70%	9.80%[3]
Ratios/Supplemental data:
Net assets, end of period (in millions)	$4	$2	$2
Ratio of expenses to average net assets before
reductions	2.93%	3.36%	4.88%[4]
Fee waiver	1.43%[5]	1.86%[5]	3.37%[4,5]
Expense offset arrangement	0.00%[6]	0.00%[6]	0.01%[4]
Ratio of expenses to average net assets after
reductions	1.50%	1.50%	1.50%[4]
Ratio of net investment income to average
net assets	0.29%	0.61%	0.02%[4]
Portfolio turnover rate	31%	40%	6%[7]

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets for the fiscal years ended October 31, 2015 and 2014 and the period ended October 31, 2013 reflect fees reduced as result of a contractual operating expense limitation of the share class to 1.50%. The agreement is effective for the period beginning on March 28, 2013 through April 1, 2014 and has been renewed by all parties to the agreement through March 1, 2016. For the fiscal years ended October 31, 2015 and 2014 and the period ended October 31, 2013, the waived fees were $41,058, $41,099 and $17,913, respectively.
[6]	Less than 0.01%
[7]	Represents Fund portfolio turnover for the period ended October 31, 2013.

The accompanying notes are an integral part of these financial statements.

18

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund is the successor to the BBH private investment fund, BBH Global Funds, LLC — Global Core Select, which launched on April 2, 2012. The Fund commenced operations on March 28, 2013. The Fund offers Class N shares and Retail Class shares. Class N and Retail Class shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Retail Class shares automatically convert to any other class of shares of the Fund. As of October 31, 2015 there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees (“Board”); (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to value international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are

FINANCIAL STATEMENTS OCTOBER 31, 2015	19

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

recorded at the fair market value of securities received at ex-date. Distributions received on securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements. The investment adviser, custodian or sub-custodian will monitor the value of the underlying collateral each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Lastly, the MRA does not preclude the Fund from selling, transferring, pledging or hypothecating the underlying collateral but no such transaction shall relieve the Fund of its obligation to transfer the collateral to the counterparty upon the latter’s repurchase of the securities.

The Fund’s repurchase agreements as of October 31, 2015 are shown on a gross basis and the required disclosures under Accounting Standards Update (“ASU”) 2013-01 are shown in the Portfolio of Investments. Repurchase agreements are subject to credit risks.

E.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities.

20

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.

F.	Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

FINANCIAL STATEMENTS OCTOBER 31, 2015	21

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for all open tax years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

G.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $2,848,990 and $55,737 to Class N and Retail Class shareholders, respectively, during the year ended October 31, 2015. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the fiscal year ended October 31, 2015, was as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2015:	$1,846,286	$1,058,441	$2,904,727	—	$2,904,727
2014:	450,565	30,394	480,959	—	480,959

As of October 31, 2015 and 2014, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2015:	$572,705	$697,249	$1,269,954	—	$(901,232)	$11,400,989	$11,769,711
2014:	1,724,328	1,058,006	2,782,334	—	(99,766)	8,978,092	11,660,660

The Fund did not have a net capital loss carryforward at October 31, 2015.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

22

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

To the extent future capital gains are offset by capital loss carryforwards, if any; such gains will not be distributed.

H.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Recent Accounting Pronouncements. On June 12, 2014, the FASB issued ASU 2014-11, “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”, which changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. It also requires enhanced disclosures about repurchase agreements and other similar transactions. The accounting changes and disclosure guidance are effective for public entities for the first interim or annual period beginning after December 15, 2014. Early adoption is not permitted for public companies. Management has determined that there is no impact to the Fund’s financial statements.
4.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund pays a combined fee for investment advisory and administrative services calculated daily and paid monthly at an annual rate equivalent to 0.95% of the Fund’s average daily net assets. For the year ended October 31, 2015, the Fund incurred $1,322,786 under the Agreement.
B.	Investment Advisory and Administrative Fee Waivers. Effective March 28, 2013 (commencement of operations), the Investment Adviser contractually agreed to limit the annual Fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and for Retail Class, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1) of Class N and Retail Class to 1.25%. The agreement will terminate on March 1, 2016, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2015, the Investment Adviser waived fees in the amount of $74,640 and $41,058 for Class N and Retail Class, respectively.

FINANCIAL STATEMENTS OCTOBER 31, 2015	23

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.15% of Class N and Retail Class shares’ average daily net assets. For the year ended October 31, 2015, the Fund incurred shareholder servicing fees in the amount of $204,549 and $4,312 for Class N and Retail Class, respectively.
D.	Distribution (12b-1) Fees. The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost the shareholder more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund. With this agreement along with the investment advisory and waiver agreements above, it is anticipated that total operating expenses for Retail Class shares will be 1.50% of the average daily net assets. For the year ended October 31, 2015, Retail Class shares of the Fund incurred $7,176 for Distribution (12b-1) Fees.
E.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2015, the Fund incurred $33,696 in custody and fund accounting fees. These fees for the Fund were reduced by $6,983 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2015, was $1.
F.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2015, the Fund incurred $59,472 in independent Trustee compensation and reimbursements.
5.	Investment Transactions. For the year ended October 31, 2015, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $38,285,270 and $39,248,264 respectively.

24

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

6.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N and Retail Class shares of beneficial interest, at no par value. Transactions in Class N and Retail Class shares were as follows:
	For the year ended October 31, 2015		For the period ended October 31, 2014*
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	3,101,881	$35,317,796	7,899,060	$88,700,654
Shares issued in connection with
reinvestments of dividends	251,363	2,717,235	41,919	460,270
Proceeds from short-term redemption fees	N/A	N/A	N/A	21,404
Shares redeemed	(2,950,519)	(32,701,259)	(4,721,624)	(55,847,069)
Net increase	402,725	$5,333,772	3,219,355	$33,335,259

Retail Class
Shares sold	157,233	$1,796,943	169,368	$1,930,602
Shares issued in connection with
reinvestments of dividends	4,470	48,192	469	5,142
Proceeds from short-term redemption fees	N/A	N/A	N/A	1,213
Shares redeemed	(31,915)	(358,704)	(130,235)	(1,497,405)
Net increase	129,788	$1,486,431	39,602	$439,552

7.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies (medium-sized company risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk), capital controls imposed by foreign

FINANCIAL STATEMENTS OCTOBER 31, 2015	25

BBH GLOBAL CORE SELECT
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
8.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2015 through the date the financial statements were issued. The Board recently approved changes to the shareholder servicing fees and the investment advisory and administration fees agreements. Effective November 1, 2015, the shareholder servicing fees were increased from 0.15% to 0.20% of Class N and Retail Class shares’ average daily net assets. The investment advisory and administration fees were changed from a flat rate of 0.95% per annum to 0.95% per annum on the first $3,000,000,000 of the Fund’s net assets and 0.90% per annum on the Fund’s net assets over $3,000,000,000. The fees will continue to be calculated daily and paid monthly. There were no other subsequent events that would require recognition or additional disclosure in the financial statements.

26

BBH GLOBAL CORE SELECT
DISCLOSURE OF FUND EXPENSES
October 31, 2015 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FINANCIAL STATEMENTS OCTOBER 31, 2015	27

BBH GLOBAL CORE SELECT
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2015 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period May 1, 2015 to October 31, 2015[1]
Class N
Actual	$1,000	$980	$6.24
Hypothetical[2]	$1,000	$1,019	$6.36

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period May 1, 2015 to October 31, 2015[1]
Retail Class
Actual	$1,000	$978	$7.38
Hypothetical[2]	$1,000	$1,018	$7.53

[1]	Expenses are equal to the Fund’s annualized expense ratio of 1.25% and 1.48% for Class N and Retail Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.

28

BBH GLOBAL CORE SELECT
DISCLOSURE OF ADVISOR SELECTION
October 31, 2015 (unaudited)

Investment Advisory and Administrative Services Agreement Approval

The Board, a majority of which is comprised of Independent Trustees, held an in-person meeting on September 23, 2015 (the “Meeting”), to consider an amendment to the fee schedule of the Investment Advisory and Administrative Services Agreement (the “Agreement”) between the Trust and BBH, as a separately identifiable department (“the Investment Adviser”), with respect to the Fund. Specifically, the Investment Adviser proposed to amend the fee schedule to the Agreement in order to institute a graduated investment advisory fee for the Fund. Under the amendment, for assets above the $3 billion asset level, the Fund would be charged an investment advisory fee of 0.90%, or 5 basis points lower than the 0.95% charged on net assets up to $3 billion. The Board had previously reviewed and approved an investment advisory fee of 0.95% of the Fund’s average daily net assets under the Agreement.

In approving the amendment to the Agreement’s fee schedule with respect to the Fund, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreement were fair and reasonable and that it had received sufficient information to make an informed business decision with respect to the Agreement. In reaching this decision, the Board considered all factors it believed relevant, including: (i) the nature, extent and quality of the Investment Adviser’s services; (ii) the investment performance of the Fund; (iii) the Investment Adviser’s cost and profits realized in providing its services, including any “fall-out” benefits; and (iv) the extent to which shareholders realized economies of scale as the Fund grows larger, as well as fee structures of comparable investment companies.

The following is a summary of the Board’s, including the Independent Trustees, considerations in making its determination to approve the amendments to the Agreement. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the amendments to the Agreement, and individual Trustees may have given different weight to various factors. At the Meeting, the Board reviewed these factors with Fund counsel and met in executive session outside the presence of Fund management.

The Board noted that there were no proposed changes to the scope of services to be provided by the Investment Adviser pursuant to the Agreement. The Board further noted that at the Meeting, and over the course of its regular meetings throughout the year, it received reports on the status of these services, including with respect to: supervision of operations and compliance and regulatory filings; disclosures to Fund shareholders; general oversight of service providers; policies and practices followed by BBH and the Investment Adviser as well as the standards applied in seeking best execution; and policies and practices regarding soft dollars. The Board also took into consideration and remained satisfied with the qualifications and expertise of the Fund’s portfolio management team. The Board noted that it was satisfied with the nature, extent and quality of services historically provided by the Investment Adviser to the Fund and its shareholders.

FINANCIAL STATEMENTS OCTOBER 31, 2015	29

BBH GLOBAL CORE SELECT
DISCLOSURE OF ADVISOR SELECTION (continued)
October 31, 2015 (unaudited)

The Board received a presentation at the Meeting with respect to investment performance and noted that the Fund’s performance was satisfactory, given its short operating history, with strong absolute performance since inception and positive performance trending over the more recent 3-month and year-to-date periods. In evaluating the performance of the Fund, the Board considered the risk expectations for the Fund as well as the level of Fund performance in the context of its review.

With respect to the fees payable under the Agreement and the costs of services to be provided by the Adviser, the Board recalled its previous analysis of a report compiled by an independent third party regarding the Fund’s comparison to similar competitor funds in the market with respect to fees and expenses and performance. The Board also considered that the fee waiver arrangement would remain in place for the Fund and considered the actual fee rates, after taking into account the waiver. With respect to profitability and the fall-out benefits to be realized by the Investment Adviser, the Board noted that, at its December 3, 2014 Meeting, it reviewed the Investment Adviser and BBH’s profitability data for the Fund for the nine-months ended September 30, 2013, and for the prior four years. The Board concluded that the investment advisory and administration fee, as amended, appeared to be reasonable in light of the services rendered and was the result of arm’s length negotiations.

The Board considered the extent to which economies of scale would be realized at various asset levels as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board noted that the imposition of breakpoints in the amounts and manner proposed by the Adviser would not affect the fee rate paid to the Investment Adviser at the Fund’s then-current asset levels, but would serve to pass economies of scale to shareholders by regulating the profitability of the Adviser with respect to the Fund as assets grew over time.

The Board concluded that based on the information provided at this Meeting, and at previous meetings of the Board, the amendments to the Agreement’s fee schedule seemed fair and reasonable in relation to the services performed and it was unanimously approved.

30

BBH GLOBAL CORE SELECT
CONFLICTS OF INTEREST
October 31, 2015 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed

FINANCIAL STATEMENTS OCTOBER 31, 2015	31

BBH GLOBAL CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2015 (unaudited)

price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH client accounts, including in connection with BBH client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH client accounts. To the extent that BBH uses soft dollars, it will not have to pay for those products and services itself.

BBH may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH.

BBH may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH believes are useful in its investment decision-making process. BBH may from time to time choose not to engage in the above described arrangements to varying degrees. BBH may also enter into commission sharing arrangements under which BBH may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH. To the extent that BBH engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time, BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary

32

BBH GLOBAL CORE SELECT
CONFLICTS OF INTEREST (continued)
October 31, 2015 (unaudited)

investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price, generally, may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

FINANCIAL STATEMENTS OCTOBER 31, 2015	33

BBH GLOBAL CORE SELECT
ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2015 (unaudited)

BBH Global Core Select (the “Fund”) hereby designates $1,058,441 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $1,846,286 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2015. In January 2016, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

100% of the ordinary income dividends paid by the Fund during the year ended October 31, 2015 qualifies for the dividends received deduction available to corporate shareholders.

34

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT
(unaudited)

Information pertaining to the Trustees of the executive officers of the BBH Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006- 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.

Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.

Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.

John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in 2012).	6	Trustee, Bridge Builder Trust (8 Funds) Director, Teton Advisors, Inc. (a registered investment adviser).

FINANCIAL STATEMENTS OCTOBER 31, 2015	35

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT
(unaudited)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd. (2001 to April 2011).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.

36

TRUSTEES AND OFFICERS OF BBH GLOBAL CORE SELECT
(unaudited)

OFFICERS

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Partner of BBH&Co. since 1995; joined BBH&Co. in 1977.

Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Date: June 28, 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director and Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).

Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

James D. Kerr 50 Post Office Square Boston, MA 02110 Birth Date: January 5, 1983	Assistant Secretary	Since 2015	Associate and Investor Services Assistant Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011 to September 2013); Judicial Law Clerk, Massachusetts Court of Appeals (September 2010 to September 2011).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

FINANCIAL STATEMENTS OCTOBER 31, 2015	37

Administrator	Investment Adviser
Brown Brothers Harriman & Co.	Brown Brothers Harriman
140 Broadway	Mutual Fund Advisory
New York, NY 10005	Department
140 Broadway
Distributor	New York, NY 10005
Alps Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
(800) 575-1265

To obtain information or make shareholder inquiries:
By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2015

BBH International Equity Fund

BBH INTERNATIONAL EQUITY FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2015

For the 12-month period ended October, 31 2015, the BBH International Equity Fund (the “Fund” or “BBH International”) Class N Shares returned -1.65% net of fees. The Fund’s benchmark, the MSCI Europe, Australasia Far East Index1 (the “EAFE”), returned -0.07% over the same period. For the five years ending October 31, 2015, BBH International has returned 4.32% per year while the MSCI EAFE has increased 4.81%.

Since 2004, the Fund has been employing a manager of managers approach whereby portions of the Fund are allocated to two different investment sub-advisers who employ distinct investment styles. One sub-adviser, Mondrian Investment Partners Limited (“Mondrian”), employs a value strategy while the other, Walter Scott & Partners Limited (“Walter Scott”), employs a growth strategy. New assets continue to be allocated equally between both sub-advisers. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

Mondrian Investment Partners is a value-oriented manager. Its strategy attempts to preserve capital during protracted global market declines. Dividend yield and future real growth play a central role in the investment team’s decision making process, and, over time, the dividend component is expected to be a meaningful portion of total return. Mondrian seeks to provide a rate of return meaningfully greater than inflation. Portfolio strategy is based on in-depth, fundamental, independent analysis at the company, currency and country levels. Company valuations include detailed modeling of companies’ balance sheets, cash flow statements and income statements, from which future dividend streams are estimated and discounted back to the present to gauge what is believed to be the intrinsic, or true, value of the company. Currency valuations are based on long-term analysis. Country valuations take account of in-house analysis of the economic, demographic and sociopolitical environments and ultimately also take the form of dividend discount models. Mondrian uses the same dividend discount valuation model and real discount rate across all markets, industries and stocks. This allows for a consistent basis of comparison within its decision-making framework.

Walter Scott invests in companies that meet its principal criteria — stocks that it believes are capable of wealth generation of 20% compounded — in order to achieve portfolio real returns of 7-10% for investors. Walter Scott defines wealth generation as the cash that is generated from the operating assets

1	MSCI Europe, Australasia and Far East Index (EAFE) is an unmanaged market capitalization-weight equity index comprising 20 of 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.
2

BBH INTERNATIONAL EQUITY FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

of a company. The investment team believes that companies that generate consistently high levels of cash from their activities reflect highly successful and sustainable businesses. The key criteria used to evaluate a company are: growth, financial health with an emphasis on internal cash generation and minimal debt, market leadership, barriers to entry in the market, sustainability of the business franchise and the competence and integrity of the company’s management team. Investment returns derive from compounding, and so Walter Scott takes a long-term (3 — 5 year) approach to investing.

The Fund underperformed its benchmark primarily due to security selection in the Utility sector as well as an overweight to the Energy sector, the weakest performing sector for the year. Specifically, shares in RWE AG and CNOOC acted as a drag on the Fund’s performance. Security selection in the Industrial sector in businesses like Aggreko, Komatsu and SEMBCorp Industries also detracted from the Fund’s performance. Individual stocks that performed well over the 12-month period included: Tokio Marine Holdings and Deutsche Telekom AK.

Both managers continued to employ strategies focused on an objective of total return, primarily through capital appreciation, rather than focus on particular benchmarks. They invest in what they believe are quality businesses with clear plans for the future, competitive positions among peers and strong management teams dedicated to increasing shareholder value.

FINANCIAL STATEMENTS OCTOBER 31, 2015	3

BBH INTERNATIONAL EQUITY FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

Growth of $10,000 Invested in BBH International Equity

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund over the ten years ended October 31, 2015 as compared to the MSCI EAFE.

Total Return for the Period Ended October 31, 2015

	One Year	Five Years (Annualized)	Ten Years (Annualized)
Class N	(1.65)%	4.32%	4.46%
Class I	(1.42)%	4.58%	4.72%

$25,000
$20,000
$15,000
$10,000
$5,000
$15,468
$14,879
10/31/05
10/31/06
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
BBH International Equity Fund*
MSCI-EAFE

* net of fees and expenses

The annualized gross expense ratios as in the March 2, 2015 prospectus for Class N and Class I shares were 1.12% and 0.90%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Fund shares redeemed within 30 days of purchase are subject to a redemption fee of 2.00%. Returns do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index. The EAFE is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
4

BBH INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of
BBH International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH International Equity Fund, a series of the BBH Trust (the “Fund”) as of October 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH International Equity Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2015

FINANCIAL STATEMENTS OCTOBER 31, 2015	5

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO ALLOCATION
October 31, 2015

COUNTRY DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Australia	$18,206,714	2.5%
Bermuda	11,569,618	1.6
Denmark	9,746,038	1.3
Finland	8,211,200	1.1
France	63,347,474	8.6
Germany	52,376,105	7.2
Hong Kong	52,643,335	7.2
Israel	1,982,865	0.3
Italy	8,626,886	1.2
Japan	153,468,522	20.9
Jersey	7,438,410	1.0
Netherlands	9,123,393	1.2
Norway	1,333,109	0.2
Singapore	25,005,747	3.4
Spain	31,998,276	4.4
Sweden	21,489,106	2.9
Switzerland	102,490,126	14.0
Taiwan	12,353,120	1.7
United Kingdom	131,813,569	18.0
Cash and Other Assets in Excess of Liabilities	9,451,943	1.3
NET ASSETS	$732,675,556	100.0%

All data as of October 31, 2015. The Fund’s country diversification is expressed as a percentage of net assets and may vary over time. The Fund’s country diversification is derived from the respective security’s country of incorporation.

The accompanying notes are an integral part of these financial statements.

6

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO ALLOCATION (continued)
October 31, 2015

SECTOR DIVERSIFICATION

	U.S. $ Value	Percent of Net Assets
Basic Materials	$41,425,143	5.6%
Communications	67,378,569	9.2
Consumer Cyclical	84,976,588	11.6
Consumer Non-Cyclical	215,904,174	29.5
Diversified	11,569,618	1.6
Energy	54,022,702	7.4
Financials	84,101,258	11.5
Industrials	79,335,538	10.8
Technology	41,882,627	5.7
Utilities	42,627,396	5.8
Cash and Other Assets in Excess of Liabilities	9,451,943	1.3
NET ASSETS	$732,675,556	100.0%

All data as of October 31, 2015. The Fund’s sector diversification is expressed as a percentage of net assets and may vary over time.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	7

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2015

Shares		Value
	COMMON STOCKS (98.7%)
	AUSTRALIA (2.5%)
	CONSUMER NON-CYCLICAL
75,900	Cochlear, Ltd.	$4,823,532
135,500	CSL, Ltd.	9,013,711
		13,837,243

	FINANCIALS
469,076	QBE Insurance Group, Ltd.	4,369,471
	Total Australia	18,206,714

	BERMUDA (1.6%)
	DIVERSIFIED
213,300	Jardine Matheson Holdings, Ltd.	11,569,618
	Total Bermuda	11,569,618

	DENMARK (1.3%)
	CONSUMER NON-CYCLICAL
88,928	ISS AS	3,137,719
124,200	Novo Nordisk AS (Class B)	6,608,319
	Total Denmark	9,746,038

	FINLAND (1.1%)
	INDUSTRIALS
191,900	Kone OYJ (Class B)	8,211,200
	Total Finland	8,211,200

	FRANCE (8.6%)
	BASIC MATERIALS
63,400	Air Liquide SA	8,236,311

	CONSUMER CYCLICAL
44,800	LVMH Moet Hennessy Louis Vuitton SA	8,370,212

	CONSUMER NON-CYCLICAL
111,000	Danone SA	7,760,494
57,200	Essilor International SA	7,537,915
40,600	L’Oreal SA	7,428,366
112,433	Sanofi	11,383,410
		34,110,185

The accompanying notes are an integral part of these financial statements.

8

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Shares		Value
	COMMON STOCKS (continued)
	FRANCE (continued)
	FINANCIALS
83,446	Societe Generale SA	$3,890,787

	INDUSTRIALS
174,527	Cie de St-Gobain	7,344,449
125,294	Vallourec SA	1,395,530
		8,739,979
	Total France	63,347,474

	GERMANY (7.2%)
	COMMUNICATIONS
482,562	Deutsche Telekom AG	9,061,151

	CONSUMER CYCLICAL
85,400	Adidas AG	7,687,723
71,263	Daimler AG (Class Registered)	6,210,053
		13,897,776

	FINANCIALS
35,264	Allianz SE	6,200,834

	TECHNOLOGY
213,139	SAP SE	16,921,465

	UTILITIES
450,421	RWE AG	6,294,879
	Total Germany	52,376,105

	HONG KONG (7.2%)
	COMMUNICATIONS
1,145,500	China Mobile, Ltd.	13,620,032

	ENERGY
7,352,000	CNOOC, Ltd.	8,342,940

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	9

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Shares		Value
	COMMON STOCKS (continued)
	HONG KONG (continued)
	FINANCIALS
1,579,600	AIA Group, Ltd.	$9,213,894
3,025,000	Hang Lung Properties, Ltd.	7,397,256
		16,611,150

	UTILITIES
622,000	CLP Holdings, Ltd.	5,429,689
4,257,738	Hong Kong & China Gas Co., Ltd.	8,639,524
		14,069,213
	Total Hong Kong	52,643,335

	ISRAEL (0.3%)
	CONSUMER NON-CYCLICAL
33,500	Teva Pharmaceutical Industries, Ltd. ADR	1,982,865
	Total Israel	1,982,865

	ITALY (1.2%)
	ENERGY
526,548	ENI SpA	8,626,886
	Total Italy	8,626,886

	JAPAN (20.9%)
	BASIC MATERIALS
143,000	Shin-Etsu Chemical Co., Ltd.	8,465,540

	COMMUNICATIONS
156,100	NTT DOCOMO, Inc.	3,063,731
424,500	Rakuten, Inc.	5,873,894
		8,937,625

	CONSUMER CYCLICAL
190,800	Denso Corp.	8,832,284
584,200	Honda Motor Co., Ltd.	19,392,937
		28,225,221

The accompanying notes are an integral part of these financial statements.

10

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Shares		Value
	COMMON STOCKS (continued)
	JAPAN (continued)
	CONSUMER NON-CYCLICAL
84,800	Kao Corp.	$4,330,741
606,200	Kirin Holdings Co., Ltd.	8,553,277
222,200	Takeda Pharmaceutical Co., Ltd.	10,799,991
		23,684,009

	ENERGY
727,700	Inpex Corp.	6,935,671

	FINANCIALS
75,600	Daito Trust Construction Co., Ltd.	8,176,822
382,900	Tokio Marine Holdings, Inc.	14,666,094
		22,842,916

	INDUSTRIALS
132,100	Daikin Industries, Ltd.	8,456,437
51,500	FANUC Corp.	9,061,735
91,300	Hoya Corp.	3,752,023
20,225	Keyence Corp.	10,495,891
385,500	Komatsu, Ltd.	6,363,432
3,300	Makita Corp.	179,946
13,500	SMC Corp.	3,460,034
		41,769,498

	TECHNOLOGY
305,600	Canon, Inc.	9,127,208
58,300	Tokyo Electron, Ltd.	3,480,834
		12,608,042
	Total Japan	153,468,522

	JERSEY (1.0%)
	CONSUMER NON-CYCLICAL
435,178	Experian, Plc.	7,438,410
	Total Jersey	7,438,410

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	11

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Shares		Value
	COMMON STOCKS (continued)
	NETHERLANDS (1.2%)
	CONSUMER NON-CYCLICAL
447,249	Koninklijke Ahold NV	$9,123,393
	Total Netherlands	9,123,393

	NORWAY (0.2%)
	COMMUNICATIONS
21,372	Telenor ASA	403,977

	CONSUMER NON-CYCLICAL
108,877	Orkla ASA	929,132
	Total Norway	1,333,109

	SINGAPORE (3.4%)
	COMMUNICATIONS
2,362,000	Singapore Telecommunications, Ltd.	6,688,654

	FINANCIALS
573,803	DBS Group Holdings, Ltd.	7,068,344
532,224	United Overseas Bank, Ltd.	7,718,016
		14,786,360

	INDUSTRIALS
1,389,000	SembCorp Industries, Ltd.	3,530,733
	Total Singapore	25,005,747

	SPAIN (4.4%)
	COMMUNICATIONS
678,834	Telefonica SA	9,006,556

	CONSUMER CYCLICAL
244,400	Industria de Diseno Textil SA	9,193,216

	FINANCIALS
4,515	Banco Santander SA	25,390
465,148	Banco Santander SA	2,615,796
		2,641,186

The accompanying notes are an integral part of these financial statements.

12

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Shares		Value
	COMMON STOCKS (continued)
	SPAIN (continued)
	UTILITIES
1,556,332	Iberdrola SA	$11,157,318
	Total Spain	31,998,276

	SWEDEN (2.9%)
	COMMUNICATIONS
440,818	Telefonaktiebolaget LM Ericsson (Class B)	4,312,521
1,758,285	TeliaSonera AB	9,031,621
		13,344,142

	CONSUMER CYCLICAL
208,700	Hennes & Mauritz AB (Class B)	8,144,964
	Total Sweden	21,489,106

	SWITZERLAND (14.0%)
	BASIC MATERIALS
4,500	Givaudan SA1	8,073,697
49,373	Syngenta AG	16,649,595
		24,723,292

	CONSUMER CYCLICAL
15,300	Swatch Group AG	5,995,833

	CONSUMER NON-CYCLICAL
220,389	Nestle SA	16,889,240
158,357	Novartis AG	14,412,274
26,400	Roche Holding AG	7,177,991
3,960	SGS SA	7,560,666
		46,040,171

	FINANCIALS
32,657	Zurich Insurance Group AG1	8,646,702

	INDUSTRIALS
560,931	ABB, Ltd.[1]	10,605,317
46,600	Kuehne + Nagel International AG	6,478,811
		17,084,128
	Total Switzerland	102,490,126

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	13

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Shares		Value
	COMMON STOCKS (continued)
	TAIWAN (1.7%)
	TECHNOLOGY
817,000	Taiwan Semiconductor Manufacturing Co., Ltd.	$3,452,732
405,300	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,900,388
	Total Taiwan	12,353,120

	UNITED KINGDOM (18.0%)
	COMMUNICATIONS
297,938	Pearson, Plc.	3,954,617
714,718	Vodafone Group, Plc.	2,361,815
		6,316,432

	CONSUMER CYCLICAL
440,300	Compass Group, Plc.	7,602,815
650,995	Kingfisher, Plc.	3,546,551
		11,149,366

	CONSUMER NON-CYCLICAL
183,500	Aggreko, Plc.	2,589,177
259,600	Diageo, Plc.	7,519,993
1,985,140	G4S, Plc.	7,429,608
545,112	GlaxoSmithKline, Plc.	11,768,666
155,000	Intertek Group, Plc.	6,278,480
76,600	Reckitt Benckiser Group, Plc.	7,491,677
62,300	SABMiller, Plc.	3,841,478
211,200	Smith & Nephew, Plc.	3,613,164
2,744,176	Tesco, Plc[1]	7,750,143
241,044	Unilever, Plc.	10,730,342
		69,012,728

	ENERGY
511,658	Amec Foster Wheeler, Plc.	5,603,516
517,289	BG Group, Plc.	8,167,699
1,498,297	BP, Plc.	8,914,800
282,973	Royal Dutch Shell, Plc. (Class A)	7,431,190
		30,117,205

The accompanying notes are an integral part of these financial statements.

14

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Shares			Value
	COMMON STOCKS (continued)
	UNITED KINGDOM (continued)
	FINANCIALS
369,600	Standard Chartered, Plc.		$4,111,852
	UTILITIES
778,442	National Grid, Plc.		11,105,986
	Total United Kingdom		131,813,569
	Total Common Stocks (Identified cost $611,891,285)		723,223,613
TOTAL INVESTMENTS (Identified cost $611,891,285)[2]		98.7%	$723,223,613
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES		1.3%	9,451,943
NET ASSETS		100.0%	$732,675,556

1	Non-income producing security.
2	The aggregate cost for federal income tax purposes is $620,339,948, the aggregate gross unrealized appreciation is $203,630,917 and the aggregate gross unrealized depreciation is $100,747,252, resulting in net unrealized appreciation of $102,883,665.

The Fund’s country diversification is based on the respective security’s country of incorporation.

Abbreviations:

ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	15

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

The accompanying notes are an integral part of these financial statements.

16

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include investment-grade corporate bonds, U.S. Treasury notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives and foreign equity securities whose values could be impacted by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets and are, therefore, fair valued according to procedures adopted by the Board of Trustees. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	17

BBH INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2015.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2015
Australia	$—	$18,206,714	$—	$18,206,714
Bermuda	—	11,569,618	—	11,569,618
Denmark	—	9,746,038	—	9,746,038
Finland	—	8,211,200	—	8,211,200
France	—	63,347,474	—	63,347,474
Germany	—	52,376,105	—	52,376,105
Hong Kong	—	52,643,335	—	52,643,335
Israel	1,982,865	—	—	1,982,865
Italy	—	8,626,886	—	8,626,886
Japan	—	153,468,522	—	153,468,522
Jersey	—	7,438,410	—	7,438,410
Netherlands	—	9,123,393	—	9,123,393
Norway	—	1,333,109	—	1,333,109
Singapore	—	25,005,747	—	25,005,747
Spain	—	31,998,276	—	31,998,276
Sweden	—	21,489,106	—	21,489,106
Switzerland	—	102,490,126	—	102,490,126
Taiwan	8,900,388	3,452,732	—	12,353,120
United Kingdom	—	131,813,569	—	131,813,569
Investments, at value	$10,883,253	$712,340,360	$—	$723,223,613

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2015.

The accompanying notes are an integral part of these financial statements.

18

BBH INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

ASSETS:
Investments in securities, at value (Identified cost $611,891,285)	$723,223,613
Cash	2,053,028
Foreign currency at value (Identified cost $743,813)	746,207
Receivables for:
Investments sold	6,075,413
Dividends	1,954,124
Shares sold	116,028
Prepaid assets	7,355
Total Assets	734,175,768
LIABILITIES:
Payables for:
Investment advisory and administrative fees	500,249
Shares redeemed	434,730
Investments purchased	288,051
Shareholder servicing fees	139,412
Professional fees	71,545
Custody and fund accounting fees	38,400
Transfer agent fees	2,493
Distributor fees	1,727
Board of Trustees’ fees	1,103
Accrued expenses and other liabilities	22,502
Total Liabilities	1,500,212
NET ASSETS	$732,675,556
Net Assets Consist of:
Paid-in capital	$655,472,488
Undistributed net investment income	12,301,396
Accumulated net realized loss on investments in securities and foreign
exchange transactions	(46,407,922)
Net unrealized appreciation/(depreciation) on investments in securities and
foreign currency translations	111,309,594
Net Assets	$732,675,556
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($664,650,130 ÷ 45,870,507 shares outstanding)	$14.49
CLASS I SHARES
($68,025,426 ÷ 4,680,043 shares outstanding)	$14.54

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	19

BBH INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
For the year ended October 31, 2015

NET INVESTMENT INCOME:
Income:
Dividends (net of foreign withholding taxes of $2,453,689)	$21,997,673
Interest and other income	276
Total Income	21,997,949
Expenses:
Investment advisory and administrative fees	6,640,850
Shareholder servicing fees	1,859,679
Custody and fund accounting fees	238,514
Professional fees	122,953
Board of Trustees’ fees	60,157
Transfer agent fees	27,458
Distributor fees	20,778
Miscellaneous expenses	119,004
Total Expenses	9,089,393
Expense offset arrangement	(7,072)
Net Expenses	9,082,321
Net Investment Income	12,915,628
NET REALIZED AND UNREALIZED LOSS:
Net realized gain on investments in securities	11,442,420
Net realized loss on foreign exchange transactions and translations	(137,668)
Net realized gain on investments in securities and foreign exchange
transactions and translations	11,304,752
Net change in unrealized appreciation/(depreciation) on investments
in securities	(45,173,694)
Net change in unrealized appreciation/(depreciation) on foreign currency
translations	24,892
Net change in unrealized appreciation/(depreciation) on investments in
securities and foreign currency translations	(45,148,802)
Net Realized and Unrealized Loss	(33,844,050)
Net Decrease in Net Assets Resulting from Operations	$(20,928,422)

The accompanying notes are an integral part of these financial statements.

20

BBH INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the years ended October 31,
	2015	2014
INCREASE IN NET ASSETS:
Operations:
Net investment income	$12,915,628	$20,004,362
Net realized gain on investments in securities and
foreign exchange transactions and translations	11,304,752	22,096,487
Net change in unrealized appreciation/(depreciation)
on investments in securities and foreign currency
translations	(45,148,802)	(43,722,923)
Net decrease in net assets resulting from
operations	(20,928,422)	(1,622,074)
Dividends and distributions declared:
From net investment income:
Class N	(17,771,729)	(11,905,317)
Class I	(2,187,203)	(1,475,717)
Total dividends and distributions declared	(19,958,932)	(13,381,034)
Share transactions:
Proceeds from sales of shares*	115,571,668	129,572,113
Net asset value of shares issued to shareholders for
reinvestment of dividends and distributions	19,895,791	13,341,423
Proceeds from short-term redemption fees	197	5
Cost of shares redeemed*	(204,954,865)	(55,069,301)
Net increase (decrease) in net assets resulting from
share transactions	(69,487,209)	87,844,240
Total increase (decrease) in net assets	(110,374,563)	72,841,132
NET ASSETS:
Beginning of year	843,050,119	770,208,987
End of year (including undistributed net investment
income of $12,301,396 and $19,482,369, respectively)	$732,675,556	$843,050,119

*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	21

BBH INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each year.

	For the years ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.11	$15.38	$13.05	$12.66	$13.05
Income from investment operations:
Net investment income[1]	0.23	0.37	0.25	0.27	0.26
Net realized and unrealized gain (loss)	(0.49)	(0.38)	2.35	0.45	(0.45)
Total income (loss) from investment
operations	(0.26)	(0.01)	2.60	0.72	(0.19)
Less dividends and distributions:
From net investment income	(0.36)	(0.26)	(0.27)	(0.33)	(0.20)
Total dividends and distributions	(0.36)	(0.26)	(0.27)	(0.33)	(0.20)
Short-term redemption fees[1]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$14.49	$15.11	$15.38	$13.05	$12.66
Total return	(1.65)%	0.01%	20.27%	6.05%	(1.49)%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$665	$757	$695	$510	$644
Ratio of expenses to average net assets
before reductions	1.12%	1.12%	1.14%	1.17%	1.16%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Ratio of expenses to average net assets
after reductions	1.12%	1.12%	1.14%	1.17%	1.16%
Ratio of net investment income to average
net assets	1.53%	2.43%	1.79%	2.18%	1.98%
Portfolio turnover rate	18%	15%	14%	12%	13%

1	Calculated using average shares outstanding for the year.
2	Less than $0.01.
3	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

22

BBH INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout each year.

	For the years ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.16	$15.43	$13.08	$12.70	$13.09
Income from investment operations:
Net investment income[1]	0.26	0.40	0.28	0.30	0.29
Net realized and unrealized gain (loss)	(0.49)	(0.38)	2.37	0.45	(0.45)
Total income (loss) from investment
operations	(0.23)	0.02	2.65	0.75	(0.16)
Less dividends and distributions:
From net investment income	(0.39)	(0.29)	(0.30)	(0.37)	(0.23)
Total dividends and distributions	(0.39)	(0.29)	(0.30)	(0.37)	(0.23)
Short-term redemption fees[1]	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$14.54	$15.16	$15.43	$13.08	$12.70
Total return	(1.42)%	0.21%	20.64%	6.31%	(1.26)%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$68	$86	$75	$70	$97
Ratio of expenses to average net assets
before reductions	0.89%	0.90%	0.90%	0.94%	0.92%
Expense offset arrangement	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.01%
Ratio of expenses to average net assets
after reductions	0.89%	0.90%	0.90%	0.94%	0.91%
Ratio of net investment income to average
net assets	1.77%	2.62%	2.01%	2.42%	2.22%
Portfolio turnover rate	18%	15%	14%	12%	13%

1	Calculated using average shares outstanding for the year.
2	Less than $0.01.
3	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	23

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

1.	Organization. The Fund is a separate, non-diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on June 6, 1997. The Fund offers Class N and Class I shares. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2015, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) securities not traded on an exchange are valued at the average of the quoted bid and asked prices in the over-the counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board; (4) for securities traded on international exchanges, if events which may affect the value of the Fund’s securities occur after the close of the primary exchange on which such securities trade and before the Fund’s net asset value is next determined, then those securities will be fair valued as determined in good faith under supervision of the Board. The Fund currently uses a systematic fair value model provided by an independent third party to value international securities on a daily basis; (5) short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.
B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Dividend income and other distributions received from portfolio securities are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received at ex-date. Distributions received on
24

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued daily. Investment income is recorded net of any foreign taxes withheld where recovery of such tax is uncertain.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts (“Contracts”) in connection with planned purchases or sales of securities to economically hedge the U.S. dollar value of securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Fund has no specific limitation on the percentage of assets which may be committed to these types of Contracts. The Fund could be exposed to risks if the counterparties to the Contracts are unable to meet the terms of their Contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Fund are determined using forward foreign currency exchange rates supplied by a quotation service. As of October 31, 2015, the Fund had no open contracts.

During the year ended October 31, 2015, the average monthly notional amount of forward foreign currency exchange contracts was $2,518,832. The corresponding volumes for the year ranged from $0 to $16,149,319.

Effect of Forward Foreign Currency Exchange Contracts on the Statement of Operations

Net Realized Gain on Forward Foreign Currency Exchange Contracts	$501,327
Net Change in Unrealized Appreciation/(Depreciation) on Forward Foreign
Currency Exchange Contracts	$(74,245)

E.	Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction. Reported net realized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s
FINANCIAL STATEMENTS OCTOBER 31, 2015	25

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

books and the U.S. dollar equivalent of the amounts actually received or paid. The effect of changes in foreign exchange rates on foreign denominated securities is reflected in the net realized and unrealized gain or loss on investments in securities. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at period end, resulting from changes in the exchange rate.

F.	Federal Income Taxes. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

G.	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amounts of $17,771,729 and $2,187,203 to Class N shares and Class I shares, respectively, during the year ended October 31, 2015.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid
2015:	$19,958,932	—	$19,958,932	—	$19,958,932
2014:	13,381,034	—	13,381,034	—	13,381,034

As of October 31, 2015 and 2014, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2015:	$12,303,263	—	$12,303,263	$(37,959,260)	$(8,450,529)	$111,309,594	$77,203,068
2014:	19,556,615	—	19,556,615	(51,410,393)	(6,514,196)	156,458,396	118,090,422

As of October 31, 2015, the Fund’s net capital loss carryforward expires as follows:

	Expiration Date	Amount
Pre-December 22, 2010 Capital Losses	10/31/2017	$32,792,797
	10/31/2019	5,166,463
Post December 22, 2010 Capital Losses[1]	No Expiration	—
Total capital loss carryforward		$37,959,260

1	Must be utilized prior to losses subject to expiration.

During the year ended October 31, 2015, the Fund utilized $13,451,133 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period and they will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

FINANCIAL STATEMENTS OCTOBER 31, 2015	27

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

To the extent future capital gains are offset by capital loss carryforwards, if any, such gains will not be distributed.

H.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
3.	Fees and Other Transactions with Affiliates
A.	Investment Advisory and Administrative Fees. Under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets among the Fund’s sub-advisers, currently Mondrian Investment Partners Limited and Walter Scott & Partners Limited (together, “Sub-advisers”). The Sub-advisers are responsible for investing the assets of the Fund and the Investment Adviser oversees the Sub-advisers and evaluates their performance results. BBH also provides administrative services to the Fund. The Fund’s investment advisory and administrative services fee is calculated daily and paid monthly at an annual rate equivalent to 0.80% per annum on the first $1,000,000,000 of average daily net assets and 0.70% per annum on all average daily net assets over $1,000,000,000. The Investment Adviser pays each Sub-adviser a percentage from its investment advisory and administrative fees. For the year ended October 31, 2015 the Fund incurred $6,640,850 for services under the Agreement.
B.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.25% of Class N shares’ average daily net assets. For the year ended October 31, 2015, Class N shares of the Fund incurred $1,859,679 in shareholder servicing fees.
C.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2015, the Fund incurred $238,514 in custody and fund accounting fees. These fees for the Fund were reduced by $7,072 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2015, was $448.
D.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses
28

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

from the Fund. For the year ended October 31, 2015, the Fund incurred $60,157 in independent Trustee compensation and reimbursements.

4.	Investment Transactions. For the year ended October 31, 2015, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, were $148,721,217 and $220,669,510, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N shares and Class I shares were as follows:

	For the year ended October 31, 2015		For the year ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	6,384,021	$93,636,480	6,727,518	$102,996,755
Shares issued in connection
with reinvestments of
dividends	1,272,169	17,708,587	813,276	11,865,706
Proceeds from short-term
redemption fees	N/A	20	N/A	5
Shares redeemed	(11,891,926)	(167,781,523)	(2,650,983)	(40,100,125)
Net increase (decrease)	(4,235,736)	$(56,436,436)	4,889,811	$74,762,341
Class I
Shares sold	1,446,334	$21,935,188	1,702,039	$26,575,358
Shares issued in connection
with reinvestments of
dividends	156,901	2,187,204	101,007	1,475,717
Proceeds from short-term
redemption fees	N/A	177	N/A	—
Shares redeemed	(2,577,182)	(37,173,342)	(994,314)	(14,969,176)
Net increase (decrease)	(973,947)	$(13,050,773)	808,732	$13,081,899

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2015 and 2014. Specifically:

During the fiscal year 2015, 701,101 shares of Class N were exchanged for 699,751 shares of Class I valued at $10,906,183 and 1,064,736 shares of Class I were exchanged for 1,067,193 shares of Class N valued at $15,457,058.

During the fiscal year 2014, 395,824 shares of Class N were exchanged for 394,817 shares of Class I valued at $6,264,808 and 653,025 shares of Class I were exchanged for 654,759 shares of Class N valued at $9,859,832.

FINANCIAL STATEMENTS OCTOBER 31, 2015	29

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Sub-Advisers may cause the Fund to incur losses or miss profit opportunities (management risk). The investment style of the Sub-advisers not complementing each other (multi-manager risk). Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole (equity securities risk). The value of securities held by the Fund may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation (market risk). In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to assumption of large positions in securities of a small number of issuers (non-diversification risk). There are certain risks associated with investing in foreign securities not present in domestic investments, including, but not limited to, recovery of tax withheld by foreign jurisdictions (foreign investment risk), capital controls imposed by foreign governments in response to economic or political events that may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency (capital controls risk), and risks from investing in securities of issuers based in developing countries (emerging markets risk). Non-U.S. currencies invested in by the Fund may depreciate against the U.S. dollar (currency exchange rate risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
30

BBH INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

7.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2015 through the date the financial statements were issued. Effective November 1, 2015, the Board approved a reduction to the shareholder servicing fees from 0.25% to 0.20% of Class N Shares’ average net assets. The fees will continue to be calculated daily and paid monthly. There were no other subsequent events that would require recognition or additional disclosure in the financial statements.
FINANCIAL STATEMENTS OCTOBER 31, 2015	31

BBH INTERNATIONAL EQUITY FUND
DISCLOSURE OF FUND EXPENSES
October 31, 2015 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

32

BBH INTERNATIONAL EQUITY FUND
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2015 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period May 1, 2015 to October 31, 2015[1]
Class N
Actual	$1,000	$934	$5.46
Hypothetical[2]	$1,000	$1,020	$5.70

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period May 1, 2015 to October 31, 2015[1]
Class I
Actual	$1,000	$935	$4.34
Hypothetical[2]	$1,000	$1,021	$4.53

1	Expenses are equal to the Fund’s annualized expense ratio of 1.12% and 0.89% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
2	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.
FINANCIAL STATEMENTS OCTOBER 31, 2015	33

BBH INTERNATIONAL EQUITY FUND
CONFLICTS OF INTEREST
October 31, 2015 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time, BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

34

BBH INTERNATIONAL EQUITY FUND
CONFLICTS OF INTEREST (continued)
October 31, 2015 (unaudited)

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price, generally, may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

FINANCIAL STATEMENTS OCTOBER 31, 2015	35

BBH INTERNATIONAL EQUITY FUND
ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2015 (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates up to a maximum of $19,958,932 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2015. In January 2016, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns. The amounts which represent income derived from sources within, and taxes paid to foreign counties or possessions of the United States are as follows:

Foreign Source Income	Foreign Taxes Paid
$24,456,723	$1,809,874

100% of the ordinary income dividends paid by the Fund during the year ended October 31, 2015 qualifies for the dividends received deduction available to corporate shareholders.

36

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND
(unaudited)

Information pertaining to the Trustees and executive officers of the BBH Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees

H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006- 2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.

Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.

Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.

John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in 2012).	6	Trustee, Bridge Builder Trust (8 Funds). Director, Teton Advisors, Inc. (a registered investment adviser).

FINANCIAL STATEMENTS OCTOBER 31, 2015	37

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND
(unaudited)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees

Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd. (2001 to April 2011).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.

38

TRUSTEES AND OFFICERS OF BBH INTERNATIONAL EQUITY FUND
(unaudited)

OFFICERS

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Partner of BBH&Co. since 1995; joined BBH&Co. in 1977.

Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Date: June 28, 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director and Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).

Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

James D. Kerr 50 Post Office Square Boston, MA 02110 Birth Date: January 5, 1983	Assistant Secretary	Since 2015	Associate and Investor Services Assistant Counsel since 2014;
joined BBH&Co. in 2013; Assistant District Attorney, Middlesex
County, Massachusetts (October 2011 to September 2013);
Judicial Law Clerk, Massachusetts Court of Appeals (September
2010 to September 2011).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.
FINANCIAL STATEMENTS OCTOBER 31, 2015	39

Administrator	Investment Adviser
Brown Brothers Harriman & Co.	Brown Brothers Harriman
140 Broadway	Mutual Fund Advisory
New York, NY 10005	Department
140 Broadway
Distributor	New York, NY 10005
Alps Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
(800) 575-1265

To obtain information or make shareholder inquiries:
By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Fund at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Annual Report

OCTOBER 31, 2015

BBH Intermediate Municipal Bond Fund

BBH INTERMEDIATE MUNICIPAL BOND FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
October 31, 2015

BBH Intermediate Municipal Bond Fund Class I (“the Fund”) had a total return of 2.33% (net of fees and expenses) for the twelve month period ending October 31, 2015 as compared to the benchmark Barclays Capital 1-15 Year Municipal Index1 which had a return of 2.46%.

The objective of the Intermediate Municipal Bond Fund is to protect investor’s capital and generate attractive risk-adjusted returns. We seek to achieve this objective by investing in a limited number of durable credits with healthy return potential. We typically find that the most attractive investment opportunities occur during volatile market environments. While there have been brief periods of volatility in the municipal sector over the past twelve months that we have used to deploy reserves in the Fund, on a net basis the Treasury yield backdrop has been benign.

Since launching the Fund on April 1, 2014, we have been diligently investing in accordance with our strategy. We invest our portfolios from the bottom-up and have identified many more opportunities in Revenue Bonds than in General Obligation issues (GO). As of October 31, 2015 the Fund has a 69% weighting in Revenue Bonds and a 31% exposure to GOs. Within the GO holdings, we prefer state obligations for their financial flexibility relative to local governments. The Fund has held exposure to two states that have experienced relative underperformance: New Jersey and Illinois. While both states are currently facing budget challenges (and Illinois has not yet passed its current budget), we note that both states have stable economies and the necessary revenue and expenditure tools to sustain their status as durable credits over the long term.

While overall yield levels displayed relatively little net change over the past twelve months, the slope of the yield curve has flattened in expectation of an eventual Federal Reserve “lift-off”. The Fund’s yield curve positioning currently remains “barbelled”, and this has benefitted from curve flattening. In practice, we have de-emphasized fixed rate holdings inside of five-year maturities in the Fund in favor of a combination of floating rate securities and longer-term credit opportunities. The floating rate securities have not yet fully reflected the upward move in short fixed rates, and should further benefit performance once the Fed’s “lift-off” begins.

Some material capital inflows were received and invested in the Fund during the first half of 2015, however turnover activity was otherwise moderate. Recently we have been allowing the Fund’s liquid reserves to build, given the current low rate environment and the difficulty in identifying new opportunities. We value our reserves and the flexibility they afford us to take advantage of future opportunities, even if they take a long time to materialize.

Holdings are subject to change.

[1]	Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Capital Municipal Bond Index, a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market. One cannot invest directly in an index.
2

BBH INTERMEDIATE MUNICIPAL BOND FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (continued)
October 31, 2015

Growth of $10,000 Invested in BBH Intermediate Municipal Bond

The graph below illustrates the hypothetical investment of $10,0001 in the Class N shares of the Fund since inception (April 1, 2014) to October 31, 2015 as compared to the BMBB.

The annualized gross expense ratios as shown in the March 2, 2015 prospectus for Class N and Class I shares were 8.78% and 0.88%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance current to the most recent month-end please call 1-800-575-1265.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. No one shareholder has actually achieved these results and no representation is being made that any actual shareholder achieved, or is likely to achieve, similar results to those shown. Hypothetical performance does not represent actual trading and may not reflect the impact of material economic and market factors. Undue reliance should not be placed on hypothetical performance results in making an investment decision.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Barclays Municipal Bond 1-15 Year Blend (1-17) Index (“BMBB”) has been adjusted to reflect reinvestment of dividends on securities in the index. The BMBB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged. Investments cannot be made in the index.
FINANCIAL STATEMENTS OCTOBER 31, 2015	3

BBH INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the BBH Trust and Shareholders of BBH Intermediate Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH Intermediate Municipal Bond Fund, a series of the BBH Trust (the “Fund”) as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended October 31, 2015 and for the period from April 1, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH Intermediate Municipal Bond Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended October 31, 2015 and for the period from April 1, 2014 (commencement of operations) to October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2015

4

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO ALLOCATION
October 31, 2015

BREAKDOWN BY SECURITY TYPE

	U.S. $ Value	Percent of Net Assets
Municipal Bonds	$86,867,233	94.6%
Cash and Other Assets in Excess of Liabilities	4,982,100	5.4
NET ASSETS	$91,849,333	100.0%

All data as of October 31, 2015. The Fund’s security type diversification is expressed as a percentage of net assets and may vary over time.

CREDIT QUALITY

	U.S. $ Value	Percent of Total Investments
AAA	$15,769,589	18.2%
AA	25,306,876	29.1
A	44,824,672	51.6
BBB	384,664	0.4
Not rated	581,432	0.7
TOTAL INVESTMENTS	$86,867,233	100.0%

All data as of October 31, 2015. The Fund’s credit quality is expressed as a percentage of total investments and may vary over time. Ratings are provided by Standard and Poor’s (S&P). Where S&P ratings are not available, they are substituted with Moody’s. S&P and Moody’s are independent third parties.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	5

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2015

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (94.6%)
	Alabama (0.4%)
$290,000	Alabama 21st Century Authority,
	Revenue Bonds	06/01/21	5.000%	$337,171
	Total Alabama			337,171
	Arizona (3.6%)
100,000	Coconino County Pollution Control Corp.,
	Revenue Bonds, FGIC[1]	09/01/32	0.483	92,820
425,000	Salt Verde Financial Corp.,
	Revenue Bonds	12/01/19	5.250	479,498
55,000	Salt Verde Financial Corp.,
	Revenue Bonds	12/01/22	5.250	63,746
60,000	Salt Verde Financial Corp.,
	Revenue Bonds	12/01/26	5.250	70,413
2,300,000	Salt Verde Financial Corp.,
	Revenue Bonds	12/01/32	5.000	2,616,296
	Total Arizona			3,322,773
	California (8.9%)
2,000,000	Anaheim City School District, General
	Obligation Bonds, AGM, NPFG[2]	08/01/29	0.000	1,171,560
1,000,000	California Pollution Control Financing
	Authority, Revenue Bonds	07/01/25	3.375	1,016,910
1,000,000	Grossmont Union High School District,
	General Obligation Bonds[2]	08/01/27	0.000	679,350
25,000	Long Beach Bond Finance Authority,
	Revenue Bonds	11/15/19	5.250	28,339
165,000	Long Beach Bond Finance Authority,
	Revenue Bonds	11/15/22	5.250	193,276
530,000	Long Beach Bond Finance Authority,
	Revenue Bonds	11/15/23	5.250	622,384
30,000	Long Beach Bond Finance Authority,
	Revenue Bonds[1]	11/15/27	1.665	28,451
260,000	Long Beach Bond Finance Authority,
	Revenue Bonds	11/15/30	5.500	316,615

The accompanying notes are an integral part of these financial statements.

6

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	California (continued)
$125,000	Los Angeles County Metropolitan
	Transportation Authority, Revenue
	Bonds, AMBAC[1]	07/01/27	0.424%	$119,121
800,000	Los Angeles County Metropolitan
	Transportation Authority, Revenue
	Bonds, AMBAC[1]	07/01/27	0.429	757,195
800,000	Los Angeles County Metropolitan
	Transportation Authority, Revenue
	Bonds, AMBAC[1]	07/01/27	0.434	760,874
675,000	Los Angeles County Metropolitan
	Transportation Authority, Revenue
	Bonds, AMBAC[1]	07/01/27	0.435	643,260
1,150,000	Northern California Transmission
	Agency, Revenue Bonds, NPFG[1]	05/01/24	0.423	1,108,373
750,000	Northern California Transmission
	Agency, Revenue Bonds, NPFG[1]	05/01/24	0.437	721,939
	Total California			8,167,647
	Colorado (0.4%)
415,000	Denver Health & Hospital Authority,
	Revenue Bonds[1]	12/01/33	1.317	384,664
	Total Colorado			384,664
	Connecticut (1.0%)
125,000	Connecticut Housing Finance Authority,
	Revenue Bonds	11/15/22	3.250	128,315
140,000	Connecticut Housing Finance Authority,
	Revenue Bonds	11/15/23	3.450	143,548
725,000	State of Connecticut, General
	Obligation Bonds[1]	03/01/25	1.000	699,523
	Total Connecticut			971,386
	Florida (1.7%)
1,080,000	Greater Orlando Aviation Authority,
	Revenue Bonds	10/01/27	5.000	1,219,590

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	7

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Florida (continued)
$35,000	Hillsborough County Aviation Authority,
	Revenue Bonds	10/01/25	5.000%	$39,947
10,000	Hillsborough County Aviation Authority,
	Revenue Bonds	10/01/26	5.000	11,256
300,000	Pinellas County Health Facilities Authority,
	Revenue Bonds, NPFG[1]	11/15/23	0.230	280,206
	Total Florida			1,550,999
	Georgia (0.6%)
500,000	Monroe County Development Authority,
	Revenue Bonds[1]	01/01/39	2.400	512,655
	Total Georgia			512,655
	Hawaii (0.4%)
300,000	State of Hawaii Airports System Revenue,
	Certificates of Participation	08/01/21	5.000	347,697
	Total Hawaii			347,697
	Illinois (8.0%)
75,000	Chicago Park District, General
	Obligation Bonds	01/01/16	4.500	75,444
60,000	Chicago Park District, General
	Obligation Bonds	01/01/16	5.000	60,404
100,000	Chicago Park District, General
	Obligation Bonds, NPFG	01/01/16	5.000	100,674
90,000	Chicago Park District, General
	Obligation Bonds	11/15/16	5.000	93,559
525,000	Chicago Park District, General
	Obligation Bonds	01/01/18	4.250	553,471
75,000	Chicago Park District, General
	Obligation Bonds	01/01/19	3.000	77,306
360,000	Chicago Park District, General
	Obligation Bonds	01/01/19	4.000	382,036
100,000	Chicago Park District, General
	Obligation Bonds	01/01/19	5.000	109,167

The accompanying notes are an integral part of these financial statements.

8

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Illinois (continued)
$310,000	Chicago Park District, General
	Obligation Bonds	01/01/20	4.000%	$320,695
115,000	Chicago Park District, General
	Obligation Bonds	01/01/20	5.000	127,003
30,000	Chicago Transit Authority, Revenue
	Bonds, AMBAC	06/01/16	5.250	30,654
75,000	Chicago Transit Authority, Revenue
	Bonds, AGC	06/01/17	5.000	79,481
110,000	Chicago Transit Authority, Revenue
	Bonds, AGC	06/01/19	5.250	119,216
710,000	Chicago Transit Authority,
	Revenue Bonds	06/01/19	5.500	779,949
500,000	Chicago Transit Authority,
	Revenue Bonds	06/01/20	5.000	552,575
250,000	Chicago Transit Authority, Revenue
	Bonds, AGC	06/01/20	5.250	269,962
320,000	Chicago Transit Authority, Revenue
	Bonds, AGC	06/01/22	5.000	342,941
190,000	Chicago Transit Authority, Revenue
	Bonds, AGC	06/01/23	5.250	202,654
150,000	Chicago Transit Authority, Revenue
	Bonds, AGC	06/01/24	5.250	159,526
135,000	Metropolitan Pier & Exposition Authority,
	Revenue Bonds, NPFG[2]	12/15/19	0.000	123,329
170,000	Metropolitan Pier & Exposition Authority,
	Revenue Bonds, NPFG[2]	12/15/21	0.000	142,905
105,000	Railsplitter Tobacco Settlement Authority,
	Revenue Bonds	06/01/19	5.125	117,073
95,000	Railsplitter Tobacco Settlement Authority,
	Revenue Bonds	06/01/21	5.375	110,526
375,000	Railsplitter Tobacco Settlement Authority,
	Revenue Bonds	06/01/23	5.500	437,873
500,000	State of Illinois, General Obligation Bonds	02/01/19	5.000	538,025

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	9

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Illinois (continued)
$165,000	State of Illinois, General Obligation Bonds	04/01/20	5.000%	$180,094
200,000	State of Illinois, General Obligation Bonds	08/01/21	5.000	219,396
1,000,000	State of Illinois, General Obligation Bonds	07/01/22	5.000	1,095,200
	Total Illinois			7,401,138
	Kansas (0.4%)
200,000	City of La Cygne, Revenue Bonds, NPFG[1]	04/15/27	0.040	179,835
100,000	City of St. Marys, Revenue Bonds, NPFG[1]	04/15/32	0.040	92,027
100,000	City of Wamego, Revenue Bonds, NPFG[1]	04/15/32	0.020	91,223
	Total Kansas			363,085
	Kentucky (4.5%)
3,000,000	Carroll County, Revenue Bonds, AMBAC[1]	10/01/32	0.262	2,787,381
1,340,000	Kentucky Housing Corp., Revenue Bonds[3]	07/01/19	4.250	1,387,222
	Total Kentucky			4,174,603
	Maryland (1.3%)
1,000,000	County of Baltimore, General
	Obligation Bonds	08/01/23	5.000	1,229,440
	Total Maryland			1,229,440
	Massachusetts (0.1%)
100,000	Commonwealth of Massachusetts,
	Revenue Bonds, AGM[1]	06/01/17	0.000	102,556
	Total Massachusetts			102,556
	Michigan (3.7%)
220,000	Detroit City School District, General
	Obligation Bonds, FGIC	05/01/20	6.000	260,011
250,000	Detroit City School District, General
	Obligation Bonds, FGIC	05/01/21	6.000	301,763
350,000	Detroit City School District, General
	Obligation Bonds	05/01/23	5.000	402,357
95,000	Detroit City School District, General
	Obligation Bonds, BHAC, FGIC	05/01/25	5.250	110,103
55,000	Detroit City School District, General
	Obligation Bonds, AGM	05/01/27	5.250	64,899

The accompanying notes are an integral part of these financial statements.

10

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date	Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Michigan (continued)
$305,000	Detroit City School District, General
	Obligation Bonds, AGM	05/01/29	6.000%	$368,233
1,510,000	Detroit City School District, General
	Obligation Bonds, AGM	05/01/30	5.250	1,780,033
105,000	Michigan Finance Authority,
	Revenue Bonds	05/01/19	5.000	117,532
	Total Michigan			3,404,931
	Missouri (0.7%)
300,000	Health & Educational Facilities Authority
	of the State of Missouri, Revenue
	Bonds, AMBAC[1]	06/01/31	0.429	271,562
310,000	Health & Educational Facilities Authority
	of the State of Missouri, Revenue
	Bonds, AMBAC[1]	06/01/31	0.429	281,368
100,000	St Joseph Industrial Development
	Authority, Revenue Bonds, AMBAC[1,3]	12/11/31	0.149	83,327
	Total Missouri			636,257
	Montana (0.5%)
470,000	Montana Board of Housing,
	Revenue Bonds	12/01/43	3.000	484,048
	Total Montana			484,048
	Nebraska (0.6%)
390,000	Central Plains Energy Project,
	Revenue Bonds	12/01/18	5.250	434,783
90,000	Central Plains Energy Project,
	Revenue Bonds	09/01/27	5.000	100,560
	Total Nebraska			535,343
	Nevada (1.4%)
500,000	County of Washoe, Revenue Bonds,
	AMBAC[1]	03/01/36	0.483	461,464
850,000	County of Washoe, Revenue Bonds,
	NPFG[1]	03/01/36	0.471	790,106
	Total Nevada			1,251,570

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	11

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New Jersey (17.0%)
$1,270,000	New Jersey Economic Development
	Authority, Revenue Bonds[1]	02	/01/17	0.910%	$1,253,833
2,000,000	New Jersey Economic Development
	Authority, Revenue Bonds	06	/15/23	5.000	2,155,940
925,000	New Jersey State Turnpike Authority,
	Revenue Bonds, NPFG[1]	01	/01/30	0.138	845,841
1,200,000	New Jersey State Turnpike Authority,
	Revenue Bonds, NPFG[1]	01	/01/30	0.138	1,097,309
650,000	New Jersey State Turnpike Authority,
	Revenue Bonds, NPFG[1]	01	/01/30	0.228	594,376
1,000,000	New Jersey Transit Corp.,
	Revenue Bonds	09	/15/20	5.000	1,122,570
200,000	New Jersey Transit Corp.,
	Revenue Bonds	09	/15/21	5.000	226,874
300,000	New Jersey Transportation Trust Fund
	Authority, Revenue Bonds	12	/15/23	5.500	334,866
1,150,000	New Jersey Transportation Trust Fund
	Authority, Revenue Bonds[2]	12	/15/26	0.000	669,311
1,850,000	New Jersey Transportation Trust Fund
	Authority, Revenue Bonds[2]	12	/15/30	0.000	826,839
5,750,000	Tobacco Settlement Financing Corp.,
	Revenue Bonds[2]	06	/01/41	0.000	1,460,040
20,155,000	Tobacco Settlement Financing Corp.,
	Revenue Bonds[2]	06	/01/41	0.000	5,034,921
	Total New Jersey				15,622,720
	New York (11.8%)
1,075,000	Metropolitan Transportation Authority,
	Revenue Bonds, AGM[1]	11	/01/22	0.377	1,040,994
50,000	Metropolitan Transportation Authority,
	Revenue Bonds, AGM[1]	11	/01/22	0.382	48,415

The accompanying notes are an integral part of these financial statements.

12

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New York (continued)
$50,000	New York City Transit Authority/
	Metropolitan Trans Authority/Triborough
	Bridge & Tunnel Authority, Certificates
	of Participation, AMBAC[1,3]	01	/01/30	0.518%	$46,481
400,000	New York City Transit Auth/Metropolitan
	Trans Authority/Triborough Bridge &
	Tunnel Authority, Certificates of
	Participation, AMBAC[1,3]	01	/01/30	0.532	372,171
175,000	New York City Transit Authority/
	Metropolitan Trans Authority/Triborough
	Bridge & Tunnel Authority, Certificates
	of Participation, AMBAC[1,3]	01	/01/30	0.534	162,780
300,000	New York State Energy Research &
	Development Authority,
	Revenue Bonds[1]	04	/01/20	0.159	284,837
120,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, AMBAC[1]	12	/01/23	0.483	114,567
225,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, FGIC[1]	06	/01/25	0.483	209,649
700,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, AMBAC[1]	12	/01/25	0.477	664,602
1,845,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, AMBAC[1]	12	/01/25	0.484	1,751,706
1,500,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds[1]	07	/01/26	2.375	1,489,020
210,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, AMBAC[1]	12	/01/26	0.490	198,660

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	13

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	MUNICIPAL BONDS (continued)
	New York (continued)
$300,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, AMBAC[1]	03	/01/27	0.486%	$284,588
1,890,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, AMBAC[1]	07	/01/27	0.487	1,792,529
110,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, AMBAC[1]	07	/01/27	0.490	104,325
1,070,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, XLCA[1]	07	/01/29	0.483	1,017,058
1,325,000	New York State Energy Research &
	Development Authority, Revenue
	Bonds, NPFG[1]	04	/01/34	0.532	1,244,015
	Total New York				10,826,397
	North Carolina (3.6%)
1,405,000	County of Mecklenburg, General
	Obligation Bonds	04	/01/24	5.000	1,745,670
1,250,000	State of North Carolina, General
	Obligation Bonds	06	/01/23	5.000	1,538,013
	Total North Carolina				3,283,683
	Oregon (1.5%)
1,615,000	Clackamas Community College District,
	General Obligation Bonds[2]	06	/15/23	0.000	1,361,009
	Total Oregon				1,361,009
	Pennsylvania (3.5%)
190,000	Allegheny County Airport Authority,
	Revenue Bonds	01	/01/21	5.000	217,600
150,000	Allegheny County Airport Authority,
	Revenue Bonds, FGIC	01	/01/22	5.000	173,034

The accompanying notes are an integral part of these financial statements.

14

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Pennsylvania (continued)
$50,000	Allegheny County Airport Authority,
	Revenue Bonds, FGIC	01	/01/23	5.000%	$58,074
1,000,000	School District of Philadelphia, General
	Obligation Bonds	09	/01/21	5.000	1,129,440
400,000	School District of Philadelphia, General
	Obligation Bonds	09	/01/22	5.250	452,024
215,000	School District of Philadelphia, General
	Obligation Bonds, AGM, FGIC	06	/01/24	5.000	247,736
500,000	State Public School Building Authority,
	Revenue Bonds	04	/01/25	5.000	556,660
345,000	State Public School Building Authority,
	Revenue Bonds	04	/01/31	5.000	372,410
	Total Pennsylvania				3,206,978
	Tennessee (1.8%)
1,400,000	Tennessee Energy Acquisition Corp.,
	Revenue Bonds	02	/01/23	5.000	1,626,450
	Total Tennessee				1,626,450
	Texas (7.8%)
825,000	City of Houston Airport System, Revenue
	Bonds, AGM[1]	07	/01/30	0.240	765,819
325,000	City of Houston Airport System, Revenue
	Bonds, AGM[1]	07	/01/30	0.360	301,606
75,000	City of Houston Airport System, Revenue
	Bonds, XLCA[1]	07	/01/32	0.377	70,394
575,000	City of Houston Airport System, Revenue
	Bonds, XLCA[1]	07	/01/32	0.377	539,477
225,000	City of Houston Airport System, Revenue
	Bonds, XLCA[1]	07	/01/32	0.387	211,485
1,805,000	Grand Prairie Independent School
	District, General Obligation Bonds	02	/15/24	5.250	2,238,128
3,100,000	North Texas Tollway Authority, Revenue
	Bonds, AGC[2]	01	/01/29	0.000	1,936,012

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	15

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date		Interest Rate	Value
	MUNICIPAL BONDS (continued)
	Texas (continued)
$300,000	Texas Municipal Gas Acquisition &
	Supply Corp. I, Revenue Bonds	12	/15/19	5.250%	$340,731
45,000	Texas Municipal Gas Acquisition &
	Supply Corp. I, Revenue Bonds	12	/15/20	5.250	51,838
145,000	Texas Municipal Gas Acquisition &
	Supply Corp. I, Revenue Bonds	12	/15/21	5.250	168,903
445,000	Texas Municipal Gas Acquisition &
	Supply Corp. I, Revenue Bonds	12	/15/23	5.250	523,276
	Total Texas				7,147,669
	Utah (2.7%)
2,000,000	State of Utah, General Obligation Bonds	07	/01/24	5.000	2,492,780
	Total Utah				2,492,780
	Virginia (4.8%)
3,570,000	Commonwealth of Virginia, General
	Obligation Bonds	06	/01/23	5.000	4,389,743
	Total Virginia				4,389,743
	Washington (1.7%)
1,000,000	Port of Seattle, Revenue Bonds	04	/01/23	5.000	1,172,520
180,000	Washington State Housing Finance
	Commission, Revenue Bonds,
	FHLMC, FNMA, GNMA	12	/01/21	2.900	183,829
185,000	Washington State Housing Finance
	Commission, Revenue Bonds,
	FHLMC, FNMA, GNMA	12	/01/22	3.050	190,346
	Total Washington				1,546,695

The accompanying notes are an integral part of these financial statements.

16

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

Principal Amount		Maturity Date	Interest Rate	Value
	Wisconsin (0.2%)
$160,000	County of Milwaukee Airport Revenue,
	Revenue Bonds	12/01/28	5.250%	$185,146
	Total Wisconsin			185,146
	Total Municipal Bonds
	(Identified cost $85,636,836)			86,867,233
TOTAL INVESTMENTS (Identified cost $85,636,836)[4]			94.6%	$86,867,233
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES			5.4%	4,982,100
NET ASSETS			100.0%	$91,849,333

[1]	Variable rate instrument. Interest rates change on specific dates (such as coupon or interest payment date). The yield shown represents the October 31, 2015 coupon or interest rate.
[2]	Security issued with zero coupon. Income is recognized through accretion of discount.
[3]	The Fund’s Investment Adviser has deemed this security to be illiquid based upon the SEC definition of an illiquid security.
[4]	The aggregate cost for federal income tax purposes is $85,636,836, the aggregate gross unrealized appreciation is $1,416,405 and the aggregate gross unrealized depreciation is $186,008, resulting in net unrealized appreciation of $1,230,397.

Abbreviations:

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — AMBAC Financial Group, Inc.

BHAC — Berkshire Hathaway Assurance Corporation.

FGIC — Financial Guaranty Insurance Company.

FHLMC — Federal Home Loan Mortgage Corporation.

FNMA — Federal National Mortgage Association.

GNMA — Government National Mortgage Association.

NPFG — National Public Finance Guaranty Corp.

XLCA — XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	17

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

FAIR VALUE MEASUREMENTS

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including, for example, the risk inherent in a particular valuation technique used to measure fair value, including the model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own considerations about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three levels defined by the fair value hierarchy are as follows:

—	Level 1 – unadjusted quoted prices in active markets for identical investments.
—	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires judgment by the investment adviser. The investment adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the investment adviser’s perceived risk of that instrument.

Financial assets within level 1 are based on quoted market prices in active markets. The Fund does not adjust the quoted price for these instruments.

Financial instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include municipal bonds, investment-grade corporate bonds, U.S. Treasury

The accompanying notes are an integral part of these financial statements.

18

BBH INTERMEDIATE MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS (continued)
October 31, 2015

notes and bonds, and certain non-U.S. sovereign obligations and over-the-counter derivatives. As level 2 financial assets include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Financial assets classified within level 3 have significant unobservable inputs, as they trade infrequently. Level 3 financial assets include private equity and certain corporate debt securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon the actual sale of those investments.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2015.

Investments, at value	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)*	Significant Other Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)*	Balance as of October 31, 2015
Municipal Bonds**	$—	$86,867,233	$—	$86,867,233
Total Investments, at value	$—	$86,867,233	$—	$86,867,233

*	The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended October 31, 2015.
**	For geographical breakdown of municipal bond investments, refer to the Portfolio of Investments.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	19

BBH INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

ASSETS:
Investments in securities, at value (Identified cost $85,636,836)	$86,867,233
Cash	4,457,169
Receivables for:
Investments sold	3,046,699
Interest	637,278
Investment advisory and administrative fees waiver reimbursement	10,835
Shares sold	10,607
Prepaid assets	672
Total Assets	95,030,493

LIABILITIES:
Payables for:
Investments purchased	3,027,600
Professional fees	54,363
Shares redeemed	36,198
Investment advisory and administrative fees	31,239
Custody and fund accounting fees	9,545
Shareholder servicing fees	3,361
Transfer agent fees	2,171
Distributor fees	1,409
Board of Trustees’ fees	1,023
Accrued expenses and other liabilities	14,251
Total Liabilities	3,181,160
NET ASSETS	$91,849,333
Net Assets Consist of:
Paid-in capital	$90,421,076
Accumulated net realized gain on investments in securities	197,860
Net unrealized appreciation/(depreciation) on investments in securities	1,230,397
Net Assets	$91,849,333

NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
($25,943,315 ÷ 2,522,196 shares outstanding)	$10.29
CLASS I SHARES
($65,906,018 ÷ 6,413,963 shares outstanding)	$10.28

The accompanying notes are an integral part of these financial statements.

20

BBH INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS
For the year ended October 31, 2015

NET INVESTMENT INCOME:
Income:
Interest and other income	$1,620,925
Total Income	1,620,925
Expenses:
Investment advisory and administrative fees	296,719
Professional fees	64,242
Board of Trustees’ fees	60,283
Custody and fund accounting fees	44,400
Registration fees	42,702
Transfer agent fees	25,440
Shareholder servicing fees	24,176
Distributor fees	19,580
Miscellaneous expenses	53,092
Total Expenses	630,634
Investment advisory and administrative fees waiver	(235,194)
Expense offset arrangement	(364)
Net Expenses	395,076
Net Investment Income	1,225,849

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in securities	221,782
Net change in unrealized appreciation/(depreciation) on
investments in securities	140,409
Net Realized and Unrealized Gain	362,191
Net Increase in Net Assets Resulting from Operations	$1,588,040

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	21

BBH INTERMEDIATE MUNICIPAL BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2015	For the period from April 1, 2014 (commencement of operations) to October 31, 2014
INCREASE IN NET ASSETS:
Operations:
Net investment income	$1,225,849	$449,551
Net realized gain on investments in securities	221,782	411,073
Net change in unrealized appreciation/(depreciation)
on investments in securities	140,409	1,089,988
Net increase in net assets resulting from operations	1,588,040	1,950,612
Dividends and distributions declared:
From net investment income:
Class N	(229,093)	(7,529)
Class I	(997,005)	(441,870)
From net realized gains:
Class N	(8,229)	—
Class I	(403,258)	—
Total dividends and distributions declared	(1,637,585)	(449,399)
Share transactions:
Proceeds from sales of shares	51,400,360 *	51,190,259
Net asset value of shares issued to shareholders for
reinvestment of dividends and distributions	286,601	8,899
Proceeds from short-term redemption fees	466	—
Cost of shares redeemed	(12,481,618)*	(7,302)
Net increase in net assets resulting from
share transactions	39,205,809	51,191,856
Total increase in net assets	39,156,264	52,693,069

NET ASSETS:
Beginning of period	52,693,069	—
End of period (including undistributed net investment
income of $0 and $152, respectively)	$91,849,333	$52,693,069

*	Includes share exchanges. See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

22

BBH INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a Class N share outstanding throughout each period.

	For the year ended October 31, 2015	For the period from April 1, 2014 (commencement of operations) to October 31, 2014
Net asset value, beginning of period	$10.30	$10.00
Income from investment operations:
Net investment income[1]	0.15	0.09
Net realized and unrealized gain	0.08	0.29
Total income from investment operations	0.23	0.38
Less dividends and distributions:
From net investment income	(0.16)	(0.08)
From net realized gains	(0.08)	—
Total dividends and distributions	(0.24)	(0.08)
Short-term redemption fees[1]	0.002	—
Net asset value, end of period	$10.29	$10.30
Total return	2.29%	3.82%[3]

Ratios/Supplemental data:
Net assets, end of period (in millions)	$26	$1
Ratio of expenses to average net assets before reductions	1.10%	8.78%[4]
Fee waiver	0.45%[5]	8.13%[4,5]
Expense offset arrangement	0.00%[6]	0.00%[4,6]
Ratio of expenses to average net assets after reductions	0.65%	0.65%[4]
Ratio of net investment income to average net assets	1.43%	1.43%[4]
Portfolio turnover rate	142%	91%
Portfolio turnover rate[7]	83%	56%

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees and registration fees.
[5]	The ratio of expenses to average net assets for the fiscal year ended October 31, 2015 and the period ended October 31, 2014, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.65%. The agreement is effective for the period beginning on April 1, 2014 and will terminate on March 1, 2016, unless it is renewed by all parties to the agreement. For the fiscal year ended October 31, 2015 and the period from April 1, 2014 to October 31, 2014 the waived fees were $71,871 and $47,942, respectively.
[6]	Less than 0.01%.
[7]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OCTOBER 31, 2015	23

BBH INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (continued)
Selected per share data and ratios for a Class I share outstanding throughout the period.

	For the year ended October 31, 2015	For the period from April 1, 2014 (commencement of operations) to October 31, 2014
Net asset value, beginning of period	$10.30	$10.00
Income from investment operations:
Net investment income[1]	0.18	0.09
Net realized and unrealized gain	0.06	0.30
Total income from investment operations	0.24	0.39
Less dividends and distributions:
From net investment income	(0.18)	(0.09)
From net realized gains	(0.08)	—
Total dividends and distributions	(0.26)	(0.09)
Short-term redemption fees[1]	0.002	—
Net asset value, end of period	$10.28	$10.30
Total return	2.33%	3.89%[3]

Ratios/Supplemental data:
Net assets, end of period (in millions)	$66	$52
Ratio of expenses to average net assets before reductions	0.78%	0.88%[4]
Fee waiver	0.28%[5]	0.38%[4,5]
Expense offset arrangement	0.00%[6]	0.00%[4,6]
Ratio of expenses to average net assets after reductions	0.50%	0.50%[4]
Ratio of net investment income to average net assets	1.72%	1.49%[4]
Portfolio turnover rate	142%	91%
Portfolio turnover rate[7]	83%	56%

[1]	Calculated using average shares outstanding for the period.
[2]	Less than $0.01.
[3]	Not annualized.
[4]	Annualized with the exception of audit fees and registration fees.
[5]	The ratio of expenses to average net assets for the year ended October 31, 2015 and the period ended October 31, 2014, reflect fees reduced as result of a contractual operating expense limitation of the share class to 0.50%. The agreement is effective for the period beginning on April 1, 2014 and will terminate on March 1, 2016, unless it is renewed by all parties to the agreement. For the year ended October 31, 2015 and the period from April 1, 2014 to October 31, 2014, the waived fees were $163,323 and $137,383, respectively.
[6]	Less than 0.01%.
[7]	The portfolio turnover rate excludes variable rate demand notes.

The accompanying notes are an integral part of these financial statements.

24

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

1.	Organization. The Fund is a separate, diversified series of BBH Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was originally organized under the laws of the State of Maryland on July 16, 1990 as BBH Fund, Inc. and re-organized as a Delaware statutory trust on June 12, 2007. The Fund commenced operations on April 1, 2014. The Fund offers Class N shares and Class I shares. Class N and Class I shares have different operating expenses. With the exception of class specific expenses, all expenses are allocated between classes based on net assets. Neither Class N shares nor Class I shares automatically convert to any other share class of the Fund. As of October 31, 2015, there were six series of the Trust.
2.	Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following summarizes significant accounting policies of the Fund:
A.	Valuation of Investments. Prices of municipal bonds are provided by an external pricing service approved by the Fund’s Board of Trustees (“Board”). These securities are generally classified as Level 2. The evaluated vendor pricing is based on methods that may include consideration of the following: yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments, which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless the use of amortized cost is determined not to represent “fair value” by the Board.

B.	Accounting for Investments and Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined based on the identified cost method. Interest income is accrued daily and consists of interest accrued, discount earned (including, if any, both original issue and market discount) and premium amortization on the investments of the Fund. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the
FINANCIAL STATEMENTS OCTOBER 31, 2015	25

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

collection of all or a portion of the interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

C.	Fund Expenses. Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot be directly attributed to a fund are apportioned amongst each fund in the Trust equally. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
D.	Federal Income Taxes. It is the Trust’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, which is the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund’s tax return, due to certain book-to-tax timing differences such as losses deferred due to “wash sale” transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the Statement of Assets & Liabilities based upon their tax classification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits as of October 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for all open tax years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

E.	Dividends and Distributions to Shareholders. Dividends and distributions from net investment income to shareholders, if any, are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are generally declared and paid annually and are recorded on the ex-dividend date. The Fund declared dividends in the amount of $237,322 and $1,400,263 to Class N and Class I shareholders, respectively, during year ended October 31, 2015. In addition, the Fund designated a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2015 and the period ended October 31, 2014, respectively, were as follows:

Distributions paid from:
	Ordinary income	Net long-term capital gain	Total taxable distributions	Tax exempt income	Tax return of capital	Total distributions paid
2015:	$609,512	—	$609,512	$1,028,073	—	$1,637,585
2014:	53,584	—	53,584	395,815	—	449,399

As of October 31, 2015 and 2014, respectively, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Components of accumulated earnings/(deficit):
	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated earnings	Accumulated capital and other losses	Other book/tax temporary differences	Unrealized appreciation/ (depreciation)	Total accumulated earnings/ (deficit)
2015:	$74,098	$123,762	$197,860	—	—	$1,230,397	$1,428,257
2014:	411,073	—	411,073	—	—	1,089,988	1,501,061

The Fund did not have a net capital loss carryforward at October 31, 2015.

Total distributions paid may differ from amounts reported in the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

To the extent future capital gains are offset by capital loss carryforwards, if any; such gains will not be distributed.

F.	Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.
FINANCIAL STATEMENTS OCTOBER 31, 2015	27

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

3.	Fees and Other Transactions with Affiliates.
A.	Investment Advisory and Administrative Fees. Effective April 1, 2014 (commencement of operations), under a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with the Trust, Brown Brothers Harriman & Co. (“BBH”) through a separately identifiable department (“SID” or “Investment Adviser”) provides investment advisory and portfolio management services to the Fund. BBH also provides administrative services to the Fund. The Fund’s investment advisory fee is calculated daily and paid monthly at an annual rate equivalent to 0.40% of the Fund’s average daily net assets. For the year ended October 31, 2015, the Fund incurred $296,719 under the Agreement.
B.	Investment Advisory and Administrative Fee Waivers. Effective April 1, 2014 (commencement of operations), the Investment Adviser contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of Class N and Class I to 0.65% and 0.50%, respectively. The agreement will terminate on March 1, 2016, unless it is renewed by all parties to the agreement. The agreement may only be terminated during its term with approval of the Fund’s Board of Trustees. For the year ended October 31, 2015, the Investment Adviser waived fees in the amount of $71,871 and $163,323 for Class N and Class I, respectively.
C.	Shareholder Servicing Fees. The Trust has a shareholder servicing agreement with BBH. BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate of 0.15% of Class N shares’ average daily net assets. For the year ended October 31, 2015, Class N shares of the Fund incurred $24,176 in shareholder servicing fees.
D.	Custody and Fund Accounting Fees. BBH acts as a custodian and fund accountant and receives custody and fund accounting fees from the Fund calculated daily and incurred monthly. BBH holds all of the Fund’s cash and investments and calculates the Fund’s daily net asset value. The custody fee is an asset and transaction based fee. The fund accounting fee is an asset based fee calculated at 0.004% of the Fund’s net asset value. For the year ended October 31, 2015, the Fund incurred $44,400 in custody and fund accounting fees. These fees for the Fund were reduced by $364 as a result of an expense offset arrangement with the Fund’s custodian. The credit amount (if any) is disclosed in the Statement of Operations as a reduction to the Fund’s expenses. In the event that the Fund is overdrawn, under the custody agreement with BBH, BBH will make overnight loans to the Fund to cover overdrafts. Pursuant to their agreement, the Fund will pay the Federal Funds overnight investment rate on the day of the overdraft. The total interest incurred by the Fund for the year ended October 31, 2015, was $367.
28

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

E.	Board of Trustees’ Fees. Each Trustee who is not an “interested person” as defined under the 1940 Act receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2015, the Fund incurred $60,283 in independent Trustee compensation and reimbursements.
F.	Affiliated Ownership. As of October 31, 2015, BBH is the owner of record of 58% of the total outstanding shares of the Fund.
4.	Investment Transactions. For the year ended October 31, 2015, the cost of purchases and the proceeds of sales of investment securities, other than short-term investments, was $137,411,541 and $103,762,271, respectively.
5.	Shares of Beneficial Interest. The Trust is permitted to issue an unlimited number of Class N shares and Class I shares of beneficial interest, at no par value. Transactions in Class N and Class I shares were as follows:
	For the year ended October 31, 2015		For the period ended October 31, 2014*
	Shares	Dollars	Shares	Dollars
Class N
Shares sold	3,260,428	$33,497,063	102,326	$1,035,259
Shares issued in connection with
reinvestments of dividends	16,643	169,984	737	7,529
Proceeds from short-term redemption fees	N/A	133	N/A	—
Shares redeemed	(857,223)	(8,734,880)	(715)	(7,302)
Net decrease	2,419,848	$24,932,300	102,348	$1,035,486
Class I
Shares sold	1,755,417	17,903,297	5,015,493	$50,155,000
Shares issued in connection with
reinvestments of dividends	11,443	116,617	134	1,370
Proceeds from short-term redemption fees	N/A	333	N/A	—
Shares redeemed	(368,524)	(3,746,738)	—	—
Net increase (decrease)	1,398,336	$14,273,509	5,015,627	$50,156,370

*	The period represented is from April 1, 2014 (commencement of operations) to October 31, 2014.

Included in Shares Sold and Shares Redeemed are shareholder exchanges during the years ended October 31, 2015. Specifically:

During the fiscal year 2015, 391,812 shares of Class N were exchanged for 392,198 shares of Class I valued at $3,984,732 and 196,099 shares of Class I were exchanged for 195,906 shares of Class N valued at $1,992,367.

FINANCIAL STATEMENTS OCTOBER 31, 2015	29

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

6.	Principal Risk Factors and Indemnifications.
A.	Principal Risk Factors. Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including but not limited to, those described below:

A shareholder may lose money by investing in the Fund (investment risk). The Fund is actively managed and the decisions by the Investment Adviser may cause the Fund to incur losses or miss profit opportunities (management risk). In the normal course of business, the Fund may invest in auction rate securities, the liquidity and price of which are subject to the risk of insufficient demand at auction or on a secondary market (auction rate securities risk). Additionally, in the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to redemption of securities by the issuer before maturity (call risk), failure of a counterparty to a transaction to perform (credit risk), changes in interest rates (interest rate risk), higher volatility for securities with longer maturities (maturity risk), difficulty in being able to purchase or sell a security (liquidity risk) and a significant position in municipal securities in a particular state (state-specific risk). Political, legislative and economic events may affect a municipal security’s value, interest payments, repayments of principal and the Fund’s ability to sell it (municipal issuer risk). Additionally, the Fund may invest more than 25% of total assets in municipal obligations relating to similar types of projects and, as a result, the Fund may be more sensitive to adverse economic, business or political developments (concentration risk). The Fund’s use of derivatives creates risks that are different from, or possibly greater than, the risks associated with investing directly in securities as the Fund could lose more than the principal amount invested (derivatives risk). The value of securities held by the Fund may decline in response to certain events, including: those directly involving the companies or issuers whose securities are held by the Fund; conditions affecting the general economy; overall market changes; and political and regulatory events (market risk). While the Fund endeavors to purchase only bona fide tax exempt bonds, there is a risk that a bond may be reclassified by the IRS as a taxable bond creating taxable income for the Fund and its shareholders (taxation risk). The Fund’s shareholders may be adversely impacted by asset allocation decisions made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders (shareholder concentration risk). The extent of the Fund’s exposure to these risks in respect to these financial assets is included in their value as recorded in the Fund’s Statement of Assets and Liabilities.

Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

30

BBH INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2015

B.	Indemnifications. Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.
7.	Subsequent Events. Management has evaluated events and transactions that have occurred since October 31, 2015 through the date the financial statements were issued. Effective November 1, 2015, the Board approved an increase to the shareholder servicing fees from 0.15% to 0.20% of Class N Shares’ average net assets. The fees will continue to be calculated daily and paid monthly. There were no other subsequent events that would require recognition or additional disclosure in the financial statements.
FINANCIAL STATEMENTS OCTOBER 31, 2015	31

BBH INTERMEDIATE MUNICIPAL BOND FUND
DISCLOSURE OF FUND EXPENSES
October 31, 2015 (unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested distributions, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% Hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

32

BBH INTERMEDIATE MUNICIPAL BOND FUND
DISCLOSURE OF FUND EXPENSES (continued)
October 31, 2015 (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period May 1, 2015 to October 31, 2015[1]
Class N
Actual	$1,000	$1,013	$3.30
Hypothetical[2]	$1,000	$1,022	$3.31

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period May 1, 2015 to October 31, 2015[1]
Class I
Actual	$1,000	$1,014	$2.54
Hypothetical[2]	$1,000	$1,023	$2.55

[1]	Expenses are equal to the Fund’s annualized expense ratio of 0.65% and 0.50% for Class N and I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Assumes a return of 5% before expenses. For the purposes of the calculation, the applicable annualized expenses ratio for each class of shares is subtracted from the assumed return before expenses.
FINANCIAL STATEMENTS OCTOBER 31, 2015	33

BBH INTERMEDIATE MUNICIPAL BOND FUND
CONFLICTS OF INTEREST
October 31, 2015 (unaudited)

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts (including proprietary accounts) managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. For example, BBH may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH a performance fee in addition to the stated investment advisory fee. In such cases, BBH may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH’s chances of receiving the performance fee. However, BBH has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Purchases and sales of securities for the Fund may be aggregated with orders for other BBH client accounts. BBH, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification

34

BBH INTERMEDIATE MUNICIPAL BOND FUND
CONFLICTS OF INTEREST (continued)
October 31, 2015 (unaudited)

and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH to the third party. BBH may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH to be unreliable, the Fund’s investments may be valued at fair value by BBH pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value”, BBH seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price, generally, may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH deems relevant at the time of the determination, and may be based on analytical values determined by BBH using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH, including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics.

With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a chief compliance officer and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s chief compliance officer on areas of potential conflict.

FINANCIAL STATEMENTS OCTOBER 31, 2015	35

BBH INTERMEDIATE MUNICIPAL BOND FUND
ADDITIONAL FEDERAL TAX INFORMATION
October 31, 2015 (unaudited)

The qualified investment income (QII) percentage for the year ended October 31, 2015 was 100%. In January 2016, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their individual income tax returns.

36

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND
(unaudited)

Information pertaining to the Trustees and executive officers of the BBH Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Birth Date: March 3, 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.

Andrew S. Frazier Birth Date: April 8, 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.

Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.

John M. Tesoro Birth Date: May 23, 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in 2012).	6	Trustee, Bridge Builder Trust (8 Funds) Director, Teton Advisors, Inc. (a registered investment adviser).

FINANCIAL STATEMENTS OCTOBER 31, 2015	37

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND
(unaudited)

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships Held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Birth Date: February 18, 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co., Director of BBH Luxembourg S.C.A. (since 1992); Director of BBH Trust Company (Cayman) Ltd. (2007 to April 2011); and BBH Investor Services (London) Ltd. (2001 to April 2011).	6	None.

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	6	None.

38

TRUSTEES AND OFFICERS OF BBH INTERMEDIATE MUNICIPAL BOND FUND
(unaudited)

OFFICERS

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Partner of BBH&Co. since 1995; joined BBH&Co. in 1977.

Charles H. Schreiber 140 Broadway New York, NY 10005 Birth Date: December 10, 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.

Paul F. Gallagher 140 Broadway New York, NY 10005 Birth Date: June 28, 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director and Counsel, Morgan Stanley Smith Barney LLC (2009–September 2015).

Suzan Barron 50 Post Office Square Boston, MA 02110 Birth Date: September 5, 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.

James D. Kerr 50 Post Office Square Boston, MA 02110 Birth Date: January 5, 1983	Assistant Secretary	Since 2015	Associate and Investor Services Assistant Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011 to September 2013); Judicial Law Clerk, Massachusetts Court of Appeals (September 2010 to September 2011).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of the Predecessor Trust.
+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.
^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.
FINANCIAL STATEMENTS OCTOBER 31, 2015	39

Administrator	Investment Adviser
Brown Brothers Harriman & Co.	Brown Brothers Harriman
140 Broadway	Mutual Fund Advisory
New York, NY 10005	Department
140 Broadway
Distributor	New York, NY 10005
Alps Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
1-800-575-1265

To obtain information or make shareholder inquiries:
By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com
On the internet:	www.bbhfunds.com

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund. Such offering is made only by the prospectus, which includes details as to offering price and other material information.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” Information on Form N-Q is available without charge and upon request by calling the Funds at the toll-free number listed above. A text only version can be viewed online or downloaded from the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information from the BBH Funds website at www.bbhfunds.com.

A summary of the Fund’s Proxy Voting Policy that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent 12-month period ended June 30, is available upon request by calling the toll-free number listed above. This information is also available on the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

As of the period ended October 31, 2015 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (800) 575 - 1265.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Andrew S. Frazier, John M. Tesoro and Mark M. Collins possess the attributes identified in Instruction (b) of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Andrew S. Frazier, John M. Tesoro and Mark M. Collins as the Registrant’s audit committee financial experts. Messrs. Andrew S. Frazier, John M. Tesoro and Mark M. Collins are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $188,700 for 2015 and $150,800 for 2014.

(b)

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2015 and $0 for 2014.

(c)

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $30,100 for 2015 and $30,550 for 2014.  These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $47,500 for 2015 and $39,000 for 2014.

The other services provided to the Registrant consisted of examinations pursuant to Rule 17f-2 of the Investment Company Act of 1940, as amended and filings of Form N-17f-2 “Certificate of Accounting of Securities and Similar Investments in the Custody of Management Investment Companies” with the U.S. Securities and Exchange Commission (“17f-2 Services”) in addition to audit services, tax services and 17f-2 Services provided to other series of the Registrant.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 0%; and Other Fees were 0%.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not  including  any sub-adviser whose  role  is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $3,976,242 for 2015 and $2,321,765 for 2014.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable

Item 6. Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.
(a)(3)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BBH Trust

By: (Signature and Title)

/s/ Jean-Pierre Paquin

Jean-Pierre Paquin

Title:  President (Principal Executive Officer)

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Jean-Pierre Paquin

Jean-Pierre Paquin

Title: President (Principal Executive Officer)

Date: January 8, 2016

By: (Signature and Title)

/s/ Charles H. Schreiber

Charles H. Schreiber

Title: Treasurer (Principal Financial Officer)

Date: January 8, 2016